SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement       [_]   Confidential, For Use of the
                                              Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           EUROWEB INTERNATIONAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:
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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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

                           EUROWEB INTERNATIONAL CORP.
                       1138 Budapest, Vaci ut 141. Hungary
                              (Tel) +36-1 889 7101
                              (Fax) +36-1 889 7128

               TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of EuroWeb International Corp., a Delaware corporation (the "Company" or "Euroweb"), will be held at * (local time), on *, 2006 at * Budapest, Hungary for the following purposes:

      1. Consider and vote upon a proposal to sell 100% of the Company's interest in the Company's two Internet and telecom related operating subsidiaries, Euroweb Internet Szolgaltato Rt ("Euroweb Hungary ") and Euroweb Romania S.A ("Euroweb Romania") together referred to as the "Subsidiaries" as contemplated in that certain Share Purchase Agreement (the "Agreement") entered by and between Invitel
            Tavkozlesi Szolgaltato Rt., a Hungarian joint stock company ("Invitel") and the Company on December 19, 2005, which is attached hereto as Exhibit A; and

      2. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on *, 2006 are entitled to notice of and to vote at the special meeting. You may vote your shares by:

      o marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;

      o dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or

      o casting your vote via the Internet at the website shown on the enclosed proxy card.

You may also vote in person at the special meeting, even if you use one of the three options listed above.

We have enclosed with this Notice of Special Meeting, a proxy statement and a form of proxy.

By Order of the Board of Directors,


Stewart Reich,  Chairman of the Board of Directors

Budapest, Hungary
*, 2006

                           EXHIBIT A TO THE NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS

            Special Resolution to be Submitted to Stockholders at the Special Meeting of Stockholders relating to Proposal No. 1

Be it resolved as a special resolution that:

      1. The entering into of the Agreement between the Company and Invitel relating to the sale by the Company to Invitel of the Subsidiaries and all transactions, proceedings and actions to be completed thereunder are hereby approved, ratified and adopted; and

      2. Any director or officer of the Company be and s/he is hereby authorized and directed to execute on behalf of the Company any document required to be delivered pursuant to the Agreement.

                           EUROWEB INTERNATIONAL CORP.
                       1138 Budapest, Vaci ut 141. Hungary
                              (Tel) +36-1 889 7101
                              (Fax) +36-1 889 7128

               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2006 special meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote either by:

            (i) completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope;

            (ii) by dialing the toll free number on the enclosed proxy card and casting your vote; or

            (iii) visiting  the  website  shown on the  enclosed  proxy card and casting your vote.

This proxy statement and the form of proxy will be mailed to all stockholders on or about *, 2006.

                      INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

*, 2006, * P.M. Budapest, Hungary time.

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at *, Budapest, Hungary.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

You will be voting on the following matters:

1. APPROVAL OF THE SALE OF THE SUBSIDIARIES. To vote on the sale of 100% of the Company's interest in the Subsidiaries as contemplated in the Agreement entered into by and between Invitel and the Company resulting in the Company's classification of the Subsidiaries as discontinued operations and the reflection of the Company's revenues for the year ended December 31, 2004 of zero; and

2. OTHER BUSINESS. To transact such other business as may properly come before the special meeting or any adjournment of the special meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on *, 2006 will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting. You are entitled to one vote for each share of common stock held on that date. On *, 2006, there were * shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL SET FORTH HEREIN.

  ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE SALE OF THE SUBSIDIARIES AS SET FORTH IN THE AGREEMENT ENTERED INTO BETWEEN
                            INVITEL AND THE COMPANY.

HOW DO I VOTE BY PROXY?

You may vote your shares by:

      o VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038. A pre-addressed, postage-paid envelope is provided for this purpose.

      o VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

      o VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

If you return your signed proxy card or vote by phone or the Internet before the special meeting, we will vote your shares as you direct. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them "FOR" the approval of the sale of 100% of the Company's interest in the Subsidiaries as contemplated in the Agreement entered into by and between Invitel and the Company.

If any matters other than those set forth above are properly brought before the special meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

      1. Submitting another proxy by mail, telephone or internet with a more recent date than that of the proxy first given;

      2. Sending written notice of revocation to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038; or

      3. Attending the special meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

One-third of the outstanding shares of the Company common stock entitled to vote at the special meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the special meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the special meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

The approval of the sale of 100% of the Company's interest in the Subsidiaries as contemplated in the Agreement entered into by and between Invitel and the Company will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the special meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHO CAN ANSWER FURTHER QUESTIONS?

If you have more questions about the proposed sale of the Subsidiaries, you should contact the below party at the Company's principal executive offices:

EUROWEB INTERNATIONAL CORP.
1138 Budapest, Vaci ut 141. Hungary
(Tel) +36-1 889 7101
(Fax) +36-1 889 7128 Attention: Kriszta Hollo

                      Summary Term Sheet for Proposal No. 1

      In Proposal No. 1, you are being asked to approve the sale of the Subsidiaries to Invitel. The terms of the Agreement mandate that the total purchase price to be paid is US $30,000,000 of which US $29,400,000 is payable at closing and the remaining US $600,000 is payable upon delivery of a certificate prepared by an independent auditor identifying the net indebtedness of the Subsidiaries, which are required to be debt free including the full payment by Euroweb Hungary on or prior to the Closing Date of the US $6,000,000 loan it received from Commerzbank Hungary ("Commerzbank") in connection with the Company's acquisition of Navigator Informatika Rt. ("Navigator"). The purchase price is to be reduced by the amount of any debt held in the Subsidiaries. The closing of the sale of the Subsidiaries, of which we cannot provide any guarantee, is expected to occur within seven business days of the delivery of an audit report prepared by an independent auditor with respect to the Subsidiaries and the approval of the Agreement by the shareholders of the Company provided that such date is no later than June 30, 2006 and receipt of approval of the proposed transaction by the Hungarian Economic Competition Office in Hungary, which the Company has received. If the Company fails to have the Agreement approved at a shareholders meeting, the Company will be obligated to reimburse Invitel for its expenses associated with the acquisition of the Subsidiaries not to exceed EUR 400,000. The Company has classified the Subsidiaries as discontinued operations reflecting revenue for the year ended December 31, 2004 of zero.

Reason for the Transaction

      The Board of Directors believes the sale of the Subsidiaries, which are engaged in the business of providing Internet Service in Hungary and Romania, is the culmination of the Company's strategy that was first implemented in 1997 of identifying and developing companies within emerging industries for the purpose of consolidation and sale if favorable market conditions exist. Although the Company primarily focuses on the operation and development of its core businesses, the Company pursues consolidations and sale opportunities as presented in order to develop its core businesses.

The Company commenced the consolidation strategy in various Central and Eastern European countries as follows:

      o in Hungary, with the acquisition of various Internet and telecommunications companies in 1997 that were eventually consolidated and named Euroweb Hungary, the acquisition of Elender Rt. in 2004 and the acquisition of Navigator in 2005;

      o     in  Romania,   with  the   acquisition   of  several   Internet  and
            telecommunications   companies   in  2000   that   were   eventually
            consolidated and named Euroweb Romania;

      o     in  Slovakia,   with  the   acquisition  of  several   Internet  and
            telecommunications companies from 1999 to 2000 that were eventually consolidated and named Euroweb Slovakia; and

      o     in  Czech  Republic,  with  the  acquisition  of  two  Internet  and
            telecommunications   companies   during  1999  and  2000  that  were
            eventually consolidated and named Euroweb Czech Republic.

      In 2004, the Company elected to sell its Internet Service assets located in the Czech Republic and Slovakia as the Company received offers it believed were above the market value of such assets. Further, the disposition of the two Subsidiaries, Euroweb Hungary and Euroweb Romania, for a purchase price of $30,000,000 will allow the Company to redeploy capital to acquire additional assets in IT space and other as-yet unidentified industries that the Company deems profitable, as well as focus its expertise in the area of IT outsourcing in Central and Eastern Europe. If the opportunity presents itself, the Company will consider implementing its consolidation strategy with its remaining subsidiary and any other business that it enters. However, the Company does not presently have any plans, proposals or arrangements to redeploy its capital or engage in any acquisitions. The Company has not yet identified any specific new industries in which to invest.

      For a more detailed discussion please see "Proposal No. 1 - Approval of the Sale of the Subsidiaries to Invitel" located on page 8.

Conditions to Closing of the Sale of the Subsidiaries

The completion of the proposed sale of the Subsidiaries depends upon the meeting of a number of conditions including the following:

      o The issuance by the Hungarian Economic Competition Office of its unconditional approval of the sale of the Subsidiaries to Invitel, which has been issued;

      o Approval of the Agreement by a majority of the stockholders of the Company at a special meeting of stockholders in which a quorum was present;

      o Delivery of an audit report prepared by an independent auditor with respect to the Subsidiaries and the absence of any event or circumstance revealed in the audit that could reasonably be expected to have a material adverse effect on the financial condition of the Subsidaries, of which Invitel was not aware; and

      o There shall be no material adverse change with respect to the Subsidiaries.

Risks

      The sale of the Subsidiaries will reduce the lines of business which we conduct. This decrease in diversification of our business could serve to magnify any downturns in the remaining business lines. In particular:

      o Our ability to adjust to changes in consumer demand or economic shifts could be materially impacted.

      o Upon classifying the Subsidiaries as discontinued operations (see "Accounting Treatment"), our revenue for the year ended December 31, 2004 decreased to $-0- from $28,111,786.

      o Upon classifying the Subsidiaries as discontinued operations, our net loss from continuing operations for the year ended December 31, 2004 increased to $1,402,766 from a net loss of $1,099,176.

      o Although we solicited a number of offers for the Subsidiaries, there can be no assurance that the value may not be higher in a sale to other purchasers.

      o The loss of expected synergies and a common customer base between Navigator Informatika Rt. and Euroweb Hungary, which may limit Navigator Informatika Rt.'s ability to generate revenue and may also have a goodwill impairment effect.

      o As a result of the sale of the Subsidiaries and the acquisition of Navigator, the Company may be deemed to have entered a new line of business and, as a result of the change of such business line, The Nasdaq Stock Market may request that we reapply for listing and satisfy all initial listing standards despite the fact that the Company will have continuing operations in Central and Eastern Europe.

      o If the Company fails to have the Agreement approved at a shareholders meeting , the Company will be obligated to reimburse Invitel for its expenses associated with the acquisition of the Subsidiaries not to exceed EUR 400,000 and this payment, combined with loss of proceeds from the failed sale of the Subsidiaries, may result in the Company experiencing financial difficulty with respect to its cash position.

      For a more detailed discussion please see "Proposal No. 1 - Approval of the Sale of the Subsidiaries to Invitel" located on page 9.

Absence of Dissenters' Rights of Appraisals

      Under the applicable provisions of General Corporation Law of the State of Delaware ("GCL"), Euroweb's stockholders will have no rights in connection with the proposed sale of the Subsidiaries to seek appraisal for the fair value of their shares of common stock.

     For a more detailed discussion please see "Proposal No. 1 - Approval of the Sale of the Subsidiaries to Invitel" located on page 10.

                                 PROPOSAL NO. 1

                 APPROVAL OF SALE OF THE SUBSIDIARIES TO INVITEL

Proposed Transaction

      On December 19, 2005, the Company entered into the Agreement with Invitel. Pursuant to the Agreement, the Company has agreed to sell and, Invitel has agreed to purchase, 100% of the Company's interest in the Subsidiaries. The purchase price to be paid to the Company is US $30,000,000 in cash of which US $29,400,000 is payable at closing and the remaining US $600,000 is payable upon delivery of a certificate prepared by an independent auditor identifying the net indebtedness of the Subsidiaries, The Subsidiaries are required to be debt free, which includes the full payment on or prior to the Closing Date of the US $6,000,000 loan obtained by Euroweb Hungary from Commerzbank in connection with the Company's acquisition of Navigator Informatika Rt. The purchase price is to be reduced by the amount of any debt held in the Subsidiaries. The closing of the sale of the Subsidiaries, of which we cannot provide any guarantee, is expected to occur within seven business days of receipt of an audit report prepared by an independent auditor with respect to the Subsidiaries, the approval of the Agreement by the shareholders of the Company provided that such date is no later than June 30, 2006 and receipt of approval of the proposed transaction by the Hungarian Economic Competition Office in Hungary, which the Company has received. If the Company fails to have the Agreement approved at a shareholders meeting, the Company will be obligated to reimburse Invitel for its expenses associated with the acquisition of the Subsidiaries not to exceed EUR 400,000. The Subsidiaries have been classified as discontinued operations and, as a result, the Company's revenue for the year ended December 31, 2004 is zero.

Background of the Transaction

      In April 2005, the Company's Board of Directors was notified that Invitel was looking for acquisition and consolidation opportunities in Hungary. On April 27, 2005, Invitel made a non-binding offer to purchase the Subsidiaries. From April 2005 through September 2005, Invitel made three non-binding offers. On December 15, 2005, Invitel submitted a binding offer that the Board of Directors of the Company accepted on December 17, 2005 and which culminated in the entering of the Agreement on December 19, 2005. In addition, the Company received several non-binding and binding offers from various parties. The Company eventually received and entered a binding offer from an international telecommunication company for the sale of the Subsidiaries on December 8, 2006. In connection with the receipt of the binding offer, the Company signed an exclusivity agreement with the international telecommunication company, which expired on December 16, 2005. After the expiration of the exclusivity agreement with the international telecommunications company on December 16, 2005, the Company entered into the Agreement with Invitel.

      Business of the Company

            We own and operate Internet Service Providers in Hungary and Romania through the Subsidiaries, Euroweb Hungary and Euroweb Romania. Euroweb Hungary and Euroweb Romania are classified as discontinued operations for all periods presented in the financial statements of the Company. We are also engaged in the IT consulting business though our other subsidiary, Navigator Informatika Rt., which we acquired on October 7, 2005. Navigator Informatika Rt. operates through its wholly owned subsidiaries, Navigator Info Kft. and Navigator Engineering Kft. and is engaged in information technology outsourcing, applications development and information technology consulting services primarily in the Hungarian market. Navigator's client base includes primarily large organizations both in the corporate and institutional (public) sector. We previously had operations in the Czech Republic and Slovakia through our subsidiaries Euroweb Czech and Euroweb Slovakia, which were sold on December 16, 2004 and April 15, 2005, respectively.

      Our revenues generated by Navigator Informatika Rt. come from the following three sources:

      o Full service IT System operation or complete IT outsourcing, comprising full service support and maintenance with a cost-effective and competitive service desk system, call center, hotline support and remote troubleshooting

      o IT system implementation and IT project management, including: consultancy, system design, development and implementation and training; and

      o     Sale of IT devices

Business of Invitel

      Founded in 1994, Invitel offers telephony, Internet, and data services to residential and business customers in Hungary. Invitel is the incumbent operator in 9 out of 54 primary service areas. In the rest of Hungary, Invitel is an alternative telecom operator with a national fibre backbone, metropolitan area networks and point-to-multi-point microwave access system.

      Invitel's   corporate   headquarters  is  located  at  Invitel  Tavkozlesi
Szolgaltato Rt. Puskas Tivadar u. 8-10 H-2040 Budaros,  Hungary (Tel: 0036 1 801
1355).

Reasons for the Transaction

      The Board of Directors believes the sale of the Subsidiaries, which are engaged in the business of providing Internet Service in Hungary and Romania, is the culmination of the Company's strategy that was first implemented in 1997 of identifying and developing companies within emerging industries for the purpose of consolidation and sale if favorable market conditions exist. Although the Company primarily focuses on the operation and development of its core businesses, the Company pursues consolidations and sale opportunities as presented.

      The Company commenced the consolidation strategy in various Central and Eastern European countries as follows:

      o in Hungary, with the acquisition of various Internet and telecommunications companies in 1997 that were eventually consolidated and named Euroweb Hungary, the acquisition of Elender Rt. in 2004 and the acquisition of Navigator in 2005;

      o     in  Romania,   with  the   acquisition   of  several   Internet  and
            telecommunications   companies   in  2000   that   were   eventually
            consolidated and named Euroweb Romania;

      o     in  Slovakia,   with  the   acquisition  of  several   Internet  and
            telecommunications companies from 1999 to 2000, that were eventually consolidated and named Euroweb Slovakia; and

      o     in  Czech  Republic,  with  the  acquisition  of  two  Internet  and
            telecommunications   companies   during  1999  and  2000  that  were
            eventually consolidated and named Euroweb Czech Republic.

In 2004, the Company elected to sell its Internet Service assets located in the Czech Republic and Slovakia as the Company received offers it believed were above the market value of such assets. Further, the disposition of the Subsidiaries, Euroweb Hungary and Euroweb Romania, for a purchase price of $30,000,000 will allow the Company to redeploy capital to acquire additional assets in IT space and other as-yet unidentified industries that the Company deems profitable, as well as focus its expertise in the area of IT outsourcing in Central and Eastern Europe. If the opportunity presents itself, the Company will consider implementing its consolidation strategy with its remaining subsidiary and any other business that it enters. However, the Company does not presently have any plans, proposals or arrangements to redeploy its capital or engage in any acquisitions. The Company has not yet identified any specific new industries in which to invest.

      Management considered the possibility of putting the Subsidiaries on the public auction block. Management decided against this for a number of reasons related to the specialized nature of the business and management's belief that only companies already in the relevant business area (i.e. the Subsidiaries' competitors) would be interested in purchasing the Subsidiaries. Specifically, management decided against a public auction for the following reasons:

      o The Internet Service industry is extremely competitive. Accordingly, protecting the primary assets consisting largely of intellectual properties is inherently a risk-filled proposition. The Company's management was extremely concerned that a "public" sale of the Subsidiaries would simply lead to competitors engaging in the due diligence process for no purpose other than to glean confidential information.

      o The Company was also of the view that public disclosure of the proposed sale would lead to key employees becoming unnecessarily concerned and possibly leaving the Company's subsidiaries to find increased security elsewhere and in particular, with competitors of the Subsidiaries.

      o Based on the Company's private negotiations for the sale of the Subsidiaries with several parties, the Company believes that the price being paid by Invitel is the best price the Company could reasonably secure.

Prior to entering into the Agreement, during the past two years there has been no other negotiations, transactions or contacts between the Company and Invitel concerning any merger, consolidation, acquisition, tender offer, election of the Company's directors or the sale of a material amount of assets of the Company. There are no present or proposed material agreements, arrangements, understandings or relationships between the Company or any of its executive officers, directors, controlling persons or subsidiaries and Invitel or any of its executive officers, directors, controlling persons or subsidiaries.

Risks

The sale of the Subsidiaries will reduce the lines of business which we conduct. This decrease in diversification of our business could serve to magnify any downturns in the remaining business lines. In particular:

      o Our ability to adjust to changes in consumer demand or economic shifts could be materially impacted.

      o Upon classifying the Subsidiaries as discontinued operations (see "Accounting Treatment"), our revenue for the year ended December 31, 2004 decreased to $-0- from $28,111,786.

      o Upon classifying the Subsidiaries as discontinued operations, our net loss from continuing operations for the year ended December 31, 2004 increased to $1,402,766 from a net loss of $1,099,176.

      o Although we solicited a number of offers for the Subsidiaries, there can be no assurance that the value may not be higher in a sale to other purchasers.

      o The loss of expected synergies and a common customer base between Navigator Informatika Rt. and Euroweb Hungary, which may limit Navigator Informatika Rt.'s ability to generate revenue and may also have a goodwill impairment effect.

      o As a result of the sale of the Subsidiaries and the acquisition of Navigator, the Company may be deemed to have entered a new line of business and, as a result of the change of such business line, The Nasdaq Stock Market may request that we reapply for listing and satisfy all initial listing standards despite the fact that the Company will have continuing operations in Central and Eastern Europe.

      o If the Company fails to have the Agreement approved at a shareholders meeting, the Company will be obligated to reimburse Invitel for its expenses associated with the acquisition of the Subsidiaries not to exceed EUR 400,000 and this payment, combined with loss of proceeds from the failed sale of the Subsidiaries, may result in the Company experiencing financial difficulty with respect to its cash position.

Absence of Dissenters' Rights of Appraisals

      Under the applicable provisions of GCL, Euroweb's stockholders will have no rights in connection with the proposed sale of the Subsidiaries to seek appraisal for the fair value of their shares of common stock.

Votes Required

      The approval of the sale of 100% of the Company's interest in the Subsidiaries as contemplated in the Agreement entered into by and between Invitel and the Company will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the special meeting.

Interest of Related Parties in the Proposed Sale of the Subsidiaries to Invitel

      During the initial stages of due diligence and negotiation, a third party expressed interest to the Company to purchase the Subsidiaries for US $26,000,000. In order to provide management of the Company with the appropriate motivation to achieve the highest possible purchase price, the Company's Compensation Committee was granted the discretionary ability to pay a bonus to members of management that were associated with the Company receiving a purchase price in excess of US $28,000,000 for the Subsidiaries. The bonus, which is at the discretion of the Compensation Committee, will be up to 20% of the purchase price received in excess of US $28,000,000. Upon the Company closing on the sale of the Subsidiaries for US $30,000,000 to Invitel, a bonus of up to US $400,000 (or 20% of US $2,000,000) may be paid by the Compensation Committee to select members of management. To the best of our knowledge, except for the Bonus, none of the Company's officers or directors have a financial interest in the proposed sale of the Subsidiaries to Invitel.

Accounting Treatment

      Under accounting principles generally accepted in the United States of America, we reflected the results of operations of the Subsidiaries as discontinued operations. The expected gain on the sale of the Subsidiaries, net of any applicable taxes, will be reflected in discontinued operations in the quarter during which the proposed sale closes.

Federal Income Tax Consequence

      The proposed sale of the Subsidiaries should have no direct income tax consequences to the Company stockholders. The proposed sale of the Subsidiaries will be reported by the Company as a sale of assets for federal income tax purposes in the fiscal year ending December 31, 2006. The proposed sale of the Subsidiaries will be a taxable transaction for United States federal income tax purposes. Accordingly, the Company will recognize a gain or loss with respect to the proposed sale of the Subsidiaries in an amount equal to the difference between the amount of the consideration received for each asset over the adjusted tax basis in the asset sold.

Regulatory Approvals

      No United States Federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed sale of the
Subsidiaries  other  than  federal  securities  laws.  However,  the sale of the
Subsidiaries is contingent upon the issuance by the Hungarian Economic Competition Office of its unconditional approval of the sale of the Subsidiaries to Invitel. According to the deadlines defined in the Agreement, an application for the approval of the proposed transaction was filed on January 17, 2006 with the Hungarian Economic Competition Office.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information with respect to the beneficial ownership of our common stock as of March 24, 2006 by (i) each person known by our company to own beneficially more than 5% of the outstanding Common Stock;
(ii) each director of our company; (iii) each officer of our company and (iv) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by it or him as set forth opposite its or his name.

                                       Shares
 Name and  Address              Beneficially Owned(1)     Percent Owned (1)
------------------------------  --------------------- --------------------------
KPN Telecom B.V. (4)                  2,036,188               34.85%
Maanplein 5
The Hague, The Netherlands

Fleminghouse Investments Limited        522,054                8.93%
Chrysanthou Mylona 3, P.C.
3030 Limassol
Cyprus

CORCYRA d.o.o.(3)                     2,326,043               39.81%
Verudela 17
Pula Croatia 52100

Graeton Holdings Limited                441,566                7.60%
256 Makarios Avenue,Eftapaton
Court, CY3105 Limassol, Cyprus;

Csaba Toro  (2)(5)(6)                    62,500                1.07%
1138 Budapest
Vaci ut 141.
Hungary

Stewart Reich (6)(7)                     75,000                1,28%
18 Dorset Lane,
Bedminister, NJ 07921

Gabor Ormosy
Fleminghouse Investments Limited         25,000                   *
Chrysanthou Mylona 3, P.C. (6) (9)
3030 Limassol
Cyprus

Yossi Attia (6)(8)                       25,000                   *
1061 1/2 Spalding Ave.
West Hollywood, CA 90046

Ilan Kenig (6)(8)                        25,000                   *
7438 Fraser Park Drive
Burnaby, BC Canada V5J 5B9

Moshe Schnapp (5)(6)                     58,968                1.01%
846 N Huntley
West Hollywood, CA 90069

All Officers and Directors as a         240,218                4.65%
Group (6 Persons)

* Less than one percent

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after March 24, 2006. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on March 24, 2006, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Mr. Toro owns, directly or indirectly, 1.07% of the issued and outstanding shares of the Company represented by options to purchase 62,500 shares.

(3) Pursuant to a Stock Purchase Agreement dated as of January 28, 2005, by and between KPN Telecom B.V. ("KPN Telecom"), a company incorporated under the laws of the Netherlands, and CORCYRA d.o.o., a Croatian company ("CORCYRA") (the "Purchase Agreement"), KPN Telecom sold to CORCYRA 289,855 shares (the "Initial Shares") of our common stock for US $1,000,000 (the "Initial Closing"). The Initial Closing occurred on February 1, 2005. Pursuant to the Purchase Agreement, CORCYRA has also agreed to purchase and, KPN has agreed to sell, KPN Telecom's remaining 2,036,188 shares of our common stock (the "Final Shares") on April 30, 2006 (the "Final Closing"); provided, however, that upon 14 days' prior written notice to KPN Telecom, CORCYRA may accelerate the Final Closing to an earlier month-end date as specified in such notice; provided, further, that the Final Closing is subject to the satisfaction or waiver of all of the conditions to closing set forth in the Purchase Agreement. Accordingly, CORCYRA presently owns 289,855 shares of common stock and is deemed to own, pursuant to Rule 13d-3(d), promulgated under the Securities Exchange Act of 1934, as amended, the remaining 2,036,188 shares held by KPN Telecom.

(4) KPN Telecom B.V. is a subsidiary of Royal KPN N.V.

(5) An officer of the Company.

(6) A director of the Company.

(7) Includes an option to purchase 75,000 shares of common stock at an exercise price of $4.21 per share. 25,000 options vest on April 13, 2004, 25,000 options vest on April 13, 2005, while 25,000 options vest on April 13, 2006

(8) Effective March 22, 2005, the Board of Directors granted the two new directors 100,000 options each at an exercise price of $3.40 per share under the 2004 Incentive Plan. Each director's options vest in four equal installments of 25,000 shares each on September 22, 2005, September 22, 2006, September 22, 2007 and September 22, 2008.

(9) Effective June 2, 2005, the Board of Directors granted 100,000 options at an exercise price of $4.05 per share under the 2004 Incentive Plan. The options vest in four equal installments of 25,000 shares each on December 2, 2005, December 2, 2006, December 2, 2007 and December 2, 2008.

The foregoing table is based upon 5,843,067 shares of common stock outstanding as of March 24, 2006.


Shareholder Proposals

      The Company intends to hold its 2006 annual meeting in May 2006 although it has not set a definitive date for such meeting. Therefore, any proposal which any shareholder may intend to present at the annual meeting to be held in 2006 must be received by us on or before April 3, 2006, if such proposal is to be included in the proxy statement and form of proxy pertaining to the 2006 annual meeting.

      THE COMPANY'S BOARD OF DIRECTORS HAS CAREFULLY CONSIDERED THE FOREGOING FACTORS AND UNANIMOUSLY BELIEVES THAT THE TRANSACTION IS IN THE BEST INTEREST OF THE COMPANY'S STOCKHOLDERS. THE BOARD BELIEVES THAT THE PURCHASE PRICE IS FAIR AND REASONABLE UNDER THE CIRCUMSTANCES AND IN THE CURRENT ECONOMIC CLIMATE.

      For further information, see the Company's audited financial statements for the year ended December 31, 2005 attached hereto as Exhibit B, unaudited individual financial statements of Euroweb Hungary as of December 31, 2005 attached hereto as Exhibit C, unaudited individual financial statements of Euroweb Romania as of December 31, 2005 attached hereto as Exhibit D and the pro forma financial information attached hereto as Exhibit E.

Adoption of Special Resolution

      In addition to generally approving the sale of the Subsidiaries as set forth above, the stockholders are being asked to approve the following resolutions:

Be it resolved as a special resolution that:

      1. The entering into of the Agreement between the Company and Invitel relating to the sale by the Company to Invitel of the Subsidiaries, a copy of which is appended to the Proxy as Exhibit A, and all transactions, proceedings and actions to be completed thereunder are hereby approved, ratified and adopted; and

      2. Any director or officer of the Company be and s/he is hereby authorized and directed to execute on behalf of the Company any document required to be delivered pursuant to the Agreement.


                          RECOMMENDATION OF THE BOARD:

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF SALE OF THE SUBSIDIARIES TO INVITEL.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                       By Order of the Board of Directors


                                By: /s/Csaba Toro
                                Csaba Toro, Director and Chief Executive Officer

Dated: *, 2006
Budapest, Hungary

PROXY
                           EUROWEB INTERNATIONAL CORP.
                  SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD
                                     *, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints CSABA TORO and MOSHE SCHNAPP and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the "Meeting") to be held on *, 2006, at *, local time, at *, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then such powers of attorney or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

Proposal (1) to approve the sale of 100% of Euroweb International Corp.'s interest in its two Internet and telecom related operating subsidiaries, Euroweb Hungary Rt. and Euroweb Romania S.A as contemplated in that certain Share Purchase Agreement entered into by and between Invitel Tavkozlesi Szolgaltato Rt., a Hungarian joint stock company and Euroweb International Corp. on December 19, 2005.

                          FOR|_| AGAINST|_| ABSTAIN|_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposal (1). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY A DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [ ________ ] DATE: _______, 2006 Signature (Joint owners) [_________ ] DATE: _______, 2006

                                    EXHIBIT A




================================================================================





                                December 19, 2005



                            SHARE PURCHASE AGREEMENT



                                     between




                           EUROWEB INTERNATIONAL CORP.
                                   (as Seller)



                                       and




                       INVITEL TAVKOZLESI SZOLGALTATO RT.
                                 (as Purchaser)




================================================================================

THIS SHARE PURCHASE AGREEMENT is made on December 19, 2005

BETWEEN


(1) EUROWEB INTERNATIONAL CORP., a Delaware, U.S. corporation, with its principal place of business at 1138 Budapest, Vaci ut 141, Hungary, represented by Csaba Toro, its Chief Executive Officer (the "Seller"); and


(2) INVITEL TAVKOZLESI SZOLGALTATO RT., a Hungarian joint stock company, registration number Cg. 13-10-040575, with its registered office located at 2040 Budaors, Puskas Tivadar utca 8-10, represented by Martin Lea, its Chief Executive Officer (the "Purchaser").


                                R E C I T A L S:


(A) Seller is the registered and beneficial owner and holder of 19,996 series A common shares, and 3 series B preference shares (the "EuroWeb Hungary Shares"), all of which have a nominal value of 1000 HUF each and are credited and fully paid, in EuroWeb Internet Szolgaltato Rt., a Hungarian joint stock company whose details are set out in Schedule 1 ("EuroWeb Hungary").


(B) The EuroWeb Hungary Shares represent 100% minus one share of the issued share capital and voting rights in EuroWeb Hungary.


(C) Seller is also the registered and beneficial owner and holder of 6,411,968 common shares (the "EuroWeb Romania Shares" and, together with the EuroWeb Hungary Shares, the "Purchased Shares"), all of which have a nominal value of 5,000 ROL each and are credited and fully paid, in S.C. EuroWeb Romania S.A., a Romanian joint stock company whose details are set out in Schedule 1 ("EuroWeb Romania" and together with EuroWeb Hungary, the "Group Companies").


(D) The EuroWeb Romania Shares represent 99.9564% of the issued share capital and voting rights in EuroWeb Romania.


(E) Seller has agreed to sell, and Purchaser has agreed to purchase the Purchased Shares, on the terms and subject to the conditions set out in this Agreement (the "Transaction").

                               A G R E E M E N T:





NOW, THEREFORE, IT IS AGREED:

1     DEFINITIONS AND INTERPRETATION

1.2   In this Agreement:

          "Affiliate"                             of any person  shall mean any person  directly  or  indirectly controlling,  controlled  by, or under  common  control  with, such person;

          "Agreement"                             means this Share Purchase Agreement and all Schedules hereto;

          "Audit"                                 has the meaning set out in Clause 4.2.1;

          "Business"                              means  the  business  of  the  Group  Companies  as  currently conducted  by each of them on the date of this  Agreement  and from  time to time  thereafter,  including  without  limit the provision of internet and IP voice and data services (ISP);

          "Business Day(s)"                       means any  day(s)  (other  than a  Saturday  or  Sunday)  when commercial banks are open for business in New York,  Budapest,
                                                  Bucharest and London;

          "Cash and Cash Equivalents"             means  (i)  money  or  the   equivalent   thereof,   including
                                                  currency,   coins,   negotiable  cheques,   balances  in  bank
                                                  accounts  and  interest-bearing   financial  assets  and  (ii)
                                                  deposits  held  at call  with  banks  (in the  case of (i) and
                                                  (ii),  free and  clear of any  Encumbrances)  minus  (iii) any bank overdrafts;

          "Closing Date"                          means the date on which Closing occurs;

          "Closing"                               has the meaning set out in Clause 6.1;

          "Collective Agreement"                  means any agreement or  arrangement  made by or on behalf of a
                                                  Group  Company  and by or on behalf  of any one or more  trade unions,  works  councils,  staff  associations  or other  body representing  employees and any agreement or arrangement  made by or on behalf of any  employers'  or trade  association  and one or more trade unions, works councils,  staff associations,
                                                  association   of   trade   unions   or  other   central   body
                                                  representing  employees which applies to a Group Company or to which a Group Company is subject;

          "Conditions"                            has the meaning set out in Clause 3.1;

          "Consolidated Net Debt"                 means the  difference  between (a) the aggregate  Indebtedness of the Group  Companies  and (b) the  aggregate  Cash and Cash
                                                  Equivalents of the Group Companies;

          "Deloitte & Touche"                     means,   collectively,   Deloitte  Touche  Tohmatsu,  a  Swiss
                                                  Verein,  its member firms, and their  respective  subsidiaries and affiliates.

          "Encumbrance(s)"                        means a mortgage,  charge,  pledge,  lien,  right of usufruct,
                                                  depository  receipt,  option,  restriction,   right  of  first
                                                  refusal, right of pre-emption,  easement,  lease,  third-party right or interest,  other  encumbrance or security interest of any  kind,  or any  other  type  of  preferential  arrangement
                                                  (including,   without  limitation,   any  title  transfer  and
                                                  retention arrangement) having similar effect;

          "Euroweb Guarantee Agreement"           means  the  guarantee  agreement,  dated  February  23,  2004, between Pantel as obligee and Seller as guarantor;

          "EuroWeb Hungary"                       has the meaning set out in Recital A;

          "EuroWeb Hungary Shares"                has the meaning set out in Recital A;

          "EuroWeb Romania"                       has the meaning set out in Recital C;

          "EuroWeb Romania Shares"                has the meaning set out in Recital C;

          "Group Companies"                       has the meaning set out in Recital C;

          "HUF"                                   means Hungarian Forint, or any successor currency thereto;

          "IFRS"                                  means International  Financial Reporting Standards promulgated from time to time by the  International  Accounting  Standards
                                                  Board (which include  standards and  interpretations  approved by said Board and  International  Accounting  Standards issued under previous constitutions);

          "Indebtedness"                          means (i) indebtedness for borrowed money,  including  without limit  indebtedness  evidenced by any note,  bond,  debenture, mortgage  or  other  debt  instrument  or  debt  security  and including  without further limit  indebtedness  owing from any of the Group  Companies  to Seller or from Seller to the Group
                                                  Companies,  (ii)  obligations or commitments to repay deposits or other  amounts  advanced  by and  owing  to third  parties,
                                                  (iii) obligations  under any interest rate,  currency or other hedging agreement,  (iv) obligations under leases which, under
                                                  IFRS,  qualify as finance  leases (but not, for the  avoidance of doubt,  obligations under leases which, under IFRS, qualify as operating  leases) and (v)  guarantees or other  contingent liabilities.  Indebtedness  shall not include accounts payable to  trade  creditors  and  accrued  expenses  arising  in  the ordinary course of business consistent with past practice;

          "Indemnifying Party"                    has the meaning set out in Clause 9.7;

          "Indemnitee"                            has the meaning set out in Clause 9.7;

          "Indemnities"                           means the indemnities given by Seller in Clause 9.2;

          "Intellectual Property"                 means patents,  trade marks, service marks, trade and business names, registered designs, design rights, copyright,  database
                                                  rights,   domain   names,   rights  in  reports,   procedures,
                                                  practices,  forecasts,  data,  lists  of  Subscribers  and all
                                                  other   commercial   information  in  any  form,   inventions,
                                                  software  (computer  programs  in both  source and object code form),  trade secrets,  confidential  information of all kinds and other similar  proprietary rights which may subsist in any part of the world and whether  registered  or not,  including, where such rights are  obtained  or enhanced by  registration, any  registration  of such rights and rights to apply for such registrations;

          "Interim Period"                        has the meaning set out in Clause 5.2;

          "International Accounting Standards"    means International  Financial Reporting Standards promulgated from time to time by the  International  Accounting  Standards
                                                  Board (which include  standards and  interpretations  approved by said Board and  International  Accounting  Standards issued under previous constitutions);

          "Key Employees"                         means,  collectively,  with respect to EuroWeb Hungary, Gerlei
                                                  Gyongyver,  Zsok Gabor,  Aranka  Juhasz,  Kun  Istvan,  Erdesz
                                                  Anita and Papp Zombor and,  with  respect to EuroWeb  Romania,
                                                  Laurentiu Stan,  Grozea Octavian,  Scarlat Catalin,  Amortoaie
                                                  Claudiu and Moise Emilia;

          "Liability for Tax"                     means any  liability  to make an actual  payment or  increased payment of Tax;


          "Long Stop Date"                        has the meaning set out in Clause 6.1;

          "Loss" or "Losses"                      has the meaning set out in Clause 9.2;

          "Management Accounts"                   means  the  unaudited  balance  sheet  of  each  of the  Group
                                                  Companies as at October 31, 2005 and the unaudited  profit and loss account of each of the Group  Companies as at October 31,
                                                  2005;

          "Material Adverse Change" and/or        means  any  material  adverse  change in or  material  adverse
          "Material Adverse Effect"               effect  on  the  business,  assets,   liabilities,   condition
                                                  (financial  or   otherwise),   prospects   and/or  results  of
                                                  operation  of any of the Group  Companies,  including  adverse currency  movements  and  adverse  financial  and  operational movements;

          "Material Agreements"                   has the meaning set out in Clause 8.1.5(a);

          "Minority Share"                        means 1  series A  common  share,  nominal  value  HUF  1,000, representing  0.01% of the  issued  share  capital  and voting rights in EuroWeb Hungary;

          "Navigator"                             means   NAVIGATOR    INFORMATIKA    Uzleti    Szolgaltato   es
                                                  Kereskedelmi  Rt., a Hungarian  joint-stock  company  with its registered  seat at Konyves Kalman krt.  5/B.,  1097 Budapest,
                                                  Hungary;

          "Navigator Indebtedness"                means  a  loan  in  the  aggregate  principal  amount  of  USD
                                                  6,000,000 (or HUF  1,237,200,000)  by Commerzbank  Hungary Rt.
                                                  to  EuroWeb  Hungary,  pursuant  to  a  loan  agreement  dated
                                                  September  27, 2005,  whose  purpose was to finance  70.59% of
                                                  the  purchase  price  payable  by  EuroWeb   Hungary  for  the
                                                  Navigator Shares;

          "Navigator Shares"                      means the  shares  of stock in  Navigator  contemplated  to be acquired by EuroWeb Hungary in the Navigator Transaction;

          "Navigator SPA"                         means sale and purchase agreement,  dated July 21, 2005, among
                                                  Marivaux  Investments  Limited and Graeton Holding Limited, as
                                                  Vendors, and EuroWeb Hungary and Seller, as Purchasers;

          "Navigator Transaction"                 means (1) the  purchase  by EuroWeb  Hungary and Seller of 85%
                                                  and 15%,  respectively,  of the outstanding shares of stock in
                                                  Navigator   pursuant  to  the   Navigator   SPA  and  (2)  the
                                                  incurrence of the Navigator  Indebtedness  in order to finance such purchase;

          "Network"                               means a fixed or mobile  signal  distribution  system to which
                                                  Subscribers have access or are connected;

          "NHH"                                   means the National Communications Authority of Hungary;


          "Pantel"                                means  Pantel  Tavkozlesi  es  Kommunikacios  Rt., a Hungarian
                                                  joint stock company;

          "Pantel Claim"                          has the meaning set out in Clause 5.10;

          "Permits                                has the meaning set out in Clause 8.1.9(a);

          "Pre-Closing Periods"                   has the meaning set out in Clause 8.1.6(a);

          "Purchaser"                             has the meaning set out in the introduction;

          "Purchase Price"                        has the meaning set out in Clause 4.1;

          "Purchased Shares"                      has the meaning set out in Recital C;

          "Related Party"                         means any Affiliate of any of the Group Companies;

          "Returns"                               has the meaning set out in Clause 8.1.6(b);

          "ROL"                                   means Romanian Lei or any successor currency thereto;

          "Seller"                                has the meaning set out in the introduction;

          "Stockholders Meeting"                  has the meaning set out in Clause 3.2.1;

          "Subscriber"                            has the meaning set out in Clause 8.1.16(a);

          "Subscription Agreement(s)"             has the meaning in Clause 8.1.16(a);

          "Tax" or "Taxation"                     means and  includes all forms of taxation  and  statutory  and
                                                  governmental,   state,   provincial,   local  governmental  or
                                                  municipal   charges,   duties,   contributions   and   levies,
                                                  withholdings and deductions,  including,  without  limitation, any social  security or other  similar  payments,  value added tax, wherever and whenever imposed and all related  penalties, charges, costs and interest;

          "Taxation Authority"                    means any governmental or other authority  competent to impose
                                                  Taxation;

          "Third Party Claim"                     has the meaning set forth in Clause 9.7;

          "Transaction"                           has the meaning set out in Recital E; and

          "USD"                                   means United States Dollar or any successor currency thereto;

          "Verification"                          has the meaning in Clause 4.2.4;



1.2 References to a "person" include any company, partnership, joint venture, firm, association, trust and any governmental or regulatory authority.

1.3 The table of contents and headings are inserted for convenience only and do not affect the construction of this Agreement.

1.4 Unless the context otherwise requires, words in the singular include the plural and vice versa and a reference to any gender includes all other genders.

1.5 References to Clauses, paragraphs and Schedules are to Clauses and paragraphs of and Schedules to, this Agreement. The Schedules form part of this Agreement.

1.6 References to "party" or "parties" are to a party to or the parties to this Agreement.

1.7 References to any statute or statutory provision include a reference to that statute or statutory provision as amended, consolidated or replaced from time to time (whether before or after the date of this Agreement) and include any subordinate legislation made under the relevant statute or statutory provision.

1.8 The expressions "ordinary course of business" or "business in the ordinary course" mean the ordinary and usual course of business of any of the relevant Group Companies, consistent in all respects (including nature and scope) with the prior practice of such relevant Group Companies.

1.9   References  to  "contract"  and  "agreement"   include  any   arrangement,
      obligation, understanding or commitment.

1.10 References to "shares" in a person include a reference to the shares, membership interests or other equity interests in such person and references to "shareholders" shall be construed accordingly.

1.11 References in Clause 5.3 and Clause 8 to USD shall include references to the equivalent amounts in another currency by reference to the spot rate of exchange of HVB Hungaria Rt. for the purchase of the other currency with USD in the Budapest foreign exchange market at or about 11 a.m. on the date of this Agreement.

2     SALE AND PURCHASE

3.1   On the terms, and subject to the Conditions:

      3.1.1 Seller agrees to sell, assign, transfer and deliver to Purchaser on the Closing Date, and Purchaser agrees to purchase from Seller on the Closing Date, the Purchased Shares, free and clear of all Encumbrances;

      3.1.2 Seller agrees to procure the sale, assignment, transfer and delivery to Purchaser and Purchaser agrees to purchase on the Closing Date, the Minority Share, free and clear of all Encumbrances; and

      3.1.3 Seller shall sell and Purchaser shall purchase the Purchased Shares, and Seller shall procure the sale of and Purchaser shall purchase the Minority Share, in each case, with all rights now or in the future attaching to them (including the right to receive all dividends, distributions or any return of capital declared).

3     CONDITIONS

3.1 The Closing will take place as set forth in Clause 6 below, conditional on the following conditions (the "Conditions") being satisfied, or waived in accordance with Clause 3.4, at or prior to the Closing:

      3.1.1 the issuance of a resolution by the Hungarian Economic Competition Office unconditionally approving the Transaction without imposing any other terms on Purchaser, Group Companies or Affiliates, or stating that the Transaction is not subject to its approval;

      3.1.2 the approval by the shareholders of Seller of the transactions contemplated by this Agreement;

      3.1.3 the delivery of the Audit in accordance with Clause 4.2.1, and the absence in the results of the Audit of any event or circumstance that could reasonably be expected to have a Material Adverse Effect of which Purchaser was not actually aware on the date of this Agreement; and

      3.1.4 since October 31, 2005, there shall not have occurred any change or circumstance that has resulted or would be reasonably likely to result in any Material Adverse Change.

3.2 Seller will use its best efforts to procure the fulfillment of the Condition in Clause 3.1.2 as soon as possible and in any event prior to the Long Stop Date. Without limiting the foregoing:

      3.2.1 Seller shall take, in accordance with applicable laws and its certificate of incorporation and by-laws, all action necessary to convene a meeting of its shareholders (the "Stockholders Meeting") as promptly as practicable after the execution of this Agreement to consider and vote upon the adoption of this Agreement.

      3.2.2 The board of directors of Seller shall recommend such adoption and shall take all lawful action to solicit such adoption of this Agreement. In the event that subsequent to the date hereof, the board of directors of Seller determines that this Agreement is no longer advisable and makes any change in recommendation contrary to the terms of this Agreement, Seller shall nevertheless submit this Agreement to its shareholders for adoption at the Stockholders Meeting unless this Agreement shall have been terminated in accordance with its terms prior to the Stockholders Meeting and, except as required by applicable law or by its shareholders, Seller shall not adjourn, postpone or cancel (or propose for adjournment, postponement or cancellation) the Stockholders Meeting.

      3.2.3 Purchaser and its counsel shall be given a reasonable opportunity to review and comment upon the proxy statement prepared by Seller in respect of the Stockholders Meeting prior to its filing with the U.S. Securities and Exchange Commission. Seller agrees to provide the Purchaser and its counsel with information with respect to any oral comments and with copies of any written comments Seller or its counsel may receive from the SEC or its staff with respect to the proxy statement promptly after receipt of such comments and shall provide Purchaser and its counsel a reasonable opportunity to comment on the response of Seller to such comments.

      3.2.4 Based on its certificate of incorporation and by-laws and applicable law, Seller represents and warrants that only a simple majority vote of the Stockholders is necessary for lawful approval of this Transaction.

3.3 If by the date which is 120 days after the date of this Agreement, Seller either fails to comply with the provisions of Clause 3.2, or the Stockholders Meeting fails to approve the Transaction as set forth in this Agreement, then Seller shall on demand reimburse to Purchaser all costs, expenses and fees (including without limit financial and technical advisors and attorneys fees) in relation to the investigation, and negotiation of the Transaction, and all associated and connected matters up to the maximum amount of EUR 400,000. The payment of this amount is the sole remedy available for Purchaser if the Stockholders Meeting fails to approve the Transaction as set forth in this Agreement, except in the case of the wilful breach by Seller of the provisions of Clause 3.2.

3.4 Purchaser may (but is not obliged to) waive the Conditions set out in Clauses 3.1.3 and/or 3.1.4.

3.5 Purchaser shall diligently take all reasonable actions necessary to obtain the approval of the Hungarian Economic Competition Office (Clause 3.1.1) at its own cost and expense. Seller shall provide all reasonable assistance to Purchaser in obtaining the approval. If the Hungarian Economic Competition Office grants its approval subject to conditions, the Parties shall conduct good faith negotiations on whether such conditions are acceptable. If the conditions are acceptable to Purchaser then the Condition in Clause 3.1.1 is deemed to be fulfilled.

3.6 If any of the Conditions required to be fulfilled by Seller or Purchaser, as the case may be, are not fulfilled by such Party or are not waived by the other Party, on or before the Long Stop Date, then the other Party shall be entitled to terminate this Agreement by written notice.

3.7 If this Agreement is terminated in accordance with Clause 3.6, then the following shall apply:

      3.7.1 If this Agreement is terminated due to the failure of the Condition set forth in Clause 3.1.1 to be fulfilled, then Purchaser shall not be liable to Seller except to the extent that it breached Clause 3.5;

      3.7.2 If this Agreement is terminated due to the failure of the Condition set forth in Clause 3.1.2 to be fulfilled, then Seller shall not be liable to Purchaser except to reimburse the costs, expenses and fees of Purchaser pursuant to Clause 3.3; and

      3.7.3 If this Agreement is terminated due to the failure of the Conditions set forth in Clauses 3.1.3 or 3.1.4 to be fulfilled, then Seller shall not be liable to Purchaser except to the extent that a breach by Seller of the provisions of this Agreement shall have caused or contributed in any material respect to such failure.

4     CONSIDERATION

4.1 The consideration for the sale and purchase of the Purchased Shares and the Minority Share shall be the payment by Purchaser to Seller of USD 30,000,000 (the "Purchase Price"), which Purchase Price shall be payable as follows:

      4.1.1 98% of the Purchase Price (or USD 29,400,000) shall be paid by Purchaser on the Closing Date; and

      4.1.2 2% of the Purchase Price (or USD 600,000), as adjusted pursuant to Clause 4.2.5, shall be paid by Purchaser within three (3) Business Days after the Independent Auditor shall have delivered the Verification.

4.2   The Purchase Price shall be adjusted as follows:

      4.2.1 From no later than February 1, 2006, Seller shall procure that each Group Company provide Deloitte & Touche with access to all documents and information required for Deloitte & Touch to prepare an audit of the financial statements prepared by the Company under IFRS (including, without limitation, the balance sheet, profit and loss statement and statement of cash flows) of each such Group Company for the twelve (12) month period ended December 31, 2005 (the "Audit");

      4.2.2 Seller and Purchaser shall use their respective best efforts to procure that Deloitte & Touche prepare and deliver to the parties the Audit, as soon as possible and in any event by the 40th day after the date on which Deloitte & Touche has been provided with access to all documents and information required for it to prepare the Audit;

      4.2.3 at the Closing, Seller shall deliver to Deloitte & Touche and Purchaser a certificate identifying the Indebtedness outstanding and the Cash and Cash Equivalents of the Group Companies on the Closing Date;

      4.2.4 Seller and Purchaser shall use their respective best efforts to procure that Deloitte & Touche verify and deliver to the parties a statement as to the Consolidated Net Debt as at the Closing Date (the "Verification") as soon as possible and in any event within 10 Business Days after the Closing Date. Purchaser shall procure that the Group Companies provide Deloitte & Touch with access to all documents and information required for Deloitte & Touche to conduct such audit and deliver such Verification;

      4.2.5 the Purchase Price shall be either:

            (a) reduced by the amount by which the Verification determines that the Consolidated Net Debt on the Closing Date exceeded zero, and Purchaser shall be entitled to deduct such excess from the instalment of the Purchase Price paid pursuant to Clause 4.1.2; provided that Seller shall pay to Purchaser within 30 days after delivery of the Verification the amount (if any) by which such excess exceeds the instalment of the Purchase Price paid pursuant to Clause 4.1.2; or (b) increased by the amount by which the Verification determines that the Consolidated Net Debt on the Closing Date was less than zero; and

      4.2.6 the fees and costs of Deloitte & Touche in the preparation of the Audit and the Verification shall be borne 50% by Seller and 50% by Purchaser.

4.3 Seller shall be responsible for paying to the transferor of the Minority Share such portion of the Purchase Price as Seller and such transferor may agree and shall hold harmless Purchaser from and against any Losses resulting from any claim by the transferor of the Minority Share relating to his, her or its compensation for the transfer of the Minority Share.

5     INTERIM PERIOD

5.2 On or prior to the Closing Date, Seller shall cause the Group Companies to repay, with no additional or residual cost or liability to Purchaser and all Navigator Indebtedness.

5.3 During the period from the date of this Agreement to the Closing Date (the "Interim Period"), Seller shall cause the Group Companies to operate and carry on their respective businesses in the ordinary course of business in a manner consistent with past practices and will not, without the prior written consent of Purchaser, cause or permit any of the Group Companies to take any action or omit to take any action which would cause any of the representations and warranties set forth in Clause 8 to be untrue, inaccurate or misleading in any material respect.

5.4 Without limiting the generality of Clause 5.2, Seller shall procure that during the Interim Period neither Group Company shall take any of the following actions without the prior written consent of Purchaser:

      5.4.1 the amendment of its by-laws or articles;

      5.4.2 acquisition of, or agreement to acquire, by merger, consolidation, purchase or otherwise any stock or all or substantially all of the assets of any person (be it a corporation, partnership, association or other business organization in the ordinary course of business);

      5.4.3 the alteration or reorganization of its outstanding capital stock or equity securities or declaration, set aside, making or payment of any dividend in respect of its capital (in cash or otherwise) or purchase or redemption of any shares of its capital;

      5.4.4 the issuance or sale, or redemption or acquisition of, or agreement to issue or sell, or redeem or acquire, any of its capital or other equity interest or any options, warrants or other rights to purchase any such shares or other equity interest or any securities convertible into or exchangeable for such shares or equity interests or purchase, or agree to purchase, any such securities of a third party;

      5.4.5 the reorganization, dissolution or entering into any plan of liquidation or dissolution or similar proceeding, or ceasing to carry on its business operations;

      5.4.6 except for the sale of the Navigator Shares, the sale, transfer, lease or pledge, or agreement to sell, transfer, lease or pledge (whether by a single transaction or a series of related transactions), any asset, tangible or intangible having a value of more than USD 50,000 or, over the course of the Interim Period, assets with a value of more than USD 200,000 in the aggregate;

      5.4.7 the cancellation or termination of any insurance policy (other than any car insurance policy);

      5.4.8 the provision of credits, lending of amounts and issuance of credit notes or waiver or cancellation of any receivables or debts owed to it having a value of more than USD 50,000 or, over the course of the Interim Period, credits, loans, credit notes and waivers and cancellation of receivables and debt having a value of more than USD 200,000 in the aggregate;

      5.4.9 except for the Navigator Indebtedness, incurrence of any new Indebtedness over the course of the Interim Period in an aggregate principal amount in excess of USD 200,000 in the aggregate;

      5.4.10  the amendment or voluntary termination of any Material Agreement;

      5.4.11 the entering into any new contract or agreement that would qualify as a Material Agreement or any other contract, agreement or commitment with a Related Party;

      5.4.12 any departure or deviation from the ordinary course of business consistent with past practice in the management of the working capital of any of the Group Companies, including, without limitation, through the delay in payment of payables or acceleration of invoicing or collection of receivables;

      5.4.13  the  making  by  any  of  the  Group   Companies  of  any  capital
              expenditure in excess of USD 50,000 or, over the course of the Interim Period, capital expenditures in excess of USD 200,000 in the aggregate;

      5.4.14 the appointment and removal of the auditors of any of the Group Companies;

      5.4.15 the entering into of any swap, forward contract, futures contract, option or any other derivative or financial arrangement by any of the Group Companies other than in the ordinary course of business;

      5.4.16  the   commencement  or  settlement  of  any  material   litigation
              involving any of the Group Companies; or

      5.4.17 the employment of any management staff member, or termination of any Key Employee.

For the purposes of requesting Purchaser's consent hereunder, Purchaser designates Martin Lea and Rob Bowker acting separately and not jointly with immediate effect and with full power to give consents; provided that Purchaser shall have the right at any time upon written notice to Seller to change the identity of the individuals designated to provide such consents. Purchaser agrees not to unreasonably withhold any such consent (considering the commercial sensitivities of the relevant decision and the information provided by Seller in connection therewith) and not to unreasonably delay any such consent (and any such consent shall be deemed to be given if Purchaser has not consented or refused its consent within five (5) Business Days).

5.5   During the Interim Period:

      5.5.1 Seller shall: (a) provide to Purchaser copies of all financial reports (including, without limitation, the monthly management accounts with respect to each Group Company within 20 days after the end of each calendar month) and other material information regarding the Group Companies, including, without limitation, all such information made available to members of the boards of directors and supervisory boards of the Group Companies (including any committees consisting of members of such boards); (b) notify Purchaser of anything that constitutes an unexpected emergency or other material change in the normal course of the business or operations of the properties or other assets of any of the Group Companies and of any complaints, investigations, hearings, adjudicatory or arbitral proceedings (including submissions thereto) of any governmental authority or arbitral tribunal involving the properties or other assets of the Group Companies, and keep Purchaser fully informed of such events and permit Purchaser's representatives prompt access to all materials prepared in connection therewith.

      5.5.2 Seller shall, and shall procure that (upon prior notice by Purchaser to Seller) the management of each of the Group Companies confer on a regular and frequent basis with one or more designated representatives of Purchaser to report operational matters and report the general status of ongoing operations relating to the businesses of the Group Companies.

      5.5.3 Seller shall, upon reasonable request, procure that representatives of Purchaser have access, at all reasonable times and in a manner so as not to interfere with the normal business operations of the Group Companies, to the senior management.

      5.5.4 Seller shall procure that EuroWeb Romania use its best efforts to apply for and obtain as many Permits as practicable that were required for the construction of the existing Network of EuroWeb Romania and that have not been applied for and obtained.

5.6 Purchaser agrees to hold all information it receives from Seller with respect to the Group Companies pursuant to Clause 5.4 as confidential information until the Closing Date, will not use any of such information at any time prior to the Closing Date except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will (a) return to Seller all copies of such information that are in its possession promptly upon the written request of Seller and (b) destroy any internal analyses that have incorporated any such information; provided that Purchaser shall be entitled to retain for record keeping purposes one copy of any material presented to its Board of Directors or shareholders.

5.7 During the Interim Period, Purchaser shall be entitled to speak with management staff members of the Group Companies and offer to them, on behalf of the relevant Group Company, a retention bonus payable by such Group Company contingent upon the occurrence of the Closing and their remaining with such Group Company for at least a specified number of days after the Closing Date. Promptly upon the request of Purchaser, Seller shall procure that the relevant Group Company authorize and execute any such offer. For the avoidance of doubt, any such arrangements shall not include the payment of any part of such a bonus by a Group Company prior to the Closing Date or by Seller at any time.

5.8 During the Interim Period, Seller shall not take, and shall procure that each of the Group Companies refrain from taking, any action to, directly or indirectly, encourage, initiate or engage in any discussions or negotiations with, or provide any information to, any person (other than Purchaser and/or its Affiliates) concerning: (a) any sale or other disposition of the Purchased Shares or all or any material part of the assets or business of any Group Company; (b) any issuance of any new shares by any of the Group Companies; or (c) any merger, demerger or transformation of any of the Group Companies.

5.9 During the Interim Period, Seller shall disclose to Purchaser in writing any event or circumstance either (a) originating prior to the date of this Agreement that constitutes a breach of Seller's representations and warranties set out in Clause 8.1 or (b) that has occurred since the date of this Agreement and that (i) would constitute, if existing on the Closing Date, a breach of Seller's representations and warranties set forth in Clause 8.1 and/or (ii) constitutes or could reasonably be expected to result in a Material Adverse Effect. Each such notice shall be delivered by Seller as soon as reasonably practicable after Seller has become aware of such event or circumstance and no later than 5 Business Days after Seller having become so aware.

5.10 For avoidance of doubt, absent any agreement to the contrary by Purchaser, no disclosure by Seller under Clause 5.8 shall serve to excuse Seller from liability under this Agreement arising from a representation, warranty and a breach of a covenant under Clause 5 or otherwise.

5.11 During the Interim Period, Seller and Purchaser shall use their respective reasonable efforts to obtain jointly the consent of Pantel to the assignment by Seller to Purchaser of all obligations of Seller under the Euroweb Guaranty Agreement, such assignment to take effect on the Closing Date. If such assignment proves to be impossible or impractical due to the failure of Pantel to provide its consent to such assignment, (a) Seller shall remain the contracting party in respect of the Euroweb Guarantee Agreement, (b) Seller shall notify Purchaser of any action, proceeding, claim, liability demand or assessment asserted by Pantel against Seller under the Euroweb Guarantee Agreement relating to an event or circumstance occurring after the Closing Date (a "Pantel Claim"), (c) Purchaser shall be solely responsible for satisfying any Pantel Claim and shall indemnify and hold harmless Seller from and against any and all Losses actually suffered or incurred by Seller arising out of or resulting from any such Pantel Claim and (d) the provisions of Clauses 9.7 through 9.9 shall apply as if the Pantel Claim was a Third Party Claim thereunder, as if Seller was the Indemnitee thereunder and Purchaser was the Indemnifying Party thereunder.

5.12 During the Interim Period, Seller shall and shall cause the Group Companies to cooperate fully with Purchaser and Purchaser's lenders in finalizing for signature by the Group Companies at Closing all documents requested by Purchaser's lenders in connection with Purchaser's existing credit facilities (including without limitation the supply of all necessary information); provided that any and all such documents signed at Closing shall be conditional upon successful Closing hereunder.

5.13  On or prior to the Closing Date, Seller shall procure the following:

      5.13.1 The purchase by Seller from EuroWeb Hungary of all of the Navigator Shares for a purchase price that shall not exceed the purchase price paid by EuroWeb Hungary for the Navigator Shares, and the repayment of any and all Navigator Indebtedness from the proceeds of such purchase price, such repayment to be (a) subject to no prepayment fees or penalties (provided that if any such prepayment fees or penalties are payable, then Seller shall pay them on behalf of EuroWeb Hungary) and (b) simultaneous with the release of any Encumbrances securing such Navigator Indebtedness; and

      5.13.2 The release by the vendors under the Navigator SPA of EuroWeb Hungary from and against any and all actions, proceedings, claims, liabilities, demands or assessments they may have against EuroWeb Hungary under the Navigator SPA.

6     CLOSING

The sale and purchase of Purchased Shares in accordance with this Agreement (the "Closing") will take place at the office of Reczicza White & Case LLP, Andrassy ut 11, 1062 Budapest, Hungary on the date which is seven (7) Business Days after the date on which the last of the Conditions is satisfied or waived, or at such other time and place as is agreed in writing by Seller and Purchaser, provided that such date is no later than June 30, 2006 (the "Long Stop Date").
At Closing the parties shall undertake those actions listed in Clause 6.5 applicable to it. If the provisions of Clause 6.5 are not complied with on the Closing Date by either party, then the other party shall not be obliged to proceed with the Closing and may:

      6.2.1 defer Closing to a date no less than five (5) and no more than fifteen (15) Business Days after the date set for Closing (with the provisions of this Clause 6 applying to Closing as so deferred);

      6.2.2 proceed to Closing as far as practicable (without limiting their rights under this Agreement); or

      6.2.3 terminate this Agreement for breach of condition upon notice to the party that has breached its obligations under Clause 6.5 (without limiting its rights and remedies under this Agreement).

The payment of the Purchase  Price by wire transfer of funds  pursuant to Clause
6.5.2 and the crediting of the same on the bank account of Seller shall discharge the payment obligation of Purchaser pursuant to Clause 6.5.2(a) of this Agreement, and Purchaser shall not be concerned with the application of such sums by Seller.

Closing Arrangements

Seller's Obligations

      At Closing, Seller shall procure the delivery of the following for each of Seller and Group Companies:

      (a) evidence satisfactory to Purchaser that this Agreement has been duly authorized and duly executed by Seller;

      (b) a certificate signed by a duly authorized officer of Seller certifying as to the authenticity of the attached resolution of the shareholders of Seller approving the transactions contemplated by this Agreement;


      (c) valid and effective resolutions of the general meetings of the shareholders of the Group Companies appointing, with effect from the Closing Date, the persons set out in Schedule 6.5.1(c) or such other persons as Purchaser shall nominate at least 45 days prior to the Closing Date as members of board of directors, managing directors, administrators and auditors of the Group Companies (as appropriate);


      (d) the share certificates for the Purchased Shares, duly endorsed in blank, or accompanied by transfers duly executed in favor of Purchaser by Seller;


      (e) authentic copies of the share registry of Euroweb Hungary and the shareholders registry of EuroWeb Romania, in each case, reflecting the registration of the transfers of the Purchased Shares to Purchaser, signed by each of Seller and Purchaser;

      (f) written resignations in the agreed terms to take effect from Closing of all members of the board of directors and supervisory board of each Group Company, in each case relinquishing any right (past, present or future) against any of the Group Companies for loss of office (whether contractual, statutory or otherwise);


      (g) a certificate of tax residency in the United States with respect to Seller;


      (h) evidence satisfactory to Purchaser of the fulfillment of the Conditions;


      (i) the books and records of the Group Companies as described in Clause 8.1.12;


      (j) signed documents required by the banks of the Group Companies to change the signatory rights over the accounts of the Group companies to the designee of Purchaser;


      (k) signed consents of counter-parties under those Material Agreements requiring such consent in the event of a change of control in any of the Group Companies;


      (l) evidence satisfactory to Purchaser (acting reasonably) that all of the actions required to be taken pursuant to Clause 5.1 have been taken;


      (m) all documents (duly signed by the Group Companies and notarized if necessary) requested by Purchaser's lenders under its existing credit facilities;


      (n)   certified   declaration   updating  Seller's   representations   and
            warranties in Clause 8 as at Closing in the agreed form of Schedule 6.5.1(o); and


      (o) any and all other documents required to effect the Transaction and divest in Purchaser the ownership and control of the Group Companies and their Business.

Purchaser's Obligations

      At Closing, Purchaser shall:


      (a) procure that the Purchase Price shall be transferred by Swift transfer in immediately available funds to the bank account notified by Seller at least five Business Days prior to the Closing Date, and provide copies of the relevant Swift instructions certified by Purchaser's bank;


      (b) deliver to Seller a certified copy of the minutes of the meeting of the board of directors of Purchaser authorizing the execution of this Agreement; and


      (c) deliver to Seller a certified copy of the approval of the Hungarian Economic Competition Office.


7     PURCHASER REPRESENTATIONS AND WARRANTIES

7.1 Purchaser represents and warrants to Seller that each of the following is on the date hereof and will be on the Closing Date true, accurate and not misleading:

      7.1.1 Purchaser is a company duly incorporated and validly existing under the laws of Hungary. It has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution of and entering into this Agreement and the consummation of the transactions contemplated hereby, by Purchaser have been duly authorized by all necessary corporate and other action applicable to Purchaser. This Agreement constitute legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

      7.1.2 The execution of and entering into this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (with or without the passage of time or the giving of notice) (i) violate or conflict with any provision of the articles of Purchaser, (ii) violate or conflict with any regulation binding upon Purchaser or any of its assets, or (iii) except for Hungarian Competition Office approval, require the consent of or notice to any person under any agreement or obligation to which Purchaser is bound.

      7.1.3 Purchaser has conducted a comprehensive legal, tax, financial and technical due diligence with respect to the Group Companies and received detailed answers to questions regarding the Group Companies and, without limiting the right of Purchaser to recover under any Indemnity set out in Clauses 9.2.2, 9.2.3 or 9.2.4, on the date hereof is not aware of any material breach of the representations and warranties given by Seller pursuant to Clause 8. Seller shall not be liable under the representations and warranties given by it in Clause 8 to the extent that Purchaser was aware of the facts, events or circumstances which cause any of such representations and warranties to be breached or misleading; for purposes of the foregoing, Purchaser shall be deemed to be aware of facts, events or circumstances if and to the extent (and only if and to the extent) that any of Martin Lea, Rob Bowker, Zsuzsanna Czebe or Andrea Raba were actually aware of such facts, events or circumstances on the date of this Agreement or that a reasonable and prudent buyer, advised by competent and experienced legal counsel and financial advisors, could reasonably be expected to have discovered and understood such facts, events or circumstances (including the extent of Losses that could reasonably be expected to occur as a result of such facts, events or circumstances) from an examination of the documents set out in the data room made available by Seller to Purchaser and its advisors.

      7.1.4 Purchaser will on the Closing Date have sufficient funds at its disposal to pay the Purchase Price hereunder. Attached as Schedule
            7.1.4 is a confirmation from HVB Hungaria Rt. that it has agreed to underwrite a facility for the purpose of financing the payment by Purchaser of a portion of the Purchase Price.

8     SELLER REPRESENTATIONS AND WARRANTIES

      8.1 Seller represents and warrants to Purchaser each of the following is on the date hereof and will be on the Closing Date true, accurate and not misleading:

      8.1.1 Existence, Power and Authority

            (a) Seller is a company duly incorporated and validly existing under the laws of the State of Delaware, United States of
                  America. It has the corporate power to enter into this Agreement and to perform its obligations thereunder. The execution of and entering into this Agreement and the consummation of the transactions contemplated thereby, by Seller have been duly authorized by the Board of Directors of Seller. On the date of this Agreement the obligations of Seller hereunder constitute legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms other than the obligation of Seller to sell to Purchaser the Purchased Shares, which shall be legal, valid and binding upon the approval of the holders of a majority of the common stock of Seller pursuant to Clause 3.2.1. No other corporate approvals are necessary to authorize the execution or the performance by Seller of this Agreement.

            (b) The execution of and entering into this Agreement, and the consummation of the transactions contemplated thereby, do not and will not (with or without the passage of time or the giving of notice) (i) violate or conflict with any provision of the articles of Seller or any of the Group Companies, (ii) violate or conflict with any regulation binding upon Seller or any of the Group Companies or any of their assets, (iii) require the consent of or notice to any person under any agreement or obligation to which any of the Group Companies is bound or (iv) violate or conflict with, result in a breach of, constitute a default under or result in the termination, cancellation or modification of any Material Agreement or other material obligation by which any of the Group Companies is bound or result in the creation or imposition of any Encumbrance upon any asset of any of the Group Companies.

            (c) Set forth in Schedule 8.1.1(c) is a complete and accurate list of each of the jurisdictions in which the Group Companies operate, and/or are qualified and licensed to do business. Each of the Group Companies is duly organized and validly existing under the laws of the country of its formation. Each of the Group Companies has all requisite power to own its property and other assets and to carry on its business as currently being conducted. None of the Group Companies is insolvent, has been declared insolvent, has been dissolved, or, to the best knowledge, information and belief of Seller, in the future could reasonably be expected to be declared insolvent, and there has been no petition filed proposing the opening of bankruptcy proceedings in respect of any of the Group Companies.

            (d) No consent or approval of, or registration, notification, filing and/or declaration with, any governmental authority or other person (other than the approval by the U.S. Securities and Exchange Commission of the proxy materials submitted in connection with the Stockholders Meeting) is required to be given or made by Seller or any of the Group Companies in connection with the execution of this Agreement, and the consummation of the Transaction; and to the best knowledge, information and belief of Seller, the execution of this Agreement, and the consummation of the Transaction, will not result in the termination, cancellation or modification of any permit.

      8.1.2 Capitalization

            (a) Schedule 8.1.2(a) sets forth a true, accurate and complete description of the capitalization of each of the Group Companies.

            (b) Seller is the registered and beneficial owner of the Purchased Shares, free of any and all Encumbrances (other than Encumbrances securing the Navigator Indebtedness, which Encumbrances shall be released in full on or before the Closing Date). For the avoidance of doubt, there are no options, warrants, rights (including conversion or pre-emptive rights) or agreements, orally or in writing, for the purchase or acquisition of the Purchased Shares, other than as detailed in this Agreement.


            (c)   Seller has a valid call option to purchase the Minority Share.

      8.1.3 Shares

            (a) The Purchased Shares have been duly and validly issued, fully paid and are non-assessable and free of Encumbrances (other than Encumbrances securing the Navigator Indebtedness, which Encumbrances shall be released in full on or before the Closing Date).

            (b) Neither Group Company owns, directly or indirectly, any shares, membership interests or other equity or proprietary interest in any other person (other than the ownership by Euroweb Hungary of the Navigator Shares, which shall cease on or before the Closing Date).

      8.1.4 Management Accounts and no Changes

            (a) The Management Accounts, except as indicated therein, to the best knowledge, information and belief of Seller, (i) have been prepared in accordance with local accounting standards or accounting law consistently applied throughout the ten (10) month period ended on October 31, 2005 and (ii) present a true and fair view of the financial position of the Group Companies taken as a whole as at the date thereof and the results of their operations and changes in the financial position of the Group Companies taken as a whole for the such period.

            (b) Since October 31, 2005, there has not been (i) any Material Adverse Change, except such changes as have generally effected the market within which either Group Company operates, and to the best knowledge, information and behalf of Seller, there is no fact or condition that exists or is contemplated or threatened which could reasonably be expected to result in a Material Adverse Effect in the future save for general economic conditions and matters generally affecting businesses which compete with the business of any of the Group Companies.

            (c) To the best knowledge, information and belief of Seller, none of the Group Companies has any material claims, obligations, liabilities or Indebtedness, whether absolute, accrued, contingent or otherwise, except for (i) claims, obligations, liabilities or Indebtedness set forth in the Management Accounts and (ii) accounts payable to trade creditors and accrued expenses incurred subsequent to October 31, 2005 in the ordinary course of business consistent with past practice.

            (d) To the best knowledge, information and belief of Seller, the amount of all accounts receivable, unbilled invoices and other debts due or recorded in the respective records and books of account of the Group Companies as being due as at the Closing Date (less the amount of any provision or reserve therefor made in the respective records and books of account of the Group Companies and its Subsidiaries) will be good and collectible in full in the ordinary course of business and in any event not later than ninety (90) days after the Closing Date; and none of such accounts receivable or other debts is, or at the Closing Date will be, subject to any counterclaim or set-off except to the extent of any such provision or reserve. There has been no Material Adverse Change since October 31, 2005 in the amount of accounts receivable or other debts due to any the Group Companies or the allowances with respect thereto, or accounts payable of the Group Companies, from that reflected in the Management Accounts.

            (e) Schedule 8.1.4(e) set forth an accurate and complete list of all Indebtedness and Cash and Cash Equivalents of the Group Companies on October 31, 2005.

      8.1.5 Material Agreements

            (a)   To the best  knowledge,  information  and  belief  of  Seller,
                  Schedule  8.1.5(a) sets forth an accurate and complete list of
                  (i) all agreements and other instruments which contain restrictions on the payment of dividends or other distributions in respect of the capital of any of the Group Companies, (ii) all agreements relating to the issuance or repurchase of shares or other equity interests or in respect of registration rights, pre-emptive rights, rights of first refusal, transfer rights or restrictions, voting rights or other rights of share or other equity holders of any of the Group Companies, (iii) all agreements relating to a joint venture, shareholders or other similar arrangement involving any of the Group Companies, (iv) all agreements of any of the Group Companies relating to a loan or advance to, or investment  in,  any person in excess of USD  50,000,  (v) all guarantees and other contingent liabilities of any of the Group Companies in respect of any indebtedness or other contingent obligation of any person (other than another Group Company), (vi) all agreements pursuant to which any of Seller or Group Companies has contracted with a third party for all or a material part of the management of any of the Group Companies, (vii) all contracts limiting the ability of any of the Group Companies to engage in any line of business or compete with any person, (viii) all other agreements of any of the Group Companies having a value or cost, or potential value or cost, in excess of USD 100,000 or (ix) all material agreements of any of the Group Companies which, or the termination of which, could reasonably be expected to have a Material Adverse Effect (all agreements, contracts, instruments or commitments set forth or required to be set forth on Schedule 8.1.5(a), the "Material Agreements").

            (b) To the best knowledge, information and belief of Seller, none of the Group Companies is in breach with respect to the performance of contractual obligations under any Material Agreement, and there is no event that, with notice or lapse of time or both, will constitute a material default by any of the Group Companies thereunder. To the best knowledge, information and belief of Seller, no other party under any Material Agreement is in default with respect to the performance of contractual obligations thereunder, and there is no event which, with notice or lapse of time or both, will constitute a default by any such party thereunder. To the best knowledge, information and belief of Seller, each Material Agreement constitutes the legal, valid and binding obligation of the Group Companies which are a party thereto, enforceable against each of such parties in accordance with its terms.

      8.1.6 Taxes

            To the best knowledge, information and belief of Seller:

            (a) All Taxes and Tax liabilities of the Group Companies for all taxable years or periods that end on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date ("Pre-Closing Periods") have been timely paid or accrued and adequately disclosed and fully provided for on the books and records of the Group Companies in accordance with International Accounting Standards or local accounting standards.

            (b) The Group Companies have duly and timely filed all Tax returns and all other Tax documents, forms, statements and reports that are required to have been filed by them in accordance with applicable regulations ("Returns"). The Returns have accurately (i) reflected liability for Taxes of the Group
                  Companies, including any tax losses, for the periods covered thereby, (ii) characterised and reflected transactions between Group Companies, including financing transactions between Group Companies, and (iii) reflected the residual value for Tax purposes of the assets of the Group Companies. There are no requests for extensions of time for the filing of any Returns.

            (c) Other than disclosed in Schedule 8.1.6(c) none of the Group Companies or Seller has been the subject of an audit or other examination of Taxes by the tax authorities of any nation, state or locality (and no such audit is pending or contemplated) nor has any of the Group Companies or Seller received any notices from any taxing authority relating to any issue which could or reasonably be expected to materially affect the Tax liability of any of the Group Companies.

            (d) Neither Seller nor any of the Group Companies has, as of the Closing Date, (a) entered into an agreement or waiver or requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes or (b) is presently contesting any Tax liability before any court, tribunal or agency.

            (e) None of the Group Companies has been included in any "consolidated", "unitary" or "combined" Return provided for under the law of the United States, any non-U.S. jurisdiction or any state, province, prefect or locality with respect to Taxes for any taxable period for which the statute of limitations has not expired.

            (f) All Taxes which the Group Companies, individually and collectively, is (or was) required by law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable.

            (g) No written claim has ever been made by any Taxing authority in a jurisdiction where any of the Group Companies does not file Returns that such of the Group Companies is or may by subject to Taxation by that jurisdiction.

            (h) There are no Tax sharing, allocation, indemnification or similar agreements in effect as between any of the Group Companies or any predecessor or Affiliate thereof and any other party (including Seller and any predecessors or Affiliates thereof) under which Purchaser or the Group Companies could be liable for any Taxes or other claims of any party.

            (i) None of the Group Companies has applied for, been granted, or agreed to any accounting method change for which it will be required to take into account any adjustment under the Tax laws of any nation, state, province, prefect or locality.

      8.1.7 Labor

            (a) EuroWeb Hungary is not a party to a Collective Agreement or required to comply with a Collective Agreement. EuroWeb Romania is a party to a Collective Agreement for the year 2005
                  - 2006 that is substantially the same as its Collective Agreement for the year 2004 - 2005.

            (b) No Group Company has a works or supervisory council or other body representing employees which has a right to be represented or attend at or participate in any board or council meeting or a right to be informed, consulted or make representations in relation to the business of a Group Company, other than any right of consultation of the employees to be informed or consulted with respect to matters concerning them arising by operation of any laws of general application.

            (c) Except as disclosed in Schedule 8.1.8(a), no Group Company is involved in a dispute regarding a claim of material importance with its employees or any trade union, association of trade unions, works council, staff association or other body representing its employees and there are no circumstances likely to give rise to any such dispute.

            (d) Within the period of two years ending on the date of this Agreement no Group Company has:

                  (i) made or started implementation of any collective dismissals that have required or will require notification to any authority or notification to or consultation with any trade union, works council, staff association or other body representing employees; or

                  (ii) been a party to any transfer of a business or undertaking that has required or will require notification to or consultation with any trade union, works council, staff association or other body representing employees.

            (e)   None of the  Group  Companies  have,  or are  under  any legal
                  obligation  to  establish,   any  pension  schemes  for  their
                  employees except as disclosed in Schedule 8.1.7(e).

            (f) Seller and each of the Group Companies have provided Purchaser and its advisors with a form of employment agreement applicable to all employment and other arrangements between a Group Company and each Key Employee.

            (g) Other than with respect to sales representatives entitled to a bonus based upon their respective sales, no Group Company has in existence nor is it proposing to introduce, and none of its employees or contractors directly or indirectly participates in (whether or not established by a Group Company), any share trust, share incentive scheme, share option scheme or profit sharing scheme for the benefit of all or any of its present or former employees or contractors or the dependants of any of such persons or any scheme whereunder any present employee or contractor is entitled to a commission, bonus or remuneration of any other sort calculated by reference to the whole or part of the turnover, profits or sales of Seller, the Group, any Group Company or any other person, firm or company or payable upon the consummation of the Transaction.

      8.1.8 Litigation; Compliance with Law

            (a) Except as disclosed in Schedule 8.1.8(a) there is no action, suit, arbitration or administrative or other proceeding by or before (or, so far as Seller is aware, any investigation by) any court, governmental authority or arbitral tribunal pending or, to the best knowledge, information and belief of Seller, threatened against or affecting any of the Group Companies or any material assets of any of the Group Companies, and, to the best knowledge, information and belief of Seller, no valid basis exists for any such action, proceeding or investigation. None of the Group Companies is subject to any judgments, orders or decrees.

            (b) To the best knowledge, information and belief of Seller, except as disclosed in Schedule 8.1.8(b), none of the Group Companies is in violation or default of any provisions of its articles or, is in violation of any applicable laws or regulations. Each of the Group Companies has operated in compliance with all applicable laws and regulations.

            (c) To the best knowledge, information and belief of Seller, except as disclosed in Schedule 8.1.8(b), none of the Group Companies has received notice of any alleged violation of any applicable laws or regulations.

            (d) To the best knowledge, information and belief of Seller, none of the Group Companies has offered or given, or has knowledge of any person that has offered or given on their behalf, anything of value to: (i) any national or local government official, any political party or official thereof, or any candidate for political office; (ii) customer or member of a governmental authority; or (iii) any other person, in any such case while knowing or having reason to know that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, to any customer or member of a governmental authority or candidate for political office for the purpose of the following: (A) influencing any action or decision of such person, in his or its official capacity, including a decision to fail to perform his or its official function; (B) inducing such person to use his or its influence with any governmental authority to effect or influence any act or decision of such governmental authority, in each of (A) and
                  (B) in order to assist any Group Company in obtaining or retaining business for, or with, or directing business to, any person and where such payment would constitute a bribe, kickback or illegal or improper payment.

      8.1.9 Permits

            To the best knowledge, information and belief of Seller:

            (a) Seller has delivered or made available to Purchaser for inspection a true and correct copy of each material permit, certificate, license, consent or authorization of all governmental or other authority or person (collectively "Permits") obtained or possessed by the Group Companies. The Group Companies have all Permits necessary for their operations and the Business as currently conducted including Permits for the design, construction, operation and maintenance of all Networks, as well as for the provision or any modification of the services of any Networks.

            (b) Except as disclosed in Schedule 8.1.9(d), each of the Permits held by any of the Group Companies is in full force and effect. The Group Companies have conducted their business in accordance with their respective Permits, and none of the Group Companies has received any notice that indicates that it has not complied with any of the terms of such Permits.

      8.1.10 Intellectual Property

            To the best knowledge, information and belief of Seller:

            (a) Schedule 8.1.10(a) sets forth all material items of Intellectual Property owned and/or licensed by the Group Companies or under which they have rights. Each of the Group Companies owns or possesses all requisite rights to all Intellectual Property used or required to be used by it without infringing the rights of third parties. All material Intellectual Property has been duly registered with, filed in or issued by the appropriate governmental authority to the extent required to provide the Group Companies with the rights used or contemplated to be used by them, and each such registration, filing and issuance remains in full force and effect.

            (b) So far as Seller is aware, no claim adverse to the interests of any of the Group Companies in any Intellectual Property right has been threatened or asserted, no basis exists for any such claim and no person has infringed or otherwise violated any such interest of any of the Group Companies. None of the Group Companies has received any communications alleging that it has violated any of the Intellectual Property rights of any other person.

      8.1.11 Insurance

            (a)   To the best  knowledge,  information  and  belief  of  Seller,
                  Schedule 8.1.11 is an accurate and complete list of each insurance policy covering the Group Companies and their businesses, employees and assets (other than any car insurance policy). Each of the Group Companies has in full force and effect insurance policies in such amounts, and on such terms and covering such risks as are customary in accordance with industry standards and practices in Hungary or Romania, as the case may be, and are required under any agreement or obligation to which the relevant of the Group Companies is bound.

            (b) With respect to each such insurance policy: (i) such insurance policy is legal, valid, binding and enforceable; (ii) no party thereto is in breach or default, or has repudiated such insurance policy; and (iii) since the end of their most recent financial year, neither of the Group Companies has been notified by the relevant insurer that it is no eligible to make any claim under such insurance policy.

      8.1.12 Books and Records

            To the best knowledge, information and belief of Seller, the minutes and related books of resolutions of each of the Group Companies have been kept in accordance with the requirements of applicable regulation. All the accounts, books, ledgers, financial and other records of each of the Group Companies are in its possession or the possession of its advisors and, so far as Seller is aware, have been properly and accurately kept. The register of shareholders and other statutory books (including the minutes and related books of resolutions) of each of the Group Companies are in its possession and have been properly maintained.

      8.1.13 Properties


            (a) Schedule 8.1.13(a) contains an accurate and complete list of all real property owned in whole or in part by the Group Companies. Each of the Group Companies has good and marketable title to all the real property owned by it, free and clear of all Encumbrances.

            (b)   To the best  knowledge,  information  and  belief  of  Seller,
                  Schedule 8.1.13(b) contains an accurate and complete list and description of the material terms of all leases or subleases of real property to which the Group Companies is a party (as lessee or lessor). To the best knowledge, information and belief of Seller, the Group Companies have valid leasehold interests in all leased real property described in each lease set forth in Schedule 8.1.13(b), free and clear of any and all Encumbrances. To the best knowledge, information and belief of Seller, each lease set forth in Schedule 8.1.13(b) is in full force and effect; all rents and additional rents due to date on each such lease have been paid; in each case, the lessee has been in peaceable possession since the commencement of the original term of such lease and is not in default thereunder and no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; and there exists no default or event, occurrence, condition or act (including the purchase of the Purchased Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease.

      8.1.14 Assets

            Each of the Group Companies has good and valid title to, or a valid leasehold interest in, all of the fixed assets reflected in the Management Accounts and those fixed assets acquired, leased or otherwise used by Group Companies since the end of their most recent financial year, other than those disposed of since that date in the ordinary course of business, free and clear of all Encumbrances (other than Encumbrances securing the Navigator Indebtedness, which Encumbrances shall be released in full on or before the Closing
            Date).

      8.1.15 Networks

            To the best knowledge, information and belief of Seller:

            (a) The Group Companies, individually or collectively, as the case may be, have good and valid title to, and the exclusive right to use, operate, alter or dispose of, all Networks operated by them, free and clear of any Encumbrances.

            (b) All Networks operated by the Group Companies having regard to their age and reasonable wear and tear are in good operating condition and in a state of good maintenance and repair and are adequate and suitable for their present use. Each of the Group Companies has adequate easements, rights of ingress and egress, pole attachment rights, leasehold and other property interests necessary for the operation and maintenance of the Business and Network(s) and, to the best knowledge, information and belief of Seller, none of such real properties, nor the operation or maintenance thereof, encroaches on the property of others. Neither Seller nor any of the Group Companies has received notice that any Network has not been constructed and operated and maintained at all times, in accordance with all applicable laws and regulations.

      8.1.16 Subscribers

            (a) The Group Companies have at least 11,600 subscribers ("Subscribers") in the aggregate with whom the Group Companies have written agreements to furnish internet and IP voice and data services (ISP) (collectively, "Subscription Agreements"). All persons receiving services from the Group Companies are party to a Subscription Agreement.

            (b) To the best knowledge, information and belief of Seller, the Subscription Agreements are legal, valid, binding and enforceable obligations of the Subscribers. There are no governmental, contractual or similar restrictions on the amounts that the Group Companies are permitted to charge for providing such services. None of the Group Companies is in material breach with respect to the performance of contractual obligations under any of the Subscription Agreements, and, so far as Seller is aware, there is no event that, with notice or lapse of time or both, will constitute a material default by any of the Group Companies thereunder.

      8.1.17 Bank Accounts and Powers of Attorney

            Set forth on Schedule 8.1.17 is an accurate and complete list showing (a) the name and address of each bank in which the Group Companies has an account or safe deposit box, the number of any such account or any such box and the names of all persons authorized to draw thereon or to have access thereto and (b) the names of all persons, if any, holding powers of attorney from the Group Companies.

      8.1.18 Disclosure

            To the best knowledge, information and belief of Seller, none of this Agreement or Management Accounts (including the footnotes thereto), any Schedule, Exhibit or certificate delivered pursuant to this Agreement or any document or statement in writing which has been supplied to Purchaser or its representatives by or on behalf of Seller, the Group Companies or any of its Subsidiaries or any of their respective directors, officers or employees in connection with the Transaction, contains any untrue statement of a material fact, or omits any statement of a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to Seller that would have a Material Adverse Effect with respect to any of the Group Companies which has not been set forth in this Agreement or Management Accounts (including the footnotes thereto) or any Schedule, Exhibit or certificate delivered pursuant to this Agreement.

8.2 Seller shall notify Purchaser in writing with full details of any event or circumstance which is or may be expected to cause a breach of, or be inconsistent with, any of the foregoing Seller's representations and warranties promptly upon such event coming to its notice whether before, at the time of, or after Closing.

8.3 Except if Purchaser is actually aware of the underlying breach on the date of this Agreement, if a material breach of any of the foregoing representations and warranties of Seller occurs prior to Closing, Purchaser shall be entitled to terminate this Agreement upon written notice to Seller provided that the accrued rights and liabilities of the parties (including, for the avoidance of doubt, Purchaser's right to claim damages for breach of Seller's representations and warranties) shall subsist.

8.4 Where any of Seller's representations and warranties are qualified by knowledge, information, belief or awareness of Seller, Seller confirms that (1) it has made reasonable inquiry within the ordinary course of its business as to the subject-matter of such representation and warranty, (2) in the ordinary course of its business Seller should have been aware of any breach of each such representation and warranty and (3) Seller is not aware of any such breach.

9     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

9.1 The respective representations and warranties of Seller and Purchaser contained in this Agreement shall survive the purchase and sale of the Purchased Shares pursuant to this Agreement.

9.2 From and after the Closing Date, subject to the limitations set forth in this Agreement, Seller shall indemnify and hold harmless Purchaser and the Group Companies from and against any and all losses, damages and expenses (including, without limitation, reasonable attorneys' and consultants' fees and expenses) (collectively, "Losses") actually suffered or incurred by Purchaser or any of the Group Companies arising out of or resulting from any of the following:

      9.2.1 the failure of any representation and warranty of Seller to be true, accurate and not misleading on the date of this Agreement and on the Closing Date or the breach by Seller of any of its covenants or agreements hereunder.

      9.2.2 any claims relating to the legality of the provision by EuroWeb Hungary of carrier pre-selection (CPS) service up to and including the Closing Date; provided that, in the event that, after the Closing Date, any authority shall fine Euroweb Hungary with respect to the provision of such service but shall not allocate such fine to a specific period, then Seller's indemnity obligation hereunder shall extend to a proportion of such fine in which the numerator is the number of days between the date on which Euroweb Hungary commenced providing such service and the Closing Date and the denominator is the total number of days in which Euroweb Hungary provided such service (including, for the avoidance of doubt, the period after the Closing Date);

      9.2.3 the revocation by the NHH on or prior to the Closing Date of the right of the Group Companies to use the SHS (51)310-000-310-999 numbering range;

      9.2.4 any Liability for Tax of the Group Companies in respect of or in consequence of any event, act, omission or transaction which occurred on or before the Closing Date;

      9.2.5 any event or circumstance that occurs on or prior to the Closing Date relating to the absence of any Permit for the construction of the existing Network of EuroWeb Romania (for the avoidance of doubt, Purchaser shall be responsible for any Losses arising out of or resulting from any such event or circumstance that occurs after the Closing Date);

      9.2.6 the Navigator Transaction.

9.3   For the purposes of indemnification under Clause 9.2:

      9.3.1 Seller shall not be liable in respect of any claim for breach of representation and warranty under Clause 9.2.1 where the liability agreed or determined in respect of any such claim for breach of representation and warranty does not exceed one-percent (1%) of the Purchase Price (provided that any event or circumstance which results in Losses of Purchaser or any Group Company in excess of 1% of the Purchase Price shall be deemed to be "material" for purposes of determining whether or not a breach has occurred of any representation and warranty qualified by materiality in Clause 8 and such qualification shall be disregarded in the quantification of Losses arising from such a breach), unless and until the aggregate amount of all such claims for breach of representation and warranty for which Seller would otherwise be liable in the absence of this provision exceeds one-percent (1%) of the Purchase Price. Where the amount agreed or determined in respect of all claims referred to in Clause 9.2 for breach of representation and warranty or Indemnity exceeds one-percent (1%) of the Purchase Price, Seller shall be liable for the entire amount thereof;

      9.3.2 the aggregate liability of Seller in respect of breaches of the representations and warranties set forth in Clauses 8.1.5 and 8.1.7 through 8.1.17 and the Indemnities set forth in Clauses 9.2.2 and
            9.2.3 shall not exceed 15% of the Purchase Price;

      9.3.3 the aggregate liability of Seller for the representations and warranties and Indemnities specified in Clause 9.3.2 and set forth in Clauses 8.1.4, 8.1.6, 9.2.4, 9.2.5 and 9.2.6 shall not exceed 30%
            of the Purchase Price (for the avoidance of doubt, the parties acknowledge that in any aggregation of liability under this Clause 9.3.3, the liability under Clause 9.3.2 shall not exceed 15% of the Purchase Price in any circumstances);

      9.3.4 the aggregate liability of Seller in respect of breaches of the representations and warranties set forth in Clause 8.1.1, 8.1.2 and
            8.1.3 shall not exceed 100% of the Purchase Price;

      9.3.5 Seller shall not incur any liability in respect of any claim for breach of representation and warranty or indemnity and any such claim shall be wholly barred and unenforceable unless notice of such claim shall have been served upon Seller by Purchaser no later than 60 days after the approval by Purchaser of the statutory financial reports of the Group Companies for the financial year 2006 (but in any event no later than June 1, 2007), or in the case of Clause
            8.1.6 (Taxes) or Clause 9.2.4, five (5) years from the last day of the calendar year in which the Closing Date occurs. Notwithstanding anything to the contrary herein, the time limitations contained in this Clause shall not apply to any claim for breach of any representation and warranty set forth in Clauses 8.1.1 through 8.1.3; and

      9.3.6 Seller shall not incur any liability in respect of any claim for breach of representations and warranty or indemnity under Clause
            8.1.6 (Taxes) or Clause 9.2.4 in respect of an event or circumstance in any financial year unless the liability agreed or determined in respect of all claims for events or circumstances in such financial year exceed USD 50,000.

9.4 Purchaser shall indemnify and hold harmless Seller from and against any and all Losses actually suffered or incurred by Seller arising out of or resulting from the failure of any representation or warranty of Purchaser to be true, accurate and not misleading on the date of this Agreement and the Closing Date or the breach by Purchaser of any of its covenants or agreements hereunder; provided that Purchaser shall not incur any liability in respect of any claim for breach of representation and warranty or indemnity and any such claim shall be wholly barred and unenforceable unless notice of such claim shall have been served upon Purchaser by Seller no later than twenty-four (24) months from the Closing Date.

9.5 In no event shall either Purchaser or Seller be liable to the other under Clauses 9.2 or 9.4 for any consequential, indirect, special or punitive losses, damages or liabilities.

9.6 Any payment under Clauses 9.2 or 9.4 shall be made to Purchaser or Seller, as the case may be, or at the respective party's direction within 30 Business Days after a demand by Purchaser or Seller, as the case may be. If either party disputes a demand made by the other party, then it shall be entitled to withhold payment of the disputed amount; provided that if the dispute shall be resolved in the favor of the other party, the disputed amount shall be deemed to bear interest in accordance with Clause 23 from the 30th day after the demand.

9.7 Subject to the limitations set by this Agreement, if any action, proceeding, claim, liability, demand or assessment shall be asserted by a third party against Purchaser or any of the Group Companies (the "Indemnitee") with respect to any matter set forth in Clause 9.2 (a "Third Party Claim") in respect of which such Indemnitee proposes to demand indemnification, such Indemnitee shall notify Seller (the "Indemnifying Party") thereof within a reasonable period of time after assertion thereof; provided, however, that the failure to so notify the Indemnifying Party shall not affect the Indemnitee's right to indemnification hereunder unless (and solely to the extent) the Indemnifying Party's interests are actually and materially prejudiced thereby. Subject to rights of or duties to any insurer or other third Person having liability therefor, the Indemnifying Party shall have the right, within ten (10) days after receipt of such notice, to defend the Indemnitee against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnitee; provided, however, that the Indemnifying Party notifies the Indemnitee in writing within fifteen (15) days after the Indemnitee has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnitee from and against the entirety of any damage the Indemnitee may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, and provided further that the Indemnifying Party may not assume such control without Indemnitee's express written consent if: (i) the Third Party Claim does not involve only money damages but also seeks an injunction or other equitable relief; or (ii) settlement of, or an adverse judgment with respect to, the Third Party Claim is, in the good faith judgment of the Indemnitee, likely to establish a precedential custom or practice materially adverse to the continuing business interests or the reputation of the Indemnitee. The Indemnifying Party shall conduct the defense of the Third Party Claim actively and diligently.

9.8 So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with the foregoing Clause above, (i) the Indemnitee may retain separate counsel at its sole cost and expense and participate in the defense of the Third Party Claim, provided that Indemnitee's counsel may not oppose the professional decisions of the lead counsel engaged by the Indemnifying Party except on reasonable grounds;
      (ii) the Indemnitee will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably); and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnitee (which may only be withheld in the event that such settlement would serve to create a precedential custom or practice materially adverse to the continuing business interests or the reputation of the Indemnitee).

9.9 In the event that Indemnifying Party declines or fails to assume control of the defense of any Third Party Claim as specified above, then and in such event the Indemnitee may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate, subject to the consent of the Indemnifying Party which may not be unreasonably withheld or delayed. The Indemnifying Party shall reimburse the Indemnitee promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses incurred in defending the Third Party Claim pursuant to this Clause 9.9), and will remain responsible for any Losses the Indemnitee may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Third Party Claim in accordance with the provisions of this Agreement.

10    POST-CLOSING INTEGRATION ASSISTANCE

      Seller shall, and shall procure that its Chief Executive Officer, Csaba Toro and his successors, assist Purchaser in the transition and integration of the Group Companies during the first year after Closing, at no cost to Purchaser or the Group Companies. Without limiting the foregoing, Seller undertakes to provide at no cost to Purchaser, during the first year after the Closing, 25 days (total 8 hours a day) of consulting services by Csaba Toro and his successors to assist Purchaser in the integration of the Group Companies, on dates and at times reasonably requested by Purchaser.

11    NO-RECRUITMENT; NON-COMPETE

11.1 Seller shall not and shall procure that each of its Affiliates and its Chief Executive Officer, Csaba Toro and his Affiliate shall not, directly or indirectly, either alone or jointly with any other person or in any capacity whatsoever:

      11.1.1 neither pending nor within 2 years after the Closing Date carry on or be engaged or otherwise interested in any business in Hungary or Romania which competes with the Business or any part of the Business;

      11.1.2 neither pending nor within 2 years after the Closing Date not employ any employee of, or consultant to, either Company (provided that the foregoing shall not restrict Seller or its Affiliates from employing any of Csaba Toro, Kriszta Hollo, Balazs Nyiri, Wilson Balanchandra, Zoltan Toth; provided further that Zoltan Toth shall be available to Euroweb Hungary for a period of 2 months after the Closing Date to continue his duties as and to the extent such duties exist on the date hereof); or

      11.1.3 at any time within 2 years after the Closing Date in the course of any business use the words EuroWeb, Freestart, or use any trade, business or domain name or distinctive mark, design or logo used or previously used in the Business by any of the Group Companies or anything which is capable of so being confused with the exception that Seller shall be entitled to use the names "Euroweb International", "EWI" and "EWEB" and related domain names in such a manner as does not cause any confusion in the respective markets in which the Group Companies operate.

11.2 Notwithstanding Clause 11.1, it is understood that Navigator provides a full scope of IT services and additional trade capacity. Its full service IT system implementation and IT project management includes consultancy, system design, development and implementation, and training. Its full service IT system operation includes full support and maintenance of the provided services: application development; telecommunications; Internet access; virus protection services; LAN support; and other related services. Nothing in this Agreement shall prevent Seller, in its sole discretion, from continuing to own or subsequently transferring Navigator or Navigator from continuing to provide the services its currently provides on the date of this Agreement.

11.3 Each of the restrictions contained in this Clause 11 shall be construed as a separate provision of this Agreement. If any restriction is unenforceable but would be valid if reduced in scope or duration the restriction shall apply with the minimum modifications as may be necessary to make it valid and enforceable.

12    PREFERRED VENDOR STATUS

      Seller undertakes that it shall, and shall procure that each of its Affiliates shall provide preferred vendor status to Purchaser and each of the Group Companies in any business they conduct subsequent to the Closing; in return for a reciprocal commitment by Purchaser and the Group Companies in favor of Seller.

13    CONFIDENTIALITY

13.1 Seller shall treat as confidential the provisions of this Agreement and all information it has received or obtained about Purchaser as a result of entering into this Agreement. The provisions of this Clause 13 shall survive Closing and the eventual termination of this Agreement.

13.2 Purchaser shall treat as confidential the provisions of this Agreement and all information it has received or obtained about Seller and/or the Group Companies as a result of entering into this Agreement.

13.3  Either  party  may   disclose   information   which  would   otherwise  be
      confidential if and to the extent:

      13.3.1  required  by  law  or  any  securities  exchange,   regulatory  or
              governmental body or Tax authority;

      13.3.2 disclosed to its professional advisers (provided that such persons are required to treat such information as confidential); or

      13.3.3 it comes into the public domain other than as a result of a breach by a party of this Clause 13,

      provided that prior written notice of any confidential information to be disclosed pursuant to this Clause 13 shall be given to the other party.

14    ANNOUNCEMENTS

14.1 No announcement shall be made by either party relating to this Agreement without the prior written approval of the other party, such approval not to be unreasonably withheld or delayed.

14.2 Either party may make an announcement relating to this Agreement if (and only to the extent) required by the law of any relevant jurisdiction or any securities exchange, regulatory or governmental body provided that prior written notice of any announcement required to be made is given to the other party in which case such party shall take all steps as may be reasonable in the circumstances to agree the contents of such announcement with the other party prior to making such announcement.

15    ASSIGNMENT

      The rights and benefits of this Agreement (together with any cause of action arising in connection with any of them) may be assigned and the obligations under this Agreement transferred by Purchaser to any Affiliate or to its successor in title; provided that in the event of any transfer of obligations Purchaser shall remain jointly and severally liable to Seller for the fulfillment of such obligations.

16    FURTHER ASSURANCE

      Each Party shall from time to time and at its own cost do, execute and deliver or procure to be done, executed and delivered all such further acts, documents and things required by, and in a form satisfactory to, the other Party to give full effect to this Agreement and its rights, powers and remedies under this Agreement.

17    ENTIRE AGREEMENT

      This Agreement, together with any other documents referred to in the Agreement constitutes the whole agreement between the parties and supersedes any previous arrangements or agreements between them relating to the Transaction.

18    SEVERANCE AND VALIDITY

      If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, such provision shall be deemed to be severed from this Agreement and the parties shall replace such provision with one having an effect as close as possible to the deficient provision. The remaining provisions will remain in full force in that jurisdiction and all provisions will continue in full force in any other jurisdiction.

19    AMENDMENTS

      No amendment of this Agreement shall be effective unless in writing and signed by or on behalf of the parties.

20    REMEDIES AND WAIVERS

20.1 No waiver of any right under this Agreement shall be effective unless in writing. Unless expressly stated otherwise a waiver shall be effective only in the circumstances for which it is given.

20.2 No delay or omission by any party in exercising any right or remedy provided by law or under this Agreement shall constitute a waiver of such right or remedy.

20.3 The single or partial exercise of a right or remedy under this Agreement shall not preclude any other nor restrict any further exercise of any such right or remedy.

20.4 The rights and remedies provided in this Agreement are cumulative and do not exclude any rights or remedies provided by law.

21    EFFECT OF CLOSING

      The provisions of this Agreement which remain to be performed following Closing shall continue in full force and effect notwithstanding Closing.

22    COSTS AND EXPENSES

      Except as provided otherwise, each party shall pay its own costs and expenses in connection with the negotiations, preparation and performance of this Agreement.

23    DEFAULT INTEREST

      Any and all amounts which are due and payable under this Agreement shall be paid in USD and shall carry interest at a rate of 3-month LIBOR plus 4%.

24    NOTICES

24.1 Any notice or other communication to be given under or in connection with this Agreement ("Notice") shall be in the English language in writing and signed by or on behalf of the party giving it and marked for the attention of the relevant party. A Notice may be delivered personally or sent by fax, pre-paid recorded delivery or pre-paid registered airmail to the address or fax number provided in Clause 24.3.

24.2  A Notice shall be deemed to have been received:

      24.2.1  at the time of delivery if delivered personally;

      24.2.2  at the time of transmission if sent by fax;

      24.2.3 2 (two) Business Days after the time and date of posting if sent by pre-paid recorded delivery; or

      24.2.4 5 (five) Business Days after the time and date of posting if sent by pre-paid registered airmail,

      provided that if deemed receipt of any Notice occurs after 6.00 p.m. or is not on a Business Day, deemed receipt of the Notice shall be 9.00 a.m. on the next Business Day. References to time in this Clause 24 are to local time in the country of the addressee.

24.3  The addresses and fax numbers for service of Notice are:

           Seller:

           Name:                    Euroweb International Corp.
           Address:                 1138 Budapest, Vaci ut 141, Hungary
           For the attention of:    Csaba Toro, Chief Executive Officer
           Fax number:              +36 1 889-7128

           Purchaser:
           Name:                    Invitel Tavkozlesi Szolgaltato Rt.
           Address:                 2040 Budaors, Puskas Tivadar utca 8-10
           For the attention of:    Martin Lea, Chief Executive Officer
           Fax number:              +36 1 801-1675

24.4 A party shall notify the other parties of any change to its address in accordance with the provisions of this Clause 24 provided that such notification shall only be effective on the later of the date specified in the notification and 5 (five) Business Days after deemed receipt.

25    COUNTERPARTS

      This Agreement may be executed in counterparts and shall be effective when each party has executed a counterpart. Each counterpart shall constitute an original of this Agreement.

26    GOVERNING LAW

26.1 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Republic of Hungary, excluding any conflict of laws rule or principle that might refer the governance of the construction of this Agreement to the law of another jurisdiction. Notwithstanding the foregoing, the conditions and binding effect of the transfer of the EuroWeb Romania Shares shall be governed by the laws of Romania.

27    SETTLEMENT OF DISPUTES

27.1 Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement shall be referred to, and finally settled by, international arbitration under the Rules of Arbitration of the International Chamber of Commerce (the "ICC") in effect on the date of this Agreement, which Rules are deemed to be incorporated by reference into this Clause. The place of the arbitration shall be Budapest, Hungary and the award shall be deemed to have been rendered there. The language of the arbitration shall be English. The arbitral tribunal shall consist of three arbitrators. Seller shall nominate one arbitrator; Purchaser shall nominate one arbitrator; and a third arbitrator, who shall serve as chairman, shall be appointed by the Secretary General of the ICC International Court of Arbitration if the two arbitrators cannot agree upon a chairman within 30 days of the confirmation of the second of the first two arbitrators. The award shall be final and binding upon the parties, who undertake to carry it out without delay and without recourse to judicial proceedings in any jurisdiction whatsoever seeking annulment, setting aside, modification or any diminution or impairment of its terms or effect.

IN WITNESS WHEREOF each party has executed this Agreement, or caused this Agreement to be executed by its duly authorized representatives.








EUROWEB INTERNATIONAL CORP., a Delaware, U.S. corporation




By:
   _____________________________________________
   Csaba Toro, its Chief Executive Officer





INVITEL TAVKOZLESI SZOLGALTATO RT., a Hungarian joint stock company





By:
   _____________________________________________
   Martin Lea, its Chief Executive Officer





By:
   _____________________________________________
   Rob Bowker, its Chief Financial Officer

                                    EXHIBIT B







                           EUROWEB INTERNATIONAL CORP.




            Consolidated Balance Sheet as of December 31, 2005, and
    (J) Consolidated Statements of Operations & Comprehensive Income (Loss)
                (K) Stockholders' Equity, and Cash Flows for the
                   (L) Years ended December 31, 2005 and 2004

                           EUROWEB INTERNATIONAL CORP.

                       Consolidated Financial Statements

   As of December 31, 2005 and for the Years Ended December 31, 2005 and 2004





                               TABLE OF CONTENTS





                                                                            Page

Report of the Independent Registered Public Accounting Firm                 F-2

Report of the Independent Registered Public Accounting Firm                 F-3



Consolidated Financial Statements:


   Consolidated Balance Sheet                                               F-4

   Consolidated Statements of Operations and Comprehensive Income (Loss)    F-5

   Consolidated Statements of Stockholders' Equity                          F-6

   Consolidated Statements of Cash Flows                                    F-7

   Notes to Consolidated Financial Statements                               F-8

             Report of Independent Registered Public Accounting Firm


To the Board of Directors and Stockholders of Euroweb International Corp.

We have audited the accompanying combined balance sheet of Euroweb International Corp. and subsidiaries (the "Company") as of December 31, 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Euroweb International Corp. and subsidiaries as of December 31, 2005, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.





Deloitte Kft.
Budapest, Hungary
March 27, 2006

             Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholders
Euroweb International Corp.

We have audited the accompanying consolidated statements of operations and comprehensive loss, stockholders' equity, and cash flows of Euroweb International Corp. and subsidiaries for the year ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated results of the operations and the cash flows of Euroweb International Corp. and subsidiaries for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

KPMG Hungaria Kft.
Budapest, Hungary
March 24, 2006

                           Euroweb International Corp.
                           Consolidated Balance Sheet
                             As of December 31, 2005
                              Amounts in US dollars

                                                                                      2005
                                                                                  ------------
ASSETS
  Current assets:
    Cash and cash equivalents (note 3)                                            $  1,568,690
    Trade accounts receivable, less allowance for doubtful accounts of $206,518      1 533,855
    Prepaid and other current assets                                                   321,315
                                                                                  ------------
         Total current assets of continuing operations                               3,423,860
                                                                                  ------------
    Total assets of discontinued operations (note 9)                                20,371,849
         Total current assets                                                       23,795,709
                                                                                  ============

  Property and equipment, net (note 4)                                               1,071,989
  Goodwill (note 5)                                                                  8,150,672
  Intangible assets - customer contracts, net (note 5)                               3,132,300

                                                                                  ------------
       Total assets                                                               $ 36,150,670
                                                                                  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Trade accounts payable                                                        $  2,065,333
    Current portion of bank loans (note 7)                                             269,220
    Bank overdrafts (note 7)                                                           325,409
    Other current liabilities                                                          827,703
    Accrued expenses                                                                   545,964
                                                                                  ------------
          Total current liabilities of continuing operations                         4,033,629
    Total liabilities of discontinued operations (note 9)                           13,783,582
          Total current liabilities                                                 17,817,211

    Deferred tax liability (note 10)                                                   501,168
    Non-current portion of bank loans (note 7)                                         471,134
                                                                                  ------------
        Total liabilities                                                           18,789,513

   Commitments and contingencies (note 12)

   Stockholders' equity
   Common stock, $.001 par value - Authorized 35,000,000 shares;
     6,032,221 shares issued of which 5,784,099 shares are outstanding and              25,248
     248,122 shares are held in escrow
   Additional paid-in capital                                                       51,538,659
   Accumulated deficit
                                                                                   (34,302,431)
   Accumulated other comprehensive income
                                                                                  ------------
                                                                                        99,681
      Total stockholders' equity                                                    17,361,157
                                                                                  ------------

      Total liabilities and stockholders' equity                                  $ 36,150,670
                                                                                  ============

          See accompanying notes to consolidated financial statements.

                           Euroweb International Corp.
     Consolidated Statements of Operations and Comprehensive Income / (Loss)
                     Years Ended December 31, 2005 and 2004
                              Amounts in US dollars


                                                                  2005            2004
                                                               -----------    -----------
Revenues                                                       $ 1,964,998    $      --

Cost of revenues  (exclusive of depreciation and
amortization shown separately below)                               511,658           --

Operating expenses

   Compensation and related costs                                1,054,342        361,809
   Consulting, professional and directors fees                   1,396,096        463,549
   Other selling, general and administrative expenses              703,770        454,514
   Depreciation and amortization                                   509,478          2,048
                                                               -----------    -----------
               Total operating expenses                          3,663,686      1,281,920
                                                               -----------    -----------

Operating loss                                                  (2,210,346)    (1,281,920)

   Interest income                                                   2,512         49,154
   Interest expense                                                (38,240)          --
   Other income (expenses)                                        (170,000)
                                                                                  170,000

Loss from continuing operations before income taxes             (1,402,766)
                                                                               (2,076,074)

Income tax benefit -deferred                                        57,908           --
                                                               -----------    -----------
Income tax benefit                                                  57,908           --

Loss from continuing operations                                 (1,402,766)
                                                                               (2,018,166)

Income from discontinued operations, net of tax                  3,698,461        668,312

Net income (loss)                                                1,680,295       (734,454)

Other comprehensive income (loss)
                                                                              -----------
                                                                    (8,585)       133,768
                                                               -----------    -----------

Comprehensive income (loss)                                              $              $
                                                               ===========    ===========
                                                                 1,671,710       (600,686)
                                                               ===========    ===========

Loss per share from continuing operations, basic and diluted
                                                                     (0.37)         (0.28)
Income per share from discontinued operations, basic and
diluted                                                               0.68           0.13
Net income (loss) per share, basic and diluted                        0.31          (0.15)

Weighted average number of shares outstanding, basic and         5,445,363       5,043,822
diluted


           See accompanying notes to consolidated financial statements

                           EUROWEB INTERNATIONAL CORP.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2005 and 2004
                              Amounts in US dollars



                                             Common Stock              Additional
                                   --------------------------------     Paid In        Accumulated
                                   Number of shares       Amount        Capital          Deficit
                                   ----------------    ------------   ------------    -------------
Balances, January 1, 2004                 4,665,332    $     24,129   $ 48,227,764    $ (33,105,716)
                                   ================    ============   ============    =============
Foreign currency translation gain              --              --             --               --
Reversal of unrealized gain on                 --              --             --               --
securities available for sale
Deemed distribution (note 1)                   --                                        (2,142,556)
Compensation charge on share                   --              --           94,212
options issued to consultants
Issuance of shares (Elender Rt              677,201             678      2,458,108             --
acquisition)
Net loss for the period                        --              --             --           (734,454)
                                   ----------------    ------------   ------------    -------------
Balances, December 31, 2004               5,342,533    $     24,807   $ 50,780,084    $ (35,982,726)
                                   ================    ============   ============    ============
Foreign currency translation loss              --              --             --              --
Compensation charge on share                   --              --          192,294
options and warrants issued to
consultants
Issuance of shares (Navigator Rt            441,566             441      1,681,693            --
acquisition)
Cancellation of treasury stock                 --              --     ($ 1,115,412)           --
Net income for the period                      --              --             --          1,680,295
                                   ----------------    ------------    -----------    -------------
Balances, December 31, 2005               5,784,099    $     25,248   $ 51,538,659    $ (34,302,431)
                                   ----------------    ------------    -----------    -------------


                                    Accumulated
                                       Other                           TOTAL
                                   Comprehensive      Treasury      Stockholders'
                                   Gains(Losses)        Stock         Equity
                                   -------------    ------------    ------------
Balances, January 1, 2004          $     (25,502)   $ (1,115,412)   $ 14,005,263
                                   =============    ============    ============
Foreign currency translation gain        162,573            --           162,573
Reversal of unrealized gain on           (28,805)           --           (28,805)
securities available for sale
Deemed distribution (note 1)                                          (2,142,556)
Compensation charge on share                                              94,212
options issued to consultants
Issuance of shares (Elender Rt              --              --         2,458,786
acquisition)
Net loss for the period                                                 (734,454)
                                   -------------    ------------    ------------
Balances, December 31, 2004        $     108,266    $ (1,115,412)   $ 13,815,019
                                   ============    ============    ============
Foreign currency translation loss         (8,585)           --            (8,585)
Compensation charge on share                                             192,294
options and warrants issued to
consultants
Issuance of shares (Navigator Rt           --              --         1,682,134
acquisition)
Cancellation of treasury stock             --      $  1,115,412            --
Net income for the period                  --             --           1,680,295
                                   -------------    ------------    ------------
Balances, December 31, 2005        $      99,681            --      $ 17,361,157
                                   -------------    ------------    ------------

           See accompanying notes to consolidated financial statements

                           Euroweb International Corp.
                      Consolidated Statements of Cash Flows
                      Year Ended December 31, 2005 and 2004
                              Amounts in US dollars


                                                                                      2005            2004
                                                                                      ----            ----
   Net income (loss)                                                              $  1,680,295    $   (734,454)
   Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Depreciation and amortization                                                       509,478           2,048
   Provision for bad and doubtful debts                                                 11,026            --
   Deferred tax charge                                                                 (57,908)
   Compensation expense due to options and warrants issued                             192,294          94,212
   Realized gain on sale of investment securities                                         --           (26,383)

Changes in operating assets and liabilities net of effects of acquisitions:
   Accounts receivable                                                                 215,455        (447,428)
   Prepaid and other assets                                                            539,094         (79,752)
   Accounts payable, other current liabilities and accrued expenses                    986,277         364,242
   Cash provided by discontinued operations                                            114,062       3,568,571
                                                                                  ------------    ------------
           Net cash provided by operating activities                                 4,190,073       2,741,056
                                                                                  ------------    ------------

Cash flows from investing activities:
   Proceeds from maturity of securities                                                   --        11,464,000
   Proceeds on sale of subsidiaries                                                  2,700,000         500,001
   Acquisition of 51% of Euroweb Rt                                                       --        (2,142,000)
   Acquisition of 100% of Elender Rt. (net of cash)                                       --        (6,891,897)
   Acquisition of 100% of Navigator Informatika Rt. (net of cash)                   (9,008,638)           --
   Collection on notes receivable                                                         --           173,911
   Acquisition of property and equipment                                              (103,835)         (2,048)
   Capital expenditures in discontinued operations                                  (2,477,999)     (1,701,990)
                                                                                  ------------    ------------
           Net cash provided by (used in) investing activities                      (8,890,472)      1,399,977
                                                                                  ------------    ------------

Cash flows from financing activities:
   Principal payment under capital lease obligations                                   (12,645)           --
   Repayments on overdraft and bank loan                                              (233,379)           --
   Financing activities from discontinued operation                                  4,210,251      (2,280,826)
                                                                                  ------------    ------------
          Net cash provided by (used in)  financing activities                       3,964,227      (2,280,826)
                                                                                  ------------    ------------

Effect of foreign exchange rate changes on cash                                        (74,690)        (37,952)
                                                                                  ------------    ------------

Net (decrease) increase in cash and cash equivalents                                  (810,862)      1,822,255
Cash and cash equivalents, beginning of year                                         2,379,552         557,297
                                                                                  ------------    ------------
Cash and cash equivalents, end of year                                            $  1,568,690    $  2,379,552
                                                                                  ============    ============

Supplemental disclosure:
Cash paid for interest                                                            $     39,456            --
Cash paid for Income taxes                                                        $    101,573            --

Summary of non-cash transactions
Shares issued as consideration in acquisition of Elender Rt                               --      $  2,508,353
Shares issued as consideration in acquisition of Navigator Rt                     $  1,682,134            --
New capital leases                                                                        --              --

          See accompanying notes to consolidated financial statements.

1.    Organization of Business

Euroweb International Corp. ("Euroweb") is a Delaware corporation, which was incorporated on November 9, 1992. Euroweb and its subsidiaries are collectively referred to herein as the "Company". The Company was a development stage company through December 31, 1993.

The Company operates in Hungary through its subsidiary Navigator Informatika Rt. ("Navigator"), which is acquired on October 7, 2005.

The Company provides a full range of information technology ("IT") outsourcing services through it subsidiary, Navigator. The IT outsourcing services provided by the Company primarily comprise IT maintenance, procurement, consultancy and related services.

On December 16, 2004, the Company disposed of Euroweb Czech Republic, spol ("Euroweb Czech Republic") and no longer has operations in the Czech Republic. On April 15, 2005, the Company disposed of Euroweb Slovakia a.s. ("Euroweb Slovakia") for cash of $2,700,000 and, as a result, has ceased operations in Slovakia.

On December 15, 2005, the Board of Directors of the Company decided to sell its entire interest in the wholly owned Euroweb Internet Szolgaltato Rt. ("Euroweb Hungary") and Euroweb Romania S.A. ("Euroweb Romania"). On December 19, 2005, the Company entered into a share purchase agreement with Invitel Tavkozlesi Szolgaltato Rt., a Hungarian joint stock company, to sell the entire interest in its two Internet- and telecom-related operating subsidiaries, Euroweb Hungary and Euroweb Romania, subject to various conditions including, but not limited to, shareholders' approval. Euroweb Hungary and Euroweb Romania are classified in the Company's financial statements as discontinued operations for all periods presented.

Approximately 83% of the consolidated revenue for the year ended December 31, 2005 was generated from the four most significant customers of the Company as follows:

                                    Revenue generated
-----------------------------------------------------
Company `A':                                 $539,131
Company `B':                                 443,727
Company `C':                                  386,253
Company `D':                                  268,296
Other companies:                              327,591
-----------------------------------------------------
Total revenue:                             $1,964,998

2.    Summary of Significant Accounting Policies and Practices

(a)   Principles of consolidation and basis of presentation

The consolidated financial statements comprise the accounts of the Company and its controlled subsidiaries. All material intercompany balances and transactions have been eliminated upon consolidation and all adjustments, consisting mainly of normal recurring accruals necessary for a fair presentation, have been made.

On February 12, 2004, the Company entered into a share purchase agreement with a related party, Pantel Rt. ("Pantel") to acquire the remaining 51% of Euroweb
Hungary shares that the Company did not already own. At the date of the acquisition, KPN Telecom B.V. ("KPN") owned 50.17% of the voting common shares of the Company and 75% of the voting common shares of Pantel. Accordingly, the transaction was recorded in a manner similar to a pooling-of-interest and the historical consolidated financial statements were restated to include the financial position, results of operations and cash flows of Euroweb Hungary for all periods presented. Since the purchase consideration was in excess of Euroweb Hungary's book value (by $2,142,556), the excess is accounted for as a distribution to KPN, which resulted in a deduction from retained earnings at the closing of the transaction. There were no transactions with Euroweb Hungary in any period prior to this transaction that required elimination.

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

(b)   Use of estimates

The preparation of consolidated financial statements requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)   Fair value of financial instruments

The carrying values of cash equivalents, investment in debt securities, notes and loans receivable, accounts payable, loans payable and accrued expenses approximate fair values.

(d)   Revenue recognition

Revenue Recognition--The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition in Financial Statements, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB No. 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or service has been delivered, fees are fixed or determinable, collection is probable and all other significant obligations have been fulfilled. Revenues from maintenance services are recognized in the month in which the services are provided, either based on performance or on fixed monthly fees. The Company defers revenue recognition for payments on contracts for which services have not been performed.

The Company also generates non-recurring revenue from consulting fees for implementation, installation, configuration, testing and training related to the use of third party licensed products. The Company recognizes revenue for these services as they are performed, if contracted on a time and materials basis, or using the percentage of completion method, if contracted on a fixed fee basis, once the cost of the consulting project can be reliably estimated. Percentage of completion is measured based on cost incurred to date compared to total estimated cost at completion. When the cost to complete a project cannot be reasonably estimated, the Company recognizes revenue using the completed contract method until such time that the cost to complete the project can be reasonably estimated.

(e)   Cost of revenues (excluding depreciation and amortization)

Cost of revenues (excluding depreciation and amortization) principally comprises cost of fixed assets sold during the course of IT outsourcing projects, cost of materials required to perform IT outsourcing activities and cost of project-dedicated sub-contractors.

(f)   Foreign currency translation

The Company considers the United States Dollar ("US Dollar or "$") to be the functional currency of the Euroweb and unless otherwise stated, the respective local currency to be the functional currency each of its subsidiaries. The reporting currency of the Company is the US Dollar and accordingly, all amounts included in the consolidated financial statements have been translated into US Dollar.

The balance sheets of subsidiaries are translated into US Dollar using the year end exchange rates. Revenues and expenses are translated at average rates in effect for the periods presented. The cumulative translation adjustment is included in the accumulated other comprehensive gain (loss) within shareholders' equity.

Foreign currency transaction gains and losses are included in the consolidated results of operations for the periods presented.

(g)   Cash and cash equivalents

Cash and cash equivalents include cash at bank and investments with maturities of three months or less at the date of acquisition by the Company.

(h)   Investment in securities

Investments in marketable debt securities are classified as available-for-sale and are recorded at fair value with any unrealized holding gains or losses included as a component of other comprehensive income until realized. Investments with remaining maturities of greater than one year are classified as long-term, while those with remaining maturities of less than one year are classified as short-term. A decline in the market value of available-for-sale securities below cost that is deemed to be other-than-temporary temporary results in a reduction in the carrying value amount to fair value. Such impairment is charged to earnings and a new cost basis for the security is established. In assessing whether an impairment is other-than-temporary, the Company considers several factors including, but not limited to, the ability and intent to hold the investment, reason and duration for the impairment and forecasted performance of the investee.

(i)   Property and equipment

Property and equipment are stated at cost, less  accumulated  depreciation.  The
Company   provides  for   depreciation  of  property  and  equipment  using  the
straight-line method over the following estimated useful lives:

            Software                                      3 years
            Computer equipment                          3-5 years
            Other furniture equipment and fixtures      5-7 years

Equipment purchased under capital lease is stated at the lower of fair value and the present value of minimum lease payments at the inception of the lease, less accumulated depreciation. The Company provides for depreciation of leased equipment using the straight-line method over the shorter of estimated useful life and the lease term.

Total depreciation from continuing operations for the years ended December 31, 2005 and 2004 was $ 147,547 and $2,048 respectively.

Recurring maintenance on property and equipment is expensed as incurred.

Any gain or loss on retirements and disposals is included in the results of operations in the period of the retirement or disposal.

(j)   Goodwill and intangible assets

Goodwill results from business acquisitions and represents the excess of purchase price over the fair value of net assets acquired. Goodwill is tested at least annually for impairment. The first step of this test requires the Company to compare the carrying value of any reporting unit that has goodwill to the estimated fair value of the reporting unit. When the current fair value is less than the carrying value, the Company performs the second step of the impairment test. This second step requires the Company to measure the excess of the recorded goodwill over the current value of the goodwill by performing an exercise similar to a purchase price allocation, and to record any excess as an impairment.

Intangible assets that have finite useful lives (whether or not acquired in a business combination) are amortized over their estimated useful lives but also reviewed for impairment in accordance with the Statement of Financial Accounting Standard ("SFAS") No. 144 "Accounting for Impairment or Disposal of Long Lived Assets" ("SFAS 144"). Intangible assets currently consist of customer contracts, which were acquired as a result of a purchase of Navigator and are being amortized over the estimated future period of benefit of one to four years. The assessment of recoverability and possible impairment is performed using estimates of undiscounted future cash flows. If impairment is indicated, the Company then measures the impairment based on the amount by which the carrying value of the customer lists exceeds its fair market value. Fair market value is determined primarily using the projected future cash flows discounted at a rate commensurate with the risk involved.

Total amortization of intangible assets for the years ended December 31, 2005 and 2004 was $ 361,931 and $0 respectively.

(k)   Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing income (loss) attributable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share reflects the effect of dilutive potential common shares issuable upon exercise of stock options and warrants. There were no dilutive options and warrants for the year ended 2005 and 2004. Stock options and warrants convertible into 779,067 and 550,378 shares of common stock, respectively, were excluded from the computation of diluted earnings per share since such options and warrants have an exercise price in excess of the average market value of the Company's common stock during the periods.

(l)   Comprehensive income

Comprehensive income includes all changes in equity except those resulting from investments by, and distributions to, owners.

(m)   Business segment reporting

The Company manages its operations, and accordingly determines its operating segments, on a geographic basis. The Company currently has one operating segment: Hungary.

(n)   Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets, net of appropriate valuation allowances, and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities, if any, are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(o)   Stock-based compensation

The Company applies the intrinsic value-based method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations including Financial Accounting Standards Board ("FASB") Interpretation No. 44, "Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25" to account for its stock options granted to employees. Under this method, compensation expense for fixed plan stock options is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. SFAS No. 123, "Accounting for Stock-Based Compensation," ("SFAS 123") and FASB Statement No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123" established accounting and disclosure requirements using a fair value-based method of accounting for stock-based employee compensation plans. As allowed by existing standards, the Company has elected to continue to apply the intrinsic value-based method of accounting described above, and has adopted the disclosure requirements of SFAS 123, as amended. The Company accounted compensation expenses for the Company's stock options and warrants granted other than employees or independent directors based on fair value method prescibed in SFAS 123.

SFAS 123 requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock options had been determined in accordance with the fair value-based method prescribed in SFAS 123.
The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option-pricing model.

The pro forma amount calculated as total compensation expense under SFAS 123 is $632,766 for the 200,000 options granted to directors on October 13, 2003, $1.3 million for the 365,000 options granted on April 26, 2004 and $775,260 for the 300,000 options issued in 2005. Under the accounting provisions of SFAS No. 123, this compensation expense would be recorded over the vesting period of the options (3-4 years).

For purposes of the pro forma calculation under SFAS 123, the fair value of each option grant has been estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions for 2004 and 2005:

Dividend yield                                0%
Risk free rate                                4%
Expected option life (years)                   6
Volatity                                     88%

Under the accounting provisions of SFAS 123, the Company's 2005 and 2004 net income (loss) and net income (loss) per share would have been affected as indicated below:

                                                  2005           2004

Net income (loss):
    Net loss from continuing
    operation as reported                     $(2,018,166)   $(1,402,766)
    Net income from discontinuing operation
    as reported                               $ 3,698,461    $   668,312
                                              -----------    -----------
    Net income (loss) as reported             $ 1,680,295    $  (734,454)
    Compensation expense                         (842,572)      (943,164)
                                              -----------    -----------
    Pro forma net income (loss)               $   837,723    $(1,677,618)
                                              ===========    ===========

Basic and diluted income (loss) per share:
    As reported                               $      0.31    $     (0.15)
    Pro forma                                 $      0.15    $     (0.33)

(p)   Inventory

Inventory, comprised of IT hardware for resale, is carried at the lower of cost or market. Deposits paid by the Company for inventory are recorded as prepayments until the Company takes title to the inventory.

(q)   Recently Issued Accounting Standards

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"). SFAS 123(R) requires an entity to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. SFAS 123(R) is effective for the Company as of January 1, 2006. The Company is currently assessing the impact SFAS 123(R) will have on its financial statements.

In December 2004, the FASB issued SFAS No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). SFAS 151 amends Accounting Research Bulletin No. 43, Chapter 4, "Inventory Pricing" ("ARB 43") to eliminate the "so abnormal" criterion in ARB 43 and requires companies to recognize abnormal freight, handling costs, and amounts of wasted material (spoilage) as current-period charges. Additionally, SFAS 151 clarifies that fixed production overhead cost should be allocated to inventory based on the normal capacity of the production facility. SFAS 151 is effective for inventory costs incurred during annual periods beginning after June 15, 2005. The Company is currently assessing the impact SFAS 151 may have on its financial statements and is not expected to have a material impact on our financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" which replaces Accounting Principles Board Opinions No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." This statement applies to all voluntary changes in accounting principle and changes resulting from adoption of a new accounting pronouncement that does not specify transition requirements. SFAS 154 requires retrospective application to prior periods' financial statements for changes in accounting principle unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle should be recognized in the period of the accounting change. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 with early implementation permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this statement was issued. SFAS 154 is effective for the Company as of January 1, 2006 and is not expected to have a material impact on financial statements.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS 155 resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets." SFAS 155 is effective for the Company for all financial instruments acquired or issued after January 1, 2007 and is not expected to have a material impact on the Company's financial statements.

3.    Cash and cash equivalents

At December 31, 2005, cash of $1.57 million are held in current accounts in the United States.

4.    Property and equipment -

Property and equipment as at December 31, 2005 comprise the following:


                                      2005
                                  -----------
Software                          $   570,318
Service equipment                   1,454,019
Other                                 216,197
                                  -----------
  Total                             2,240,534
  Less accumulated depreciation    (1,168,545)
                                  -----------
                                  $ 1,071,989
                                  ===========

5.    Goodwill and Acquired Intangible Assets

Goodwill and acquired intangible assets as at December 31, 2005 comprise the following:


                                      2005
                                  -----------
Customer contracts                $ 3,494,231
  Less accumulated amortization      (361,931)
                                  -----------
                                  $ 3,132,300
                                  ===========
Goodwill                          $ 8,150,672

Customer contracts

Capitalized customer contracts relate to fixed contracts of Navigator to provide IT oursource services in Hungary. These contracts are being amortized over their remaining life of one to four years from the date of acquisition (October 2005).

Goodwill

Goodwill relates to the following reporting unit under SFAS 142: Navigator.

The Company performs its annual impairment test relating to the goodwill as of December 31 of each year. In the test as of December 31, 2005, the Company compared the fair value of its single reporting unit to their carrying amounts, noted that the fair value was higher than the carrying amount, and therefore no impairment charge was required.


6.    Leases

Capital leases

The Company is committed under various capital leases, which expire over the next one year. The amount of assets held under capital leases included in property and equipment is as follows:


                                            2005
                                          ---------
Leased service equipment, gross value     $ 130,393
                                          ---------

   Total gross book value leased assets     130,393
Less accumulated depreciation              (105,718)
                                          ---------
   Total net book value leased assets     $  24,675
                                          =========

The following is a schedule of future minimum capital lease payments (with initial or remaining lease terms in excess of one year) as of December 31, 2005:


            2006                                                   $     27,042
                                                                   ------------
Total minimum lease payments                                             27,042
Less interest costs                                                      (2,367)
                                                                   ------------
Present value of future minimum lease payments                     $     24,675

Since all obligations under capital leases as of December 31, 2005 fall due within 12 months, lease obligations are included in `Other current liabilities' on the balance sheet.

Operating leases

The Company incurred operational lease expense of $47,700 for the year ended 12/31/05, which related to office rent. The Company has a five-year non-cancelable lease agreement for office premises, which was entered into on December 15, 2005. Remaining minimum rental payments total $1,380,439; $278,408 in each of 2006 and 2007, 2008 and 2009 and $ 266,807 in 2010. The Company did not incur any operating lease expenses in the year ended December 31, 2004.

7. Bank loans and overdraft

On April 6, 2005, the Company entered into a long-term loan agreement with Commerzbank Bank Rt (the "Bank") for HUF 201,250,000 (approximately $942,270 at the December 31, 2005 exchange rate), with an interest rate of three month Budapest Interbank Offered Rate ("BUBOR") +2.5%. Approximately $740,354 was outstanding at December 31, 2005. The loan is repayable in 14 quarterly instalments of HUF 14,375,000 (approximately $67,305) plus quarterly interest starting on May 31, 2005. The shares of the Navigator and Euroweb Hungary were pledged as collateral for this loan, as well as a general lien established on all of the assets of these subsidiaries of Euroweb.

In addition to the long-term loan agreement, the Company also entered into an overdraft facility for unlimited period of time with 30 days termination period with the Bank for HUF 130,000,000 (approximately $608,671) on July 20, 2005. Approximately $325,409 was outstanding at December 31, 2005. The interest rate is BUBOR + 1,5%.

Additionally, on September 1, 2005, the Company entered into a two-month loan facility agreement with the Bank for approximately $140,462 (HUF 30,000,000) to fund working capital. The Company did not have outstanding balances under this agreement as of December 31, 2005. The contract was extended to March 31, 2006. The interest rate is BUBOR + 1,5%.

8. Acquisition

On October 7, 2005, the Company acquired all of the outstanding shares of Navigator Informatika Rt., an IT outsourcing service provider located in Hungary. Consideration paid of $10,760,772 consisted of $8,500,000 in cash and 441,566 shares of Euroweb common stock valued at $1,752,134 excluding registration cost, and $508,638 in transaction costs (consisting primarily of professional fees incurred related to attorneys, accountants and valuation advisors). The results of Navigator have been included in the Company's consolidated financial statements from the date of acquisition.

In accordance with the purchase method of accounting prescribed by SFAS 141, the Company allocated the consideration to the tangible net assets and liabilities and intangible assets acquired, based on their estimated fair values. The excess of the purchase price over the fair value of the identifiable tangible and intangible net assets acquired was assigned to goodwill. In accordance with SFAS No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"), goodwill will not be amortized but will be tested for impairment at least annually.

The following represents the final allocation of the purchase price paid for the Navigator business based on the fair values of the acquired assets and assumed liabilities as of October 7, 2005:

  Trade account receivable, net                                    $  1,057,317
  Prepaid and other current assets                                      664,109
  Property and equipment, net                                         1,115,701
  Trade account payable                                              (1,142,626)
  Other current liabilities and accrued expenses                       (720,414)
  Short term and long term bank loans                                (1,299,142)
                                                                   ------------
  Fair value of Navigator's recorded assets acquired and
  liabilities assumed                                                  (325,055)
  Identified intangible assets - customer contracts                   3,494,231
  Deferred tax liabilities                                             (559,076)
  Excess purchase price over allocation to identifiable
  assets and liabilities (Goodwill)                                   8,150,672
                                                                   ------------

Total consideration                                                $ 10,760,772
                                                                   ============

In determining the value to be ascribed to acquired intangible assets, the Company considered its intention for future use of the assets, analyses of historical financial performance and estimates of future performance of Navigator's services, among other factors. Acquired identifiable intangible assets obtained in the Company's acquisition of Navigator relate to customer contracts, which are being amortized over the estimated useful life of one to four years.

Although the former owners of Navigator received shares of common stock of the Company, each of the former owners of Navigator currently holds less than 10% of the outstanding shares of common stock in the Company. Therefore, they are not considered related parties and business transactions are shown as third party transactions in the accompanying consolidated financial statements of the Company.

The following unaudited pro-forma information presents a summary of consolidated results of operations of the Company for the years ended December 31, 2005 and 2004 as if the acquisition of Navigator had occurred at January 1, 2005 and 2004, respectively.

------------------------------------ ---------------------------- -----------------------------
                                          December 31, 2005            December 31, 2004
------------------------------------ ---------------------------- -----------------------------
Revenues                                      7,638,924                    4,094,158
------------------------------------ ---------------------------- -----------------------------
Net loss                                       973,004                     (1,992,225)
------------------------------------ ---------------------------- -----------------------------
Net loss per share                             $(0.18)                       $(0.39)
------------------------------------ ---------------------------- -----------------------------

The above unaudited pro forma summarized results of operations are intended for informational purposes only and, in the opinion of management, are neither indicative of the financial position or results of operations of the Company had the acquisition actually taken place as of January 1, 2005 or 2004, nor indicative of the Company's future results of operations. The above unaudited pro forma summarized results of operations do not include potential cost savings from operating efficiencies that may result from the Company's acquisition of Navigator.


9. Dispositions

Completed sale of Euroweb Czech Republic and Euroweb Slovakia
On December 16, 2004, the Company sold all of its shares in its wholly-owned subsidiary, Euroweb Czech Republic for cash of $500,000. As a part of the transaction, the Company forgave $400,000 of loans receivable from Euroweb Czech Republic. On April 15, 2005, the Company sold Euroweb Slovakia for cash of $2,700,000.

Proposed sale of Euroweb Hungary and Euroweb Romania
On December 15, 2005, the Board of Directors of the Company decided to sell its interest its wholly-owned subsidiaries in Euroweb Hungary and Euroweb Romania. On December 19, 2005, the Company entered into a share purchase agreement with Invitel Tavkozlesi Szolgaltato Rt., a Hungarian joint stock company, to sell Euroweb Hungary and Euroweb Romania, subject to various conditions including, but not limited to, shareholders' approval.

The Company believes that the sale of Euroweb Czech Republic and Euroweb Slovakia and the proposed sale of Euroweb Hungary and Euroweb Romania meet the criteria for presentation as a discontinued operation under the provisions of "SFAS 144", therefore amounts relating to Euroweb Czech Republic, Euroweb Slovakia, Euroweb Hungary and Euroweb Romania have been reclassified as discontinued operations for all periods presented.

The following table shows the details of result of discontinued operation per reporting units as follows:

                                                                 2005        2004
                                                              ----------------------
Gain from discontinued Czech operations (including 2004 gain
on disposal of $409,314), net of tax                          $     --    $  364,722
Gain from discontinued Slovakian operations (including the
2005 gain on disposal of $1,701,200), net of tax               1,733,470     313,764
Income (loss) from discontinued Hungarian operations             637,256     (34,273)
Income from discontinued Romanian operations                   1,327,735      24,099
                                                              ----------  ----------
Income from dicountinued operations                           $3,698,461  $  668,312

The following information is a summary of selected items from Euroweb Hungary's consolidated balance sheet as at December 31, 2005:

Description                                                                                  2005
-------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                             $ 1,578,129
Trade account receivable, net                                                           2,529,553
Prepaid, unbilled receivable and other current assets                                   1,010,706
Assets of discontinued operation                                                       11,413,521
Property and equipment, net                                                             3,424,237
Trade account payable                                                                 (2,213,058)
Other current liabilities, deferred revenue and accrued expenses                      (2,147,249)
Liabilities of discontinued operation                                                 (3,130,274)
Intercompany loans                                                                    (3,541,750)
Short term and long term bank and Pantel related loans                                (6,882,160)
-------------------------------------------------------------------------------------------------
Net assets                                                                            $ 2,041,655

The following information is a summary of selected items from Euroweb Romania's balance sheet as at December 31, 2005:

Description                                                                                  2005
-------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                             $   168,096
Trade account receivable, net                                                             963,855
Prepaid, unbilled receivable and other current assets                                     480,558
Property and equipment, net                                                             3,445,460
Trade account payable                                                                   (957,593)
Other current liabilities, deferred revenue and accrued expenses                      (1,493,474)
Intercompany loans                                                                      (400,000)
Long term portion of capital lease obligation                                           (102,130)
-------------------------------------------------------------------------------------------------
Net assets                                                                            $ 2,104,772


10. Income taxes

The loss from continuing operations before income taxes by tax jurisdiction for the years ended December 31, 2005 and 2004 was as follows:

                                                       2005            2004
                                                   ------------    ------------
Loss from continuing operations
before income taxes:
  Domestic                                         $ (1,703,466)   $ (1,402,766)
  Foreign                                              (372,608)           --
                                                   ------------    ------------
Total                                              $ (2,076,074)   $ (1,402,766)
                                                   ============    ============

There was no current income tax expense from continuing operations in 2005 and 2004. A deferred tax benefit of $57,908 was recognized in 2005. There was no deferred tax expense or benefit recognized in 2004.

The provision (benefit) for income taxes allocated to continuing operations is comprised of the following:

                                              Year Ended December 31,
                                                 2005          2004
------------------------------------------------------------------------
Current federal                             $       --     $       --
Current foreign                                     --             --
Deferred federal                                    --             --
Deferred foreign                                 (57,908)          --
                                            ------------   -----------
Provision for income tax expense (benefit)  $    (57,908)         $--

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income tax before provision for income taxes.

The difference between the total expected tax expense (benefit) and tax expense allocated to continuing operations for the years ended December 31, 2005 and 2004 is accounted for as follows:

                                                     2005                      2004
                                              Amount         %         Amount         %
                                           ------------   ------    ------------   ------
Computed expected tax
  Expense/(Benefit)                        $   (705,865)  (34.00)   $   (476,940)  (34.00)

  Foreign Tax Rate Differential                  67,069     3.23            --       --

  Foreign Income not subject to tax              (4,798)   (0.23)              0        0

  Equity adjustment on sale of subsidiary    (1,688,478)  (81.33)       (747,202)  (53.26)

Change in Valuation Allowance                 2,274,164   109.54       1,224,142    87.26
                                           ------------   ------    ------------   ------
Total expense/(benefit)                    $    (57,908)   (2.79%)  $        --        --%
                                           ============   ======    ============   ======

Deferred Tax Assets and Liabilities

Upon the acquisition of Navigator, the Company recognized a net Deferred Tax Liability of $559,076 related to the excess of fair value of net assets over carrying values. As most of the excess relates to the recognition of customer contracts (Note 5), which is being amortized over a period of 1-4 years from acquisition, the Deferred Tax Liability is being reduced proportionately. $57,908 was recognized as a benefit in 2005.

The statutory corporate tax rate in Hungary was 16% as of December 31, 2004. Navigator has no tax net operating loss carryforwards from prior years.

                                                       2005             2004
                                                   ------------    ------------
Deferred Tax Assets:
  Net Operating Loss Carryovers                    $  4,331,534    $  3,665,214
  Capital Loss Carryovers                             1,823,704         713,634
                                                   ------------    ------------
Gross Deferred Tax Assets                             6,155,238       4,378,848
Valuation Allowance                                  (6,155,238)     (4,378,848)
                                                   ------------    ------------
Net Deferred Tax Assets                            $       --      $       --
                                                   ============    ============

For U.S. Federal income tax purposes, the Company has unused net operating loss carryforwards at December 31, 2005 of approximately $12.8 million available to offset future taxable income. From the $12.8 million of losses, $1.2 million expire in various years from 2008-2010, $1.6 million expires in 2011, and the remaining $10 million expire in various years from 2016 through 2025. In addition, the Company has a capital loss carryover for US income tax purposes of approximately $5.4 million. $2.1 million of the loss is from 2004 and will expire after 2009. The remainder of the capital loss, $3.3 million, will expire after 2010. The Tax Acts of some jurisdictions contain provisions which may limit the net operating loss and capital loss carryforwards available to be used in any given year if certain events occur, including significant changes in ownership interests. The Company has not assessed the impact of these provisions on the availability of Company loss carryovers since the deferred tax assets are fully offset by the valuation allowance.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences and tax loss carryforwards become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes that it is more likely than the Company will not realize the benefit of these deductible differences, net of existing valuation allowances at December 31, 2005.

Undistributed earnings of the Company's foreign subsidiaries are currently not material. Those earnings are considered to be indefinitely reinvested; accordingly, no provision for US federal and state income tax has been provided thereon. Upon repatriation of those earnings, in the form of dividends or otherwise, the Company would be subject to both US income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable due to the complexities associated with its hypothetical calculation.


11. Stockholders' Equity

On March 22, 2005, the Company granted an aggregate of 200,000 options to two of its directors. The stock options granted to the directors on March 22, 2005 vest at the rate of 25,000 on each September 22 of 2005, 2006, 2007 and 2008. The exercise price of the options was $3.40, which is equal to the market price on the date the grants were made.

On June 2, 2005, the Company granted 100,000 options to a director of the Company, which vest at the rate of 25,000 on each December 2 of 2005, 2006, 2007, and 2008. The exercise price of the options was $4.05, which was equal to the market price on the date the grants were made.

The President of the Company is eligible to receive an annual compensation of $250,000 starting from April 15, 2005 for a period of two years, which is payable in Euroweb shares of common stock. The number of shares to be paid is calculated based on the average closing price 10 days prior to April 15 of each year starting from April 15, 2005. The number of shares for the year ended April 14, 2006 is 82,781. In January 2006, the Company issued 58,968 shares of common stock out of the total 82,781 covering the service period from April 15, 2005 to December 31, 2005.

On June 7, 2005, the Company granted 100,000 warrants to a consulting company as compensation for investor relations services at exercise prices as follows:
40,000 warrants at $3.50 per share, 20,000 warrants at $4.25 per share, 20,000 warrants at $4.75 per share and 20,000 warrants at $5 per shares. The warrants have a term of five years and tranches vest at a rate of a total 8,333 warrants per month over a one year period from the lowest to the highest warrant price. In February 2006, the Company has terminated the contract with the consultant. The total number of warrants granted under this agreement is reduced time-proportonially to 83,330 based on the time in service by the consultant. The reduction related to the warrants at $5 per shares. The warrants are being expensed over the performance period of one year. Compensation expense for the year ended December 31, 2005 was $141,410.

There are no other warrants outstanding or expired in 2005.

In connection with the acquisition of Navigator Informatika Rt (Note 1), the Company issued 441,566 shares of common stock.


12. Commitments and Contingencies

(a) Employment Agreements

The Company entered into a six-year agreement with its Chief Executive Officer, Csaba Toro on October 18, 1999, which commenced January 1, 2000, and provided for an annual compensation of $96,000. The agreement was amended in 2004 and 2005. The amended agreement provides for an annual salary of $200,000 and a bonus of up to $150,000 in 2006, 2007 and 2008, as well as an annual car allowance of $30,000 for the same period.

      The Company has entered into a two-year employment agreement with Moshe Schnapp as President and Director of the Company starting from April 15, 2005, which grants an annual compensation of $250,000 to be paid in the form of Euroweb shares of common stock. The number of shares to be received by Mr. Schnapp is calculated based on the average closing price 10 days prior to the commencement of each employment year. For the year ended April 14, 2006, Mr. Schnapp will receive 82,781 Euroweb shares of common stock.

(b) Lease agreements

The Company's subsidiaries have entered into various capital leases for vehicles and internet equipment, as well as non-cancelable agreements for office premises. Refer to Note 6 (Leases).

(c) Legal Proceedings

There are no known significant legal procedures that have been filed and are outstanding against the Company.

(d) Elender Rt. acquisition

On June 9, 2004 the Company acquired all of the outstanding shares of Elender Rt. ("Elender") for $6,500,000 in cash and 677,201 of the Company's shares of common stock. Under the terms of agreement, the Company has placed 248,111 unregistered shares of common stock, newly issued and in the name of the Company, with an escrow agent as security for approximately $1.5 million loans payable to former shareholders of Elender. The shares will be returned to the Company from escrow once the outstanding loans have been fully repaid. However, if there is a default on the outstanding loan, then the shares will be issued to the other party and the Company is then obliged to register the shares. As of December 31, 2005, the Company had repaid all of the loans that were outstanding. In January 2006, the Company acquired and subsequently cancelled the shares that were put into escrow.

Pursuant to the registration rights agreement signed on June 1, 2004 with the sellers of Elender, if the shares of the Company's common stock issued to the sellers were not registered within 120 days of Closing (closing was on June 9, 2004) for reasons attributable to the Company, a penalty of $2,000 per day is payable until the shares are registered. The Company made a provision of $170,000 to accrue for potential penalties under this clause as of December 31, 2004. In 2005, the Company received a waiver from the sellers. Therefore the penalty was reversed.

In case of disposal of Euroweb Hungary and Euroweb Romania, the Company will have to reregister the shares issued in connection with the acquisition of Elender. In case of late filing of this registration statement may result penalty payment obligation.

(e) Navigator acquisition

The Company entered into a registration rights agreement dated July 21, 2005, whereby it has agreed to file a registration statement registering the 441,566 shares of Euroweb common stock issued in connection with the acquisition within 75 days of the closing of the transaction and have such registration statement declared effective within 150 days from the filing thereof. In the event that Euroweb fails to meet its obligations to register the shares it may be required to pay a penalty equal to 1% of the value of the Shares per month. The Company has obtained a written waiver from the seller stating that the seller will not raise any claims in connection with the filing of registration statement until May 30, 2006.

(f) Euroweb Hungary Rt. purchase guarantee

In February 2004, the Company purchased the remaining 51% of Euroweb Hungary from Pantel. The consideration paid by the Company for the 51% interest consisted of EUR 1,650,000 ($2,105,000) in cash, and a purchase commitment that Euroweb Hungary will purchase at least HUF 600 million (approximately $3 million) worth of services from Pantel in each year from 2004 to 2006. In the event that Euroweb Hungary and its subsidiaries do not satisfy this commitment, Pantel may charge a penalty equal to 25% of the commitment amount less any services purchased. Purchases in 2004 and 2005 exceeded this amount. If Euroweb Hungary is successfully sold to Invitel, any claim arising from this commitment will from that date be payable by Invitel.

(g) Indemnities provided upon sale of subsidiaries

On April 15, 2005, the Company sold Euroweb Slovakia. According to the securities purchase contract (the "Contract"), the Company will indemnify the buyer for all damages incurred by the buyer as the result of seller's breach of certain representations, warranties or obligations as set in the Contract up to an aggregate amount of $540,000. The buyer shall not be entitled to make any claim under the Contract after the fourth anniversary of the date of the Contract. No claims have been made to date. The Company has accrued $35,000 as the estimated fair value of this indemnity.

(h) Potentional penalty of EUR 400,000

If by the date which is 120 days after the signing of the share purchase agreement on December 19, 2005 about the disposition of Euroweb Hungary and Euroweb Romania to Invitel, the Company either fails to comply with the provisions of the share purchase agreement, or the Stockholders Meeting of the Company fails to approve the transaction as set forth in the agreement, then the Company shall on demand reimburse to Invitel all costs, expenses and fees (including without limit financial and technical advisors and attorneys fees) in relation to the investigation, and negotiation of the Transaction, and all associated and connected matters up to the maximum amount of EUR 400,000

(i) Purchase obligation of 85% ownership of Navigator

On or before the date of closing of the sale of Euroweb Hungary and Euroweb Romania to Invitel, Euroweb International will purchase 85% ownership of Navigator representing a purchase obligation in a value of $6,000,000 in cash. At the date of closing at the latest, Euroweb Hungary has to settle all of its bank loans including the $6,000,000 Commerzbank loan obtained for the acquisition of Navigator.

13. Stock Option Plan and Employee Options

a) Stock option plans

The Company's Stock Option Plan expired in 2003, although unexpired options issued under this plan were exercisable until expiry. At December 31, 2004, options for 63,000 common stock were outstanding and exercisable by the Chief Executive Officer under the Stock Option Plan, which expired on April 2, 2005. No options remained outstanding as of December 31, 2005.

In 2004, the Board of Directors established the "2004 Incentive Plan" or "the Plan", with an aggregate of 800,000 shares of common stock authorized for issuance under the Plan. The Plan provides that incentive and nonqualified options may be granted to key employees, officers, directors and consultants of the Company for the purpose of providing an incentive to those persons. The Plan may be administered by either the Board of Directors or a committee of two directors appointed by the Board of Directors (the "Committee"). The Board of Directors or Committee determines, among other things, the persons to whom stock options are granted, the number of shares subject to each option, the date or dates upon which each option may be exercised and the exercise price per share.

Options granted under the Plan are generally exercisable for a period of up to ten years from the date of grant. Incentive options granted to stockholder's that hold in excess of 10% of the total combined voting power or value of all classes of stock of the Company must have an exercise price of not less than 110% of the fair market value of the underlying stock on the date of the grant. The Company will not grant a nonqualified option with an exercise price less than 85% of the fair market value of the underlying common stock on the date of the grant.

On April 26, 2004 under the Plan, the Company granted 125,000 options to the Chief Executive Officer and an additional 195,000 options to five employees and 45,000 options to two consultants of the Company. All of these options have an exercise price equal to the market price on day of grant ($4.78), vest over a period of between three and four years and relate to future services to be performed. As the Company follows APB 25 with respect to accounting for grants made to employees, no compensation expense was recorded for these options. The total compensation expense for their options granted to the two consultants is $162,000, which is being expensed over the vesting period of three years.

In March 2005, one of the Directors has resigned and his 100,000 options expired unexercised.

The President and a Director of the Company is eligible to receive an annual compensation of $250,000 starting from April 15, 2005, which is payable in shares of Euroweb common stock. The number of shares to be paid is calculated based on the average closing price 10 days prior to each employment year. The number of shares for the year ended April 14, 2006 is 82,781. Compensation expense for the year ended December 31, 2005 was $177,083 (2004: $-). On January 5, 2006, 58,968 shares has been issued from the total of 82,781 shares covering the period from April 15, 2005 to December 31, 2005.

(b) Other Options

The Company has issued options pursuant to employment agreements. As of December 31, 2004 fully vested options are outstanding and exercisable for 63,000 shares pursuant to the employment agreement with the Chief Executive Officer. The options were granted on April 2, 1999 (with exercise price equal to stock price at date of grant) and expired unexercised on April 2, 2005. The options were exercisable at $10.00 per share.

On October 13 2003, the Company granted two Directors 100,000 options each, at an exercise price (equal to the fair value on that day) of $4.21 per share, with 25,000 options vesting on each April 13, 2004, 2005, 2006 and 2007. There were 100,000 options outstanding as of December 31, 2005.

The following table summarizes the total number of shares for which options have been issued (Stock Option Plan, 2004 Incentive Plan, Employment Agreements and grants to Directors) and are outstanding:

                                               2005                  2004
                                        -------------------   ------------------
                                                   Weighted             Weighted
                                                   average              average
                                                   exercise             exercise
                                        Options     Price    Options     Price
                                        --------   --------  --------   --------
Outstanding, January 1,                  654,000   $   5.33   309,000   $   5.95
Granted                                  300,000       3.62   365,000       4.78
Cancelled                                   --         --        --         --
Expired                                 (249,000)      6.47   (20,000)      5.00
                                        --------   --------  --------   --------
Outstanding, December 31,                705,000       4.20   654,000       5.33
                                        ========   ========  ========   ========

195,000 options under the 2004 Incentive Plan are outstanding and exercisable as of December 31, 2005.

No options were exercised in 2005 and 2004.


      The following table summarizes information about shares subject to outstanding options as of December 31, 2005 which were issued to current or former employees, consultants or directors pursuant to the 2004 Incentive Plan and grants to Directors:

                         Options Outstanding                       Options Exercisable
                   -----------------------------------------------------------------------------------
                      Range of        Weighted-         Weighted-          Number         Weighted-
     Number        ---------------     Average       verage Remaining                      Average
   Outstanding     Exercise Prices  Exercise Price  A Life in Years     Exercisable    Exercise Price
------------------------------------------------------------------------------------------------------
           100,000           $4.21            $4.21              3.76           50,000           $4.21
           305,000           $4.78            $4.78              4.31          182,500           $4.78
           200,000           $3.40            $3.40              5.22           50,000           $3.40
           100,000           $4.05            $4.05              5.42           25,000           $4.05
------------------
           705,000     $3.40-$4.78            $4.20              4.46          307,500           $4.40
==================

14. Segment information

The Company's operations fall into one industry segment: providing IT outsource services to business customers. The Company manages its operations, and accordingly determines its operating segments, on a geographic basis. Consequently, the Company has one operating segments: Hungary. The performance of geographic operating segments is monitored based on net income or loss from continuing operations (after income taxes, interest, and foreign exchange gains/losses). The accounting policies of the segments are the same as those described in the summary of accounting policies in Note 2. There are no intersegment sales revenues.

The following tables summarize financial information by geographic segment for the year ended December 31, 2005 and 2004:

Geographic information for 2005
                                          Hungary      Corporate        Total
Total revenues                          $ 1,964,998          --     $ 1,964,998

Depreciation                                147,547          --         147,547
Intangible amortization
(customer contract)                         361,931          --         361,931

Interest income                               2,512          --           2,512
Interest expense                            (38,240)         --         (38,240)
Net interest (expense)
income                                      (35,728)         --         (35,728)

Income tax - current                           --            --            --
Income tax - deferred                        57,908          --          57,908
Net loss from continuing operations     $  (314,700)  $(1,703,466)   (2,018,166)

Fixed assets, net                         1,071,989          --       1,071,989
Fixed asset additions                       103,835          --         103,835
Goodwill                                  8,150,672     8,150,672


Geographic information for 2004

                                                      Corporate        Total

Total revenues                                            --               --

Depreciation                                             2,048            2,048
Intangible impairment                                     --               --
Goodwill impairment                                       --               --

Interest income                                         49,154           49,154
Interest expense                                          --               --
Net interest (expense)
income                                                  49,154           49,154

Income tax                                                --               --
Net loss from continuing operation                  (1,402,766)      (1,402,766)

Fixed assets, net                                         --               --
Fixed asset additions                                    2,048            2,048
Goodwill                                                  --               --

Goodwill and related impairment amounts are recorded in the books of the Corporate entity and allocated to reporting units.

15. Related party transactions

KPN owned approximately 43.54% (December 31, 2005: 35.20%) of the outstanding shares of Euroweb common stock as of December 31, 2004, and a majority interest in Pantel. On February 28, 2005, KPN sold its 75.1% interest in Pantel to Hungarian Telephone and Cable Corp. Therefore, Pantel is no longer considered a related party of the Company effective March 1, 2005. There were no material related party transactions in continouing operation in 2005 and 2004.

16. Subsequent events

(a) Issuance of shares

In January 2006, the Company issued 58,968 shares of common stock out of the total 82,781 covering the service period between April 15, 2005 to December 31, 2005.

(b) Termination of Consultant contract

In February 2006, the Company terminated its contract with a consultant providing investor relation services. The warrants granted under the contract are reduced time-proportionally to 83,330, based on the time in service by the consultant.

(c) Cancellation of shares put into escrow

In January 2006, the Company acquired and cancelled the shares that were put into escrow.

                                    EXHIBIT C


                        Euroweb Internet Szolgaltato Rt.

                         Unaudited Financial Statements

                   As of December 31, 2005 and the years ended


                               TABLE OF CONTENTS

                                                                            Page


Financial Statements:


      Unaudited Consolidated Balance Sheet as at
      December 31, 2005 ....................................................   2

      Unaudited Consolidated Statements of Operations
      for the years ended
      December 31, 2005 and 2004 ...........................................   3

      Unaudited Consolidated Statements of
      Changes in Shareholders' Equity/(Deficit)
      for the years ended December 31, 2005 and 2004 .......................   4

      Unaudited Consolidated Statements of Cash Flows for
      the years ended December 31, 2005 and 2004 ............................  5
      Notes to the Unaudited

      Consolidated Financial Statements .................................... 6-1

                        Euroweb Internet Szolgaltato Rt.
                      Unaudited Consolidated Balance Sheet
                             as of December 31, 2005
                                     In USD

                                                                       2005
                                                                   ------------
ASSETS
  Current assets:
    Cash and cash equivalents                                      $  1,578,129
    Trade accounts receivable, less allowance
    for doubtful accounts of $566,776  (note 3)                       2,529,553
    Unbilled receivable                                                 738,182
    Prepaid and other current assets (note 4)                           272,524
                                                                   ------------
        Total current assets of continuing operations                 5,118,388
    Total assets of discontinued operations (note 15)
                                                                     11,413,521
        Total current asset                                          16,531,909

  Property and equipment, net (note 5)                                3,424,237
                                                                   ------------

       Total assets                                                $ 19,956,146
                                                                   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
    Trade accounts payable                                         $  2,213,058
    Short term portion of long term bank loan payable (note 7)        1,277,236
    Short term portion of Pantel loan payable (note 8)                  458,844
    Other current liabilities (note 10)                                 304,268
    Accrued expenses                                                  1,476,683
    Deferred revenue                                                    366,298
                                                                   ------------
          Total current liabilities of continuing operations          6,096,387
    Total liabilities of discontinued operations (note 15)
                                                                      3,130,274
                                                                   ------------
          Total current liabilities                                   9,226,661

    Long term related party loan (note 9)                             3,541,750
    Long term bank loan payable (note 7)                              5,146,080

                                                                   ------------
       Total liabilities                                             17,914,491
                                                                   ------------

   Commitments and contingencies (note 12)

   Shareholders' equity
   Common stock, USD 4.85695 par value 20,000 shares
    authorized, issued and                                               97,139
   outstanding as of December 31, 2005)
   Additional paid in capital                                         1,276,933
   Accumulated deficit                                                1,124,013
   Accumulated other comprehensive loss                                (456,430)
                                                                   ------------
      Total shareholders' equity                                      2,041,655
                                                                   ------------


      Total liabilities and shareholders' equity                   $ 19,956,146
                                                                   ============


     See accompanying notes to unaudited consolidated financial statements.

                        Euroweb Internet Szolgaltato Rt.
                 Unaudited Consolidated Statements of Operations for the Years Ended December 31, 2005 and 2004
                                     In USD

                                                       2005           2004
                                                  ------------    ------------
Total revenue                                     $ 26,193,195    $ 19,150,985

  Cost of  revenue (exclusive of depreciation
  and amortization shown separately below           16,328,703      10,973,256


Operating expenses

    Personnel expenses                               1,926,180       1,792,637
    Consulting, professional and directors fees      1,766,366       1,854,142
    Other selling, general and administrative
    expenses
                                                     2,356,291       2,800,468
    Depreciation and amortization                    1,688,371       1,107,278
                                                  ------------    ------------
Total operating expenses                             7,737,208       7,554,525

Income (loss) from operations                        2,127,284         623,204

Other income/(expense)
Gain from sale of subsidiary                                --          28,751
Foreign exchange gain (loss), net                       (6,775)         11,546
Interest income                                         38,090          81,272
Interest expense                                      (474,941)       (454,370)
                                                  ------------    ------------
Total other income/(expense)                          (443,626)       (332,801)
                                                  ------------    ------------

Income before income taxes                           1,683,658         290,403
Income taxes                                                --              --
                                                  ------------    ------------

Net income from continuing operations                1,683,658         290,403
                                                  ============    ============

Income from discontinued operations
                                                        29,977              --

Net income                                        $  1,713,635    $    290,403
                                                  ============    ============

Other comprehensive income (loss)                     (294,038)         69,239

Comprehesive income                               $  1,419,597    $    359,642
                                                  ------------    ------------

Net income per share, basic and diluted           $      85.68    $      14.52
Weighted number of shares outstanding                   20,000          20,000


   See accompanying notes to the unaudited consolidated financial statements.

                        Euroweb Internet Szolgaltato Rt.
  Unaudited Consolidated Statements of Changes in Shareholders' Equity/Deficit
                     Years Ended December 31, 2005 and 2004
                        In USD (except number of shares)


                           Common Stock               Additional       Accumulated        Other       Shareholders'
                      Shares*          Amount       paid in capital      Deficit      Comprehensive      (Deficit)
                                                                                         Income         /Equity
                      -----------    -----------    ---------------    -----------    -------------    -----------
January 1, 2004               760        406,110            387,202       (880,025)        (231,631)      (318,344)
                      ===========    ===========    ===============    ===========    =============    ===========
Cancellation of              (760)      (406,110)           406,110             --               --             --
common stock
Issuance of common
stock                      20,000         97,139            (97,139)            --               --             --
Additional paid in             --             --            580,760             --          580,760
capital due to
Elender acquisition
Foreign currency
translation gain               --             --                 --             --           69,239         69,239
Net income                     --             --                 --        290,403               --        290,403
                      -----------    -----------    ---------------    -----------    -------------    -----------
December 31, 2004          20,000    $    97,139    $     1,276,933    $  (589,622)   $    (162,392)   $   622,058
                      ===========    ===========    ===============    ===========    =============    ===========
Foreign currency               --             --                 --             --         (294,038)      (294,038)
translation loss
Net income                     --             --                 --      1,713,635               --      1,713,635
                      -----------    -----------    ---------------    -----------    -------------    -----------
December 31, 2005          20,000    $    97,139    $     1,276,933    $ 1,124,013    $    (456,430)   $ 2,041,655
                      ===========    ===========    ===============    ===========    =============    ===========

* number of shares



      See accompanying notes to unaudited consolidated financial statements.

                        Euroweb Internet Szolgaltato Rt.
                            Statements of Cash Flows
                      Year Ended December 31, 2005 and 2004
                                     In USD

                                                                         2005            2004
                                                                     -----------    -----------
Net income                                                           $ 1,713,635    $   290,403
Adjustments to reconcile net income to net cash used
   in operating activities:
Depreciation and amortization                                          1,688,371      1,107,278
Increase in allowance for doubtful receivables                            35,040        308,675
Changes in assets and liabilities:
   (Increase) decrease in trade accounts receivable                      967,334        (91,616)
   (Increase) decrease in unbilled receivable, prepaid
   and othercurrent assets                                               632,329        316,514
   Increase (decrease) in trade accounts payable,
   accrued expenses and other current liabilities                     (1,601,377)       149,039
   Adjustment relating to discontinued operation                         340,406             --
   Decrease (increase ) in deferred revenue                             (166,793)        20,655
                                                                     -----------    -----------
Net cash provided by operating activities                              3,608,948      2,100,948

Cash flows from investing activities:
Acquisition of Navigator Informatika Rt                               (8,500,000)            --
Capital expenditure on discontinued operation                           (103,835)
Purchase of property and equipment                                      (594,880)      (639,691)
                                                                     -----------    -----------
Net cash used in investing activities                                 (9,198,715)      (639,691)

Cash flows from financing activities:
Repayments on notes payable                                             (728,770)      (807,447)
Repayments on Pantel loan payable                                       (491,428)      (249,597)
Repayments on bank loan                                                 (289,990)
                                                                                       (678,906)
Receipt of bank loan                                                   6,000,000             --
Receipt of intercompany loan                                           2,500,000             --
Adjustment relating to discontinued operation                           (233,379)
Principal payment under capital lease obligations                       (167,130)      (385,445)
                                                                     -----------    -----------
Net cash provided by (used in) financing activities                    6,589,303     (2,121,395)

Effect of exchange rate changes on cash and cash equivalents              47,544         89,206

Increase (decrease) in cash and cash equivalents                       1,047,080
                                                                                       (570,932)
Cash and cash equivalents, beginning of year                             531,049      1,101,981
                                                                     -----------    -----------
Cash and cash equivalents, end of year                               $ 1,578,129    $   531,049
                                                                     ===========    ===========

Supplemental disclosures and non-cash financing transactions:

Cash paid for income taxes                                           $        --    $        --
Cash paid for interest                                               $   461,124    $   247,617

     See accompanying notes to unaudited consolidated financial statements.

            Notes to the unaudited consolidated financial statements


1. Organization and Business

On January 2, 1997, Euroweb International Corporation acquired all of the outstanding stock of three Hungarian Internet Service Providers and merged these companies into a new Hungarian entity, Euroweb Internet Szolgaltato Rt. ("the Company" or "Euroweb Hungary").

On November 22, 1998, Euroweb International Corporation sold 51% of the outstanding shares of the Company to Pantel Rt. (,,Pantel").

In March 2002, Euroweb Hungary acquired 100% of Freestart Kft. ("Freestart"), a dial-up focused Internet Service Provider.

On February 12, 2004, Euroweb International Corporation entered into a Share Purchase Agreement to re-acquire Pantel's 51% interest in Euroweb Hungary. Since the acquisition was made from an entity under common control (both Pantel and Euroweb International Corporation were majority owned by KPN Telecom B.V. (,,KPN") at the time of acquisition in February 2004), the transaction was accounted for by Euroweb International Corporation in a manner similar to a pooling-of-interests in accordance with generally accepted accounting principles in the United States of America, with all prior periods being restated as if the entities were combined for all periods.

On June 9, 2004, the Euroweb International Corporation acquired all of the outstanding shares of Elender Rt. ("Elender"), an Internet Service Provider located in Hungary. In November 2004, Euroweb Hungary merged with Elender in a transaction under the common control of Euroweb International Corporation. The results of Elender have been included in the Company's financial statements from the date of acquisition by Euroweb International Corporation.

In August 2005, Freestart merged with the Company in a transaction under the common control of Euroweb International Corporation. The results of Freestart have been included in the Company's financial statements from the date of acquisition by Euroweb International Corporation.

On October 7, 2005, the Company purchased 85% of the outstanding shares of common stock of Navigator Informatika Rt. (,,Navigator") from Marivaux Investments Limited for $8.5 million cash. The transaction was financed with a $6,000,000 loan from Commerzbank Hungary Rt. and a $2,500,000 loan from Euroweb International Corporation.

On December 19, 2005, Euroweb International Corporation entered into a Share Purchase Agreement (the "Agreement") with Invitel Tavkozlesi Szolgaltato Rt., a Hungarian joint stock company ("Invitel"). Pursuant to the Agreement, Euroweb International Corporation has agreed to sell and, Invitel has agreed to purchase, 100% of the interest of Euroweb International Corporation in the its two internet- and telecom-related operating subsidiaries, the Company and Euroweb Romania S.A (collectively, the "Subsidiaries").

            Notes to the unaudited consolidated financial statements

The purchase price to be paid to Euroweb International Corporation is $30,000,000 in cash, of which $29,400,000 is payable at closing and the remaining $600,000 is payable upon delivery of a certificate prepared by an independent auditor identifying the net indebtedness of the Subsidiaries, which are required to be debt free. The purchase price is to be reduced by the amount of any debt held in the Subsidiaries. The closing of the sale of the Subsidiaries, of which Euroweb International Corporation and the Company cannot provide any guarantee, is expected to occur within seven business days of receipt of approval of the competition office in Hungary and approval of the shareholders of Euroweb International Corporation, provided that such date is no later than June 30, 2006. Euroweb International Corporation is required to take all required action to convene a meeting to vote on and approve the Agreement.

The Company operates in one industry and geographic segment, providing Internet access and additional value added services primarily to business customers.

Euroweb Hungary also provides free-of charge dial-up services through its subsidiary Freestart. Freestart is entitled to receive a certain proportion of the telecom revenues on the internet related telephone calls from the Hungarian telecommunication companies.

Euroweb Hungary used its infrastructure to introduce voice over internet protocol services at the end of 2001 under the brand name of Neophone. The majority of revenues from this service derive from phone cards sold to individuals, while these services are also available over leased telephone lines to businesses.

From 2005, two new voice products were introduced:

Neophone Deal is offered to small- and medium-sized companies and is a carrier pre-selection product. The subscriber keeps its existing phone number and remains the client of the previous telecommunication company; however outgoing calls initiated by the customer will go through the Company's voice network, leaving out the previous telecommunication company. The outgoing traffic is invoiced by Euroweb Hungary with discounted prices compared to the rates of the incumbent telecom operator.

Neophone-X provides a voice service by making use of users' personal computers and the Internet instead of the traditional phone network. During computer-based phone calls, voice is transmitted in digital data packages and transformed into human voice again at the receiving party.

2. Summary of Significant Accounting Policies

     Accounting Principles

         The unaudited financial statements and accompanying notes have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

      Notes to the unaudited consolidated financial statements

      Basis of presentation

      The financial statements comprise the consolidated accounts of Euroweb Hungary, Freestart, Elender and Navigator. The results of Elender, Freestart and Navigator have been included in the Company's financial statements from the date of acquisition by Euroweb International Corporation.

      All material intercompany balances and transactions have been eliminated.

      Use of estimates

      The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Business segment reporting

      Management has determined that the Company operates in one industry segment, providing Internet access and additional value added services to business customers and individuals. All of the Company's revenues are derived from the provision of such services.

      Fair value of financial instruments

      The carrying values of cash equivalents, notes and loans receivable, accounts payable, loans payable and accrued expenses approximate their fair values.

      The estimated fair value of the Company's debt at December 31, 2005 was $3,573,000, which differs from the carrying amount of $3,541,750 included in the balance sheet as long-term intercompany loan. The difference is calculated on the $2,500,000 interest free loan with a 6% annual interest rate as market price.

      Cash and cash equivalents

      Cash and cash equivalents include cash at bank and short-term deposits with maturities of three months or less at the date of purchase.

      Property and equipment

            Property and equipment are stated at cost less accumulated depreciation. Equipment purchased under capital leases is stated at the lower of fair value and the present value of minimum lease payments at the inception of the lease or fair value, whichever is lower, less accumulated depreciation.

            Notes to the unaudited consolidated financial statements

      The Company provides for depreciation of property and equipment using the straight-line method over the following estimated useful lives:

      Software and other intangibles                       3-5 years
      Computer equipment                                     3 years
      Other furniture equipment and fixtures               3-5 years
      Vehicles                                               5 years

      Leased assets are depreciated using a straight-line method over the lesser of the estimated useful life of the leased asset and the lease term.

      Recurring maintenance on property and equipment is expensed as incurred.

      Long-lived assets

      In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company periodically reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of those assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis.

      Revenue recognition

      The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition in Financial Statements," which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB No. 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies.

      The Company recognizes revenue related to its billable services when (i) persuasive evidence of an arrangement exists, (ii) services have been rendered,
(iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured. Generally, these criteria are met monthly as the Company's service is provided on a month-to-month basis and collection for the service is generally made within 30 days of the service being provided.

      When the Company's subscribers pay in advance for services, revenue is recognized ratably over the period in which the related services are provided. Advance payments from users are recorded on the balance sheet as deferred revenue. In circumstances where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured. 9

            Notes to the unaudited consolidated financial statements

The Company earns revenue from the following activities:

      Access services

      Access revenues consist of monthly fees charged to customers for dial-up Internet access services. Access revenues also consist of fees charged for high-speed, high-capacity access services including digital subscriber lines ("ADSL") and leased lines.

      Voice services

      Voice revenue relates to the transmission of voice information in digital form in discrete packets. Revenues are recognized on a monthly basis based on usage.

      Data services

      Data revenue refers to the provision of leased lines to business customers. Revenues are derived from monthly fixed fees and are recognized in the month earned.

      Domain registration

      Domain registration revenue is usually billed in advance for a period of between 0-2 years. It is recorded as deferred revenue on the balance sheet and is taken into income monthly on a straight-line basis.

      Web design and hosting

      Web design relates to services performed for customers who require assistance with setting up a web page. Revenue is recognized once the final product has been accepted by the customer. Any work-in-progress is classified as"other assets" on the balance sheet. Hosting revenues consist of fees earned by leasing server space and providing web services to companies and individuals wishing to present a web or e-commerce presence. Revenues are derived from monthly fixed fees and are recognized in the month earned.

      Prepaid calling cards

      Revenues from prepaid calling card sales are recognized when the customer uses the cards and are based on the ratio of actual minutes used to minutes purchased. Once the prepaid calling cards expire, any remaining prepaid amounts are recognized as revenue.

Cost of revenues

      Cost of revenues (excluding depreciation and amortization) principally comprises telecommunication network expenses, costs of content services and cost of leased lines.

            Notes to the unaudited consolidated financial statements

      Income taxes

            Income taxes are accounted for under the asset and liability method. Deferred tax assets, net of appropriate valuation allowances, and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities, if any, are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

      Foreign currency translation

            The Company conducts business and maintains its accounts in Hungarian Forint ("HUF"). The Company considers the Hungarian Forint to be its functional currency. The reporting currency of the Company is the US$ and accordingly, all amounts included in the consolidated financial statements have been translated into US$.

            The balance sheets of subsidiaries are translated into US$ using the year end exchange rates. Revenues and expenses are translated at average rates in effect for the periods presented. The cumulative translation adjustment is reflected as a component of accumulated other comprehensive income in shareholders' equity.

       Advertising costs

            Advertising costs are expensed as incurred and amounted $888,330 and
            $900,904   for  the  years  ended   December   31,  2005  and  2004,
            respectively.

      Business Combination following the "as-if" pooling-of-interes method of accounting

            On February 12, 2004, the Euroweb International Corporation entered into a Share Purchase Agreement with a related party, Pantel Telecommunication Rt. (,,Pantel") acquire the remaining 51% of Euroweb Hungary shares that the Company did not already own. As this was a transaction between entities under common control (at the date of the acquisition, KPN Telecom B.V. (,,KPN") owned 50.17% of the voting common shares of the Company and 75% of the voting common shares of Pantel), the transaction was recorded in a manner similar to a pooling-of-interests, and accordingly the historical consolidated financial statements of Euroweb International Corporation were been restated to include the financial position, results of operations and cash flows of Euroweb Hungary for all periods.

            Notes to the unaudited consolidated financial statements

      Net earnings (loss) per share

            The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share," ("SFAS No. 128"), which provides for the calculation of "basic" and "diluted" earnings per share. Basic earnings (loss) per share is computed by dividing income (loss) attributable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share reflects the potential effect of common shares issuable upon exercise of stock options and warrants in periods in which they have a dilutive effect. There were no potentional dilutive options and warrants for the year ended 2005 and 2004.

Recent accounting pronouncements


In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"). SFAS 123(R) requires an entity to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. SFAS 123(R) is effective for the Company as of January 1, 2006. The Company is currently assessing the impact SFAS 123(R) will have on its financial statements.

In December 2004, the FASB issued SFAS No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). SFAS 151 amends Accounting Research Bulletin No. 43, Chapter 4, "Inventory Pricing" ("ARB 43") to eliminate the "so abnormal" criterion in ARB 43 and requires companies to recognize abnormal freight, handling costs, and amounts of wasted material (spoilage) as current-period charges. Additionally, SFAS 151 clarifies that fixed production overhead cost should be allocated to inventory based on the normal capacity of the production facility. SFAS 151 is effective for inventory costs incurred during annual periods beginning after June 15, 2005. The Company is currently assessing the impact SFAS 151 may have on its financial statements and is not expected to have a material impact on our financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" which replaces Accounting Principles Board Opinions No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." This statement applies to all voluntary changes in accounting principle and changes resulting from adoption of a new accounting pronouncement that does not specify transition requirements. SFAS 154 requires retrospective application to prior periods' financial statements for changes in accounting principle unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle should be recognized in the period of the accounting change. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 with early implementation permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this statement was issued. SFAS 154 is effective for the Company as of January 1, 2006 and is not expected to have a material impact on financial statements.

            Notes to the unaudited consolidated financial statements

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS 155 resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets." SFAS 155 is effective for the Company for all financial instruments acquired or issued after January 1, 2007 and is not expected to have a material impact on the Company's financial statements.

3. Trade accounts receivable

                                                                 2005
Receivable                                                $ 3,096,329
Less: allowance for doubtful debts                           (566,776)
Total                                                     $ 2,529,553
                                                            =========

The Company establishes an allowance for doubtful debts to reduce receivables to their estimated net realizable value. The allowance is determined on an account by account basis.

Receivable due from Pantel was $23,527 as of December 31, 2005.

4. Prepaid and other current assets

                                                                2005
--------------------------------------------------------------------
Prepaid costs                                              $  21,326
Inventory                                                     92,668
Deposit                                                       98,534
Others                                                        59,996
--------------------------------------------------------------------
Total                                                      $ 272,524
                                                             =======

5. Property and equipment

Property and equipment as at December 31, 2005 were as follows:

                                                                      2005
                                                               -----------
Software and other intanglible assets                          $ 1,953,282
Computer equipment                                               3,796,895
Vehicles, furniture, fixtures and other                            772,310
Total                                                            6,522,487
                                                               -----------
Less accumulated depreciation                                  (3,098,250)
Net book value                                                 $ 3,424,237
                                                               ===========

The gross value of assets recorded under capital lease obligation was $39,255, while accumulated depreciation was $18,430 as of December 31, 2005. Lease payments under operating leases was approximately $388,000 in 2005.

            Notes to the unaudited consolidated financial statements

6. Note payable

Notes payable relate to outstanding liabilities to three previous shareholders of Elender: Vitonas Investments Limited, Certus Kft. and Rumed 2000 Kft. The outstanding amount was payable in four equal quarterly installments of HUF
36.438 million (approximately $170,600). The note payable was settled until December 31, 2005.

7. Bank loans

On June 1, 2004, Elender (which has now been merged with Euroweb Hungary) entered into a bank loan agreement with Commerzbank (Budapest) Rt. ("Commerzbank"). The agreement consists of a loan facility of HUF 300 million (approximately $1.67 million) of which approximately $630,639 was outstanding at December 31, 2005. The loan is being repaid in quarterly installments of HUF
14.5 million (approximately $68,000), commencing November 30, 2004. The interest rate is BUBOR (Budapest Interbank Offered Rate) + 1.35%.

In addition, Commerzbank also provided an overdraft facility of HUF 150 million (approximately $702,000) to Elender. No amount was outstanding under this facility as at December 31, 2005. The interest rate is BUBOR (Budapest Interbank Offered Rate) + 1%.

In October 2005, Euroweb Hungary obtained the HUF equivalent of $6,000,000 long term bank loan from Commerzbank Hungary ("Commerzbank") to finance the acquisition of Navagator. The interest rate in connection with the loan is BUBOR plus 2.5%. Euroweb Hungary is required to make quarterly scheduled payments in connection with the loan commencing March 31, 2006 through June 30, 2010. The first two payments will be approximately HUF 34 million ($160,907), while the remaining sixteen payments will be approximately HUF 73 million ($341,928). The outstanding balance was $5,792,677 as of December 31, 2005.

8. Pantel loan

During 2002 Pantel Rt. ("Pantel") provided a loan of HUF 245,000,000 (approximately $ 1.15 million) to Freestart Kft. The loan bears interest at a rate of 13% and is repayable in five equal installments from December 2004 semi-annually until the end of 2006.

9. Related party transactions

The largest supplier of the Company since early 2001 has been Pantel, a Hungary-based alternative telecommunications provider. As at December 31, 2004, KPN was the majority owner of Pantel and the largest shareholder of Euroweb International Corporation. Csaba Toro, Chief Executive Officer of Euroweb International Corporation, was also the Chief Executive Officer of Pantel until February 2003. In 2004, KPN announced its intention to divest its interest in Pantel with certain sale agreements being signed with a view to final consummation in 2005. On February 28, 2005, the sale of KPN's 75.1% interest in the Pantel business to Hungarian Telephone and Cable Corp. was completed.
Therefore, Pantel will no longer be considered a related party effective March 1, 2005.

            Notes to the unaudited consolidated financial statements

Euroweb Hungary has engaged in the following transactions with Pantel:

(a) Pantel provides the following services to the Company:

- Internet bandwidth
- National leased and telephone lines within Hungary
- Voice services

The total amount of these services purchased from Pantel was $5,419,840 during 2005 (2004: $3,841,719). Additionally, in 2004, Pantel charged interest of $111,475 (2004: $154,761)

(b) The Company and its subsidiaries provided the following services to Pantel:

- Internet and related services

The total value of these services sold was approximately $1,220,664 in 2005 (2004: $504,928).

At the time of acquisition of Elender, Euroweb International Corporation assumed a loan liability from the previous shareholders of Elender. The outstanding balance of this loan liability is $1,041,750 as of December 31, 2005 with a repayment date of December 31, 2007, payable in one installment. The interest rate is BUBOR (Budapest Interbank Offered Rate) + 0.5%. Interest expense was $83,885 (2004: $74,000) in 2005.

In September 2005, Euroweb International Corporation provided a $2,500,000 interest free loan to the Company for the acquisition of Navigator. The repayment is due in one instalment in 2010. The loan is interest free.

During 2005, Interweb International Corporation has invoiced management fee of $407,637. There was no management fee in 2004.

The trade accounts receivable due from Pantel was $23,527 as of December 31, 2005. Trade accounts payable to Pantel were $1,037,845 as of December 31, 2005. There was no outstanding trade creditor and trade debtors balances with Euroweb International Corporation as of December 31, 2005 in additional to the loan balances described above.

There were no other material transactions with related parties.

10. Other current liabilities

                                                                 2005
Taxes                                                       $ 245,411
Other                                                          55,884
Total other current liabilities                             $ 301,295
                                                            =========

            Notes to the unaudited consolidated financial statements

11. Accrued expenses

                                                                 2005
Telecommunication expenses                                $ 1,147,153
Interest                                                       27,095
Other                                                         302,435
Total                                                     $ 1,476,683
                                                            =========

12. Commitments and Contingencies

Lease agreements

Capital lease - before 2004, the Company entered into capital leases, which expire over the next two years. The following is a schedule of future capital lease payments (with initial or remaining lease terms in excess of one year) as of December 31, 2005:

Short term lease obligation                                          $ 28,944
-----------------------------------------------------------------------------
Total lease payments                                                 $ 28,944
                                                                       ======

The current portion of the capital lease obligation is included in `Other current liabilities' in the accompanying balance sheets.

The Company has a seven-year non-cancelable lease agreement for office premises. Remaining minimal rental payments total approximately $ 1,153,959; $ 384,653 in each of 2006, 2007 and 2008.

Following  are  the  Company's   commitments  under  its  non-cancelable   lease
obligations:

                                             Capital lease            Operating lease

2006                                                       32,417                   384,653
2007                                                            -                   384,653
2008                                                            -                   384,653
                                             ---------------------    ----------------------
                                             ---------------------    ----------------------
Total                                                   $  32,417               $ 1,153,959
                                             ---------------------    ======================
                                             ---------------------    ======================
Less amount representing interest                          (3,473)
                                             ---------------------
                                             ---------------------
Net minimum lease payments                               $ 28,944
                                             =====================

There are no restrictions on dividends imposed by lease contracts.

In February 2004, Euroweb International Corporation purchased 51% of Euroweb Hungary from Pantel. The consideration paid for the 51% interest consisted of EUR 1,650,000 ($2,105,000) in cash and a purchase commitment that Euroweb Hungary will purchase at least HUF 600 million (approximately $3 million) worth of services from Pantel in each year from 2004 to 2006. In the event that Euroweb Hungary and its subsidiaries do not satisfy this commitment, Pantel may charge a penalty equal to 25% of the commitment amount less any services purchased to Euroweb Hungary. Purchases in 2004 and 2005 exceeded this amount.

            Notes to the unaudited consolidated financial statements

13. Income taxes

The statutory rate will be 16 % effective from January 1, 2004. Owing to the taxable losses, the Company did not have any corporate income taxes payable for the years of 2005 and 2004.

The losses incurred in the previous years can be carried forward for offset against future taxable profit. The carried forward taxable losses as of December 31, 2005 and 2004 were $9,371,931 and $11,522,347 respectively. Of this amount, approximately $8 million of losses that arose in the first three years of operation in Hungary can be carried forward indefinitely based on current Hungarian Tax Legislation. The remaining losses expire in various years from 2006-2010. The Tax Acts of some jurisdictions contain provisions, which may limit the net operating loss carryforwards available to be used in any given year if certain events occur, including significant changes in ownership interests. The deferred tax assets are fully offset by a valuation allowance.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences and tax loss carryforwards become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes that it is more likely than the Company will not realize the benefit of these deductible differences, net of existing valuation allowances at December 31, 2005.

14. Stockholders' equity

In November 2004, Elender merged with the Company in a transaction under common control. As of the merger date, Euroweb International Corporation reduced the common stock of the Company by cancelling all common stock and issued 20,000 shares of new common stock.

15. Discontinued Operations and disposal of subsidiaries

On October 7, 2005, the Company acquired 85% of the outstanding shares of Navigator Informatika Rt., an IT outsourcing service provider located in Hungary. Consideration paid in cash was $8,500,000. The results of Navigator have been included in the Company's consolidated financial statements from the date of acquisition.

            Notes to the unaudited consolidated financial statements

Proposed sale of Navigator
On December 15, 2005, the Board of Directors of Euroweb International has decided to sell its interest in Euroweb Hungary and Euroweb Romania. On December 19, 2005, the Company entered into a Share Purchase Agreement with Invitel Tavkozlesi Szolgaltato Rt, a Hungarian joint stock company to sell the Company's interest in the Company's two Internet- and telecom-related operating subsidiaries, Euroweb Hungary and Euroweb Romania subject to various conditions including, but not limited to shareholders' approval. One of the conditions were that Euroweb International will acquire the 85% of outstanding shares of Navigator until the closing of the deal.

The Company believes that the proposed sale of Navigator meets the criteria for presentation as a discontinued operation under the provisions of Statements of Financial Accounting Standard ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets, therefore amounts relating to Navigator were presented as discontinued operations for all periods.

The following information is a summary of selected items from Navigator's consolidated balance sheet as at December 31, 2005:

Description                                                               2005
------------------------------------------------------------------------------
Cash and cash equivalents                                              $ 7,828
Trade account receivable, net                                        1,488,906
Prepaid, unbilled receivable and other current assets                  233,980
Property and equipment, net                                          1,112,652
Trade account payable                                              (1,714,153)
Short and long term bank loans and overdraft                       (1,065,763)
Other current liabilities, deferred revenue and accrued expenses     (350,350)
------------------------------------------------------------------------------
Net liabilities                                                    ($ 286,900)

                        EUROWEB INTERNET SZOLGALTATO RT.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The accompanying unaudited pro forma condensed consolidated financial statements (the "unaudited pro forma financial statements") give effect to the sale of 85% of the interest of Euroweb Internet Szolgaltato Rt. ("Euroweb" or "Euroweb Hungary") in Navigator Informatika Rt. ("Navigator").

Sale of 85% of the interest of Euroweb in Navigator

On December 19, 2005, Euroweb International Corporation entered into a share purchase agreement with to Invitel Tavkozlesi Szolgaltato Rt. ("Invitel") for the sale to Invitel of Euroweb Hungary and Euroweb Romania S.A. ("Euroweb Romania"). The purchase price for the subsidiaries specified in the share purchase agreement is $30,000,000. 98% of the purchase price, or $29,400,000, is payable at closing and the remaining 2% is payable upon delivery of a certificate prepared by an independent auditor identifying the net indebtedness of the two subsidiaries, which are required to be debt free. As part of the closing, $8,500,000 from the cash proceeds will be paid by Euroweb International to Euroweb Hungary in exchange for the 85% ownership of Navigator currently held by Euroweb Hungary. This amount will be used by Euroweb Hungary for repayment of a $6,000,000 bank loan obtained for the acquisition of Navigator and for the repayment of a $2,500,000 intercompany loan to Euroweb International Corporation. The closing of the sale of Euroweb Hungary and Euroweb Romania is subject to approval of the competition office in Hungary, the buy-out of 85% ownership of Navigator from Euroweb by Euroweb International Corporation and approval of the shareholders of Euroweb International Corporation.

The unaudited pro forma financial statements give effect to the sale of 85% of Euroweb's interest in Navigator. The sale is expected to be completed on the closing of sale of Euroweb Hungary and Euroweb Romania. Navigator is expected to be sold for $8,500,000 cash with no transaction costs.

Euroweb believes that the sale of Navigator meets the criteria for presentation as a discontinued operation under the provisions of Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets." Accordingly, Navigator is presented as discontinued operations in the historical unaudited consolidated financial statements of Euroweb. The estimated gain is $224,923 on the sale of Navigator.

The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition of Navigator as if it occurred on December 31, 2005.

The pro forma adjustments described in the accompanying notes are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only and are not necessarily indicative of the actual results of operations or financial position that would have occurred had the transactions described above occurred on the dates indicated, nor are they necessarily indicative of future operating results. The unaudited pro forma financial statements are only a summary and should be read in conjunction with the historical unaudited consolidated financial statements and related notes of Euroweb, attached in this proxy for the year ended December 31, 2005.

All pro forma amounts are presented in U.S. dollars, the reporting currency of Euroweb.

                        Euroweb Internet Szolgaltato Rt.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2005

                                                                     Euroweb       Pro Forma
                                                                    Historical    Adjustments        Pro Forma
                                                                   ------------   ------------      ------------
ASSETS                                                                  (A)            (B)
  Current Assets
    Cash and cash equivalents                                      $  1,578,129   $  8,500,000 (1)  $  1,785,453
            ~~~                                                             ~~~     (5,792,676)(2)           ~~~
               ~~~                                                          ~~~     (2,500,000)(3)           ~~~
    Trade accounts receivable, net                                    2,529,553           --           2,529,553
    Unbilled receivable                                                 738,182           --             738,182
    Prepaid and other current assets                                    272,524           --             272,524
                                                                   ------------   ------------      ------------
         Total current assets of continuing operations                5,118,388        207,324         5,325,712
    Total assets of discontinued operations                          11,413,521    (11,413,521)(4)
                                                                   ------------   ------------      ------------
          Total current assets                                       16,531,909    (11,206,197)        5,325,712

  Property and equipment, net                                         3,424,237           --           3,424,237

       Total assets                                                $ 19,956,146   $(11,206,197)     $  8,749,949
                                                                   ============   ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
    Trade accounts payable                                         $  2,213,058           --        $  2,213,058
    Current portion of bank loans                                     1,277,236     (1,005,674)(2)       271,562
    Short term portion of Pantel loan                                   458,844           --             458,844
    Other current liabilities                                           304,268           --             304,268
    Deferred revenue                                                    366,298           --             366,298
    Accrued expenses                                                  1,476,683           --           1,476,683
                                                                   ------------   ------------      ------------
       Total current liabilities of continuing operations             6,096,387     (1,005,674)        5,090,713
    Total liabilities of discontinued operations                      3,130,274     (3,130,274)(4)
                                                                   ------------   ------------      ------------
      Total current liabilities                                       9,226,661     (4,135,948)        5,090,713

Non-current liabilities
   Long term related party loan                                       3,541,750     (2,500,000)(3)     1,041,750
   Long term bank loan payable                                        5,146,080     (4,787,002)(2)       359,078
                                                                   ------------   ------------      ------------
       Total liabilities                                             17,914,491    (11,422,950)        6,491,541

   Stockholders' Equity
   Common stock, USD 4,85695 per value, 20,000 shares authorized,
   issued and outstanding as of December 31, 2005                        97,139           --              97,139
   Additional paid-in capital                                         1,276,933           --           1,276,933
   Accumulated deficit                                                1,124,013        224,923(5)      1,348,936

   Accumulated other comprehensive losses                              (456,430)        (8,170)(6)      (464,600)
                                                                   ------------   ------------      ------------
      Total stockholders' equity                                      2,041,655        216,753         2,258,408
                                                                   ------------   ------------      ------------
      Total liabilities and stockholders' equity                   $ 19,956,146   $(11,206,197)     $  8,749,949
                                                                   ============   ============      ============


      See notes to unaudited pro forma condensed consolidated balance sheet

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

            (A) Reflects the historical unaudited consolidated balance sheet of Euroweb as of December 31, 2005, included in this proxy statement of Euroweb International Corporation for the year ended December 31, 2005.

            (B) Pro forma adjustments related to the sale of Navigator on the basis described in the introduction to these unaudited pro forma financial statements:

      1) Represents the cash proceeds of $8,500,000 received upon the sale of Navigator

      2) Reflects the repayment of $5,792,676 Commerzbank loan on current exchange rate at the date of closing originated from the Navigator acquisition in a value of $6,000,000 at the historical exchange rate as the loan was provided in Hungarian forint by the bank

      3)    Reflects the repayment of $2,500,000  intercompany loan from Euroweb
            to  Euroweb  International   Corporation  at  the  date  of  closing
            originated from the Navigator acquisition

      4) Adjustment to eliminate assets sold and liabilities transferred upon the sale of Navigator

      5) Adjustment to reflect the pro forma gain on the sale of Navigator. No tax liability and transaction costs are expected to arise as a result of the sale. Because the estimated pro forma gain assumes the sale was consummated on December 31, 2005, the pro forma gain will ultimately differ from the actual gain that will occur at the closing date of sale.

      6) Adjustment to eliminate cumulative other comprehensive gain/losses of Navigator

            No adjustments have been made to reflect any income tax effect of the pro forma adjustments since Euroweb has significant net operating loss carryforwards and, therefore, does not expect to have taxable income in the foreseeable future.

                                    EXHIBIT D


                              Euroweb Romania S.A.

                         Unaudited Financial Statements

                 As of December 31, 2005 and for the years ended

                                TABLE OF CONTENTS


                                                                            Page


Unaudited Financial Statements:


         Balance Sheet                                                        2
         Statements of Operations                                             3
         Statements of Changes in Shareholders' Deficit                       4
         Statements of Cash Flows                                             5
         Notes to the Financial Statements                                  6-15

                              Euroweb Romania S.A.
                             Unaudited Balance Sheet
                             As of December 31, 2005
                                     In USD

                                                                         2005
                                                                      ----------
ASSETS
  Current assets:
    Cash and cash equivalents                                         $  168,096
    Trade accounts  receivable,
     less allowance for doubtful  accounts
     of $206,518 (note 3)                                                963,855
    Unbilled receivable                                                  108,918
    Prepaid and other current assets (note 4)                            371,640
                                                                      ----------
         Total current assets                                          1,612,509

  Property and equipment, net (note 5)                                 3,445,460
                                                                      ----------

    Total assets                                                      $5,057,969
                                                                      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
    Trade accounts payable                                            $  957,593
    Short term portion of related party loan (note 6)                    400,000
    Other current liabilities                                            148,505
    Accrued expenses                                                     437,399
    Deferred IRU revenue  (note 7)                                        46,000
    Deferred other revenue                                                46,946
                                                                      ----------
       Total current liabilities                                       2,036,443

    Long term portion of deferred IRU revenue (note 7)                   814,624
    Long term capital lease obligation (note 7)                          102,130
                                                                      ----------
        Total long term liabilities                                      916,754

                                                                      ----------
       Total liabilities                                               2,953,197
                                                                      ----------

   Commitments and contingencies (note 7)

   Shareholders' equity
   Common stock, USD 0.2538 par value
   (6,414,767 shares authorized,                                       1,628,181
   issued and outstanding as of December 31, 2005)
   Accumulated deficit                                                   369,599
   Accumulated other comprehensive income                                106,992
                                                                      ----------
      Total shareholders' deficit                                      2,104,772
                                                                      ----------


      Total liabilities and shareholders' equity                      $5,057,969
                                                                      ==========

                  See accompanying notes to unaudited financial
                                  statements.

                              Euroweb Romania S.A.
                       Unaudited Statements of Operations
                     Years Ended December 31, 2005 and 2004
                                     In USD

                                                           2005           2004
                                                       ------------   ------------
Total revenue                                          $ 11,560,779   $  8,132,378

 Cost of revenue (exclusive of depreciation and
   amortization shown separately below)                   7,638,247      5,788,781


Operating expenses
    Personnel expenses                                      899,163        657,419
   Consulting, professional and directors fees              160,181        165,957
   Collection of written-off receivable
                                                           (265,630)          --
   Other selling, general and administrative expenses
                                                            605,103        914,434
   Depreciation and amortization                            780,697        626,564
                                                       ------------   ------------
Total operating expenses                                  2,179,514      2,364,374

Income (loss) from operations                             1,743,018        (20,777)

Other income (expense)
Interest income                                               7,135         24,437
Interest expense                                            (18,979)       (18,571)
                                                       ------------   ------------
Total other expense                                         (11,844)         5,866
                                                       ------------   ------------

Income (loss) before income taxes                         1,731,174        (14,911)
Income taxes                                               (188,412)       (31,092)
                                                       ------------   ------------

Net income (loss)                                      $  1,542,762   $    (46,003)
                                                       ============   ============

Other comprehensive income (loss)                      $    (94,990)       201,982

Comprehesive income (loss)                             $  1,447,772   $    155,979
                                                       ============   ============


Net loss per share, basic and diluted                  $       0.24   $      (0.01)
Weighted number of shares outstanding                     6,414,767      6,414,767

                See accompanying notes to the unaudited financial
                                  statements.

                              Euroweb Romania S.A.
             Unaudited Statements of Changes in Shareholders' Equity
                     Years Ended December 31, 2005 and 2004
                        In USD (except number of shares)

                                                    Other
                          Common Stock           Accumulated  Comprehensive   Shareholders'
                      Shares*       Amount         Deficit        Income          Equity
                    -----------   -----------    -----------    -----------    -----------
January 1, 2004       6,414,767     1,628,181     (1,127,160)             0        501,021
                    ===========   ===========    ===========    ===========    ===========
Foreign currency
translation gain           --            --             --          201,982        201,982
                    -----------   -----------    -----------    -----------    -----------
Net loss                   --            --          (46,003)          --          (46,003)
                    -----------   -----------    -----------    -----------    -----------
December 31, 2004
                      6,414,767   $ 1,628,181    $(1,173,163)   $   201,982    $   657,000
                    ===========   ===========    ===========    ===========    ===========
Foreign currency
translation loss           --            --             --          (94,990)       (94,990)
                                                                               -----------
Net profit                 --            --        1,542,762           --        1,542,762
                    -----------   -----------    -----------    -----------    -----------
December 31, 2005     6,414,767   $ 1,628,181    $   369,599    $   106,992    $ 2,104,772
                    ===========   ===========    ===========    ===========    ===========


* number of shares






See accompanying notes to unaudited financial statements.

                              Euroweb Romania S.A.
                            Statements of Cash Flows
                      Year Ended December 31, 2005 and 2004
                                     In USD

                                                                        2005           2004
Net income (loss)                                                    $ 1,542,762    $   (46,003)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization                                            780,697        626,564
(Decrease) increase in allowance for doubtful receivables               (254,782)       161,009
Changes in assets and liabilities:
   (Increase) decrease in trade accounts receivable                     (516,284)       334,232
   (Increase) decrease in unbilled receivables, prepaid and other
   current assets                                                     (118, 218)        323,320
   Increase (decrease) in trade accounts payable, accrued expenses
   and other current liabilities                                         673,945       (427,866)
   Increase (decrease) in deferred revenue                               (29,873)        75,601
                                                                     -----------    -----------
Net cash provided by operating activities                              2,078,247      1,046,857

Cash flows from investing activities:
Purchase of property and equipment                                    (1,836,819)      (985,492)
                                                                     -----------    -----------
Net cash used in investing activities                                 (1,836,819)      (985,492)

Cash flows from financing activities:
Repayment of intercompany loans                                         (250,000)
                                                                                       (150,000)
Principal payment under capital lease obligations                       (112,431)      (159,431)
                                                                     -----------    -----------
Net cash used in financing activities                                   (362,431)      (309,431)

Effect of exchange rate changes on cash and cash equivalents             (31,969)        34,206

Decrease in cash and cash equivalents                                $  (152,972)             $
                                                                                       (213,860)
Cash and cash equivalents, beginning of year                         $   321,068    $   534,928
                                                                     -----------    -----------
Cash and cash equivalents, end of year                               $   168,096    $   321,068
                                                                     ===========    ===========

Supplemental disclosures and non-cash financing transactions:

Cash paid for income taxes                                           $   184,634    $    31,646
Cash paid for interest                                               $    18,979    $    17,565
New capital lease                                                    $   106,949    $   133,378


           See accompanying notes to unaudited financial statements.

                     Notes to unaudited financial statements

1.   Organization and Business

Euroweb Romania S.A. ("the Company" or "Euroweb Romania") was registered with the Romanian Trade Register as a joint-stock company in March 1998, and commenced activities in November 1998. Euroweb International Corporation ("Euroweb International") acquired 100% of the shares of the Company in June 2000.

On May 19, 2000, Euroweb Romania purchased 100% of the Internet-related assets of Sumitkom Rokura, S.R.L. an Internet service provider in Romania. This transaction was accounted for as an asset purchase. The acquisition was operationally effective as of July 1, 2000.

On December 19, 2005, Euroweb International entered into a Share Purchase Agreement (the "Agreement") with Invitel Tavkozlesi Szolgaltato Rt., a Hungarian joint stock company ("Invitel"). Pursuant to the Agreement, Euroweb
International has agreed to sell and, Invitel has agreed to purchase, 100% of the Euroweb International's interest in its two Internet and telecom related operating subsidiaries, Euroweb Internet Szolgaltato Rt. and the Company
(together, the "Subsidiaries"). The purchase price to be paid to Euroweb International is USD $30,000,000 in cash of which USD $29,400,000 is payable at closing and the remaining $600,000 is payable upon delivery of a certificate prepared by an independent auditor identifying the net indebtedness of the Subsidiaries, which are required to be debt free. The purchase price is to be reduced by the amount of any debt held in the Subsidiaries. The closing of the sale of the Subsidiaries, of which Euroweb International and the Company cannot provide any guarantee, is expected to occur within seven business days of receipt of approval of the competition office in Hungary and approval of the shareholders of Euroweb International provided that such date is no later than June 30, 2006. Euroweb International is required by the Agreement to take all required action to convene a meeting to vote on and approve the Agreement.

The Company is an Internet Service Provider offering a wide range of services such as internet subscriptions, hosting services and sales of modems, routers and related devices to customers. In addition to traditional Intenet services, the Company also provides the following services, utilizing its existing infrastucture: (1) International/national leased line and internet protocol ("IP") data services (IP connections between different countries or connections between two or more sites within the same country) (2) Voice and Voice over IP ("VOIP") services; and (3) Facilities (sale, rent and maintenance of dark fiber between the Hungarian border and the Romanian City of Timisoara.

For the international/national leased line and VOIP services, the main customer and supplier in 2005 and 2004 was Pantel Rt. (,,Pantel"), a related party for those periods. Pantel ceased to be a related party of the Company effective March 1, 2005 (see note 8).

                     Notes to unaudited financial statements

2.    Summary of Significant Accounting Policies

      Basis of presentation

            The financial statements comprise the accounts of the stand alone legal entity of Euroweb Romania S.A.

            The unaudited financial statements have been prepared in accordance with generally accepted accounting principles in theUnited States of America ("U.S. GAAP").

      Use of estimates

         The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Business segment reporting

         Management has determined that the Company operates in one industry segment, providing Internet access and additional value-added services to business customers and individuals. All of the Company's revenues are derived from the provision of such services.

      Fair value of financial instruments

         The carrying values of cash equivalents, notes and loans receivable, accounts payable, loans payable and accrued expenses approximate their fair values.

         The estimated fair value of the Company's debt at December 31, 2005 was $471,000, which differs from the carrying amount of $400,000 included in the balance sheet as short term and long-term part of intercompany loans, based on an annual 6% calculated interest as market price.

      Cash and cash equivalents

         Cash and cash equivalents include cash at bank and short-term deposits with maturities of three months or less at the date of purchase.

      Notes to unaudited financial statements

Property and equipment

         Property and equipment are stated at cost less accumulated depreciation. Equipment purchased under capital leases is stated at the lower of fair value and the present value of minimum lease payments at the inception of the lease, less accumulated depreciation. The Company provides for depreciation of property and equipment using the straight-line method over the following estimated useful lives:

         Software                                                3 years
         Fiber network                                       12-20 years
         Computer and network equipment                       3-10 years
         Other furniture equipment and fixtures                3-5 years
         Vehicles                                                5 years

         Leased assets are depreciated using a straight-line method over the lesser of the estimated useful life of the leased assets and the lease term.

         Recurring   maintenance  on  property  and  equipment  is  expensed  as incurred.

     Long-lived assets

         In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company periodically reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of those assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis.

         Revenue recognition

         Revenue Recognition--The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition in Financial Statements," which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB No. 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. The Company recognizes revenue related to its billable services when (i) persuasive evidence of an arrangement exists, (ii) services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured. Generally, these criteria are met monthly as the Company's service is provided on a month-to-month basis and collection for the service is generally made within 30 days of the service being provided.

      Notes to unaudited financial statements When the Company's subscribers pay in advance for services, revenue is recognized ratably over the period in which the related services are provided. Advance payments from users are recorded on the balance sheet as deferred revenue. In circumstances where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured.

      The Company earns revenue from the following activities: Access services

      Access revenues consist of monthly fees charged to customers for dial-up Internet access services. Access revenues also consist of fees charged for high-speed, high-capacity access services including digital subscriber lines ("ADSL") and leased lines.

      Voice services

      Voice revenue relates to the transmission of voice information in digital form in discrete packets. Revenues are recognized on a monthly basis based on usage.

      Data services

      Data revenue refers to the provision of leased lines to business customers. Revenues are derived from monthly fixed fees and are recognized in the month earned.

      Domain registration

      Domain registration revenue is usually billed in advance for a period of between 0-2 years. It is recorded as deferred revenue on the balance sheet and is taken into income monthly on a straight-line basis.

      Web design and hosting

      Web design relates to services performed for customers who require assistance with setting up a web page. Revenue is recognized once the final product has been accepted by the customer. Any work-in-progress is classified as"other assets" on the balance sheet. Hosting revenues consist of fees earned by leasing server space and providing web services to companies and individuals wishing to present a web or e-commerce presence. Revenues are derived from monthly fixed fees and are recognized in the month earned.

                     Notes to unaudited financial statements

      Indefeasible Right of Use

      In 2002, the Company entered into an agreement to provide transmission capacity to a customer pursuant to an indefeasible right of use agreement ("IRU"). Since the Company's IRU does not involve a transfer of title, management believes the agreement does not qualify for up-front sales treatment despite collection in full of the $920,000 arrangement fee. The Company has accounted for this transaction as an operating lease under SFAS No. 13, "Accounting for Leases" ("SFAS 13"). This accounting has resulted in deferred revenue being recorded on the balance sheet. Revenue attributable to the transaction is being recognized on a straight-line basis over the term of the 20-year lease agreement (monthly $3,833).

      The Company is also obligated to maintain its network in efficient working order and in accordance with industry standards. The customer is obligated for the term of the agreement to pay for its allocable share of the costs for operating and maintaining the network.

Cost of revenues

      Cost of revenues (excluding depreciation and amortization) comprises principally telecommunication network expenses, costs of content services and cost of leased lines and are recognized as incurred.

Income taxes

      Income taxes are accounted for under the asset and liability method. Deferred tax assets, net of appropriate valuation allowances, and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities, if any, are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Foreign currency translation

      The Company conducts business and maintains its accounts in the Romanian Lei ("ROL"). The Company considers the Romanian Lei to be its functional currency. The reporting currency of the Company is the US$ and accordingly, all amounts included in the consolidated financial statements have been translated into US$.

      The balance sheet translated into US$ using the year end exchange rates. Revenues and expenses are translated at average rates in effect for the periods presented. The cumulative translation adjustment is reflected as a component of accumulated other comprehensive income in shareholders' equity.

                     Notes to unaudited financial statements

      Foreign currency transaction gains and losses are included in the consolidated results of operations for the periods presented.

Advertising costs

      Advertising costs are expensed as incurred and amounted $142,255 and $215,037 for the years ended December 31, 2005 and 2004, respectively.

Comparatives

      Prior period amounts have been reclassified to conform with current period presentation.

Net earnings (loss) per share

      The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share," ("SFAS No. 128"), which provides for the calculation of "basic" and "diluted" earnings per share. Basic earnings
      (loss) per share is computed by dividing income (loss) attributable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share reflects the potential effect of common shares issuable upon exercise of stock options and warrants in periods in which they have a dilutive effect. There were no potentional dilutive options and warrants for the year ended 2005 and 2004.


Recent accounting pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"). SFAS 123(R) requires an entity to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. SFAS 123(R) is effective for the Company as of January 1, 2006. The Company is currently assessing the impact SFAS 123(R) will have on its financial statements.

In December 2004, the FASB issued SFAS No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). SFAS 151 amends Accounting Research Bulletin No. 43, Chapter 4, "Inventory Pricing" ("ARB 43") to eliminate the "so abnormal" criterion in ARB 43 and requires companies to recognize abnormal freight, handling costs, and amounts of wasted material (spoilage) as current-period charges. Additionally, SFAS 151 clarifies that fixed production overhead cost should be allocated to inventory based on the normal capacity of the production facility. SFAS 151 is effective for inventory costs incurred during annual periods beginning after June 15, 2005. The Company is currently assessing the impact SFAS 151 may have on its financial statements and is not expected to have a material impact on our financial statements.

                     Notes to unaudited financial statements

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" which replaces Accounting Principles Board Opinions No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." This statement applies to all voluntary changes in accounting principle and changes resulting from adoption of a new accounting pronouncement that does not specify transition requirements. SFAS 154 requires retrospective application to prior periods' financial statements for changes in accounting principle unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle should be recognized in the period of the accounting change. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 with early implementation permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this statement was issued. SFAS 154 is effective for the Company as of January 1, 2006 and is not expected to have a material impact on financial statements.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS 155 resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets." SFAS 155 is effective for the Company for all financial instruments acquired or issued after January 1, 2007 and is not expected to have a material impact on the Company's financial statements.


3.    Trade accounts receivable

                                                                      2005
--------------------------------------------------------------------------
Receivable                                                     $ 1,087,322
Less: allowance for doubtful debts                                (123,467)
--------------------------------------------------------------------------
Total                                                          $   963,855
                                                               ===========


The Company establishes an allowance for doubtful debts to reduce receivables to their estimated net realizable value. The allowance is determined on an account by account basis.

4.    Prepaid and other current assets


                                                                      2005
--------------------------------------------------------------------------
Inventory                                                        $ 173,357
Prepaid expenses                                                    95,195
Others                                                             103,088
Total                                                            $ 371,640
                                                                 =========

                     Notes to unaudited financial statements

5.    Property and equipment

Property and equipment as at December 31, 2005 were as follows:

                                                                      2005
--------------------------------------------------------------------------
Software and intellectual property                             $    62,248
Fiber network                                                    2,351,496
Computer and network equipment                                   1,730,679
Vehicles                                                           371,821
Furniture, fixtures and other                                      182,836
Total                                                            4,699,080
Less accumulated depreciation                                   (1,253,620)
Net book value                                                 $ 3,445,460
                                                               ===========

The gross value of assets recorded under capital lease obligations was $344,776, and related accumulated depreciation was $186,846 as of December 31, 2005. Lease payments under operating leases was $111,600 in 2005.

6.    Intercompany loans

Euroweb International has provided $800,000 interest free loans to Euroweb Romania for financing the operation due to the Company's high VAT receivable position and investments into fixed assets. The loans were tranferred as follows: $50,000 in 2000, $450,000 in 2001 and $300,000 in 2003. The outstanding portion of these intercompany loans is repayable in two instalments: $150,000 in the first quarter of 2006 and $250,000 in December 2006.

7.    Commitments and Contingencies

(a)   Lease agreements

Capital lease - the Company entered into capital leases that expire over the next three years. The following is a schedule of future capital lease payments (with initial or remaining lease terms in excess of one year) as of December 31, 2005:

Short term lease obligation                                      $  74,274
Long term lease obligation                                         102,130
--------------------------------------------------------------------------
Total lease payments                                             $ 176,404
                                                                 =========

The current portion of the capital lease obligation is included in `Other current liabilities' in the accompanying balance sheets.

The Company's operating lease is an office rental agreement valid until April 15, 2006. The contract is cancellable subject to a four-month notice period.

                     Notes to unaudited financial statements

Following are the Company's commitments under its non-cancelable capital lease and cancelable operating lease obligations:

                                      Capital lease    Operating lease

2006                                    $  88,126           $  37,200
2007                                       80,301                --
2008                                       35,911                --
                                        ---------           ---------
Total                                     204,338           $  37,200
                                        ---------
Less amount representing interest         (27,934)
                                        ---------
Net minimum lease payments              $ 176,404
                                        =========

There are no restrictions on dividends imposed by lease contracts.

(b)   Indefeasible Right of Use

In 2002, Euroweb Romania provided an IRU for transmission capacity on 12 pairs of fiber (see Note 6) over a period of 20 years, commencing in 2003. For the duration of the agreement, Euroweb Romania is obliged to use all reasonable endeavours to ensure the cable system is maintained in efficient working order and in accordance with industry standards.

(c)   Legal Proceedings

There are no known significant legal procedures that have been filed and are outstanding against the Company.

8.    Related party transactions and major customer

The largest supplier of the Company since early 2001 has been Pantel Rt. ("Pantel"), a Hungary-based alternative telecommunications provider. As at December 31, 2004, KPN was the majority owner of Pantel and the largest shareholder of Euroweb International Corporation. Csaba Toro, Chief Executive Officer of Euroweb International Corporation, was also the Chief Executive Officer of Pantel until February 2003. In 2004, KPN announced its intention to divest its interest in Pantel with certain sale agreements being signed with a view to final consummation in 2005. On February 28, 2005, the sale of KPN's 75.1% interest in the Pantel business to Hungarian Telephone and Cable Corp. was completed. Therefore, Pantel will no longer be considered a related party effective March 1, 2005.

Euroweb Romania has engaged in the following transactions with Pantel:

(a)   Pantel provides the following services to the Company:

-     Internet and related services;
-     National and international leased and telephone lines;
-     Voice services;

                     Notes to unaudited financial statements

The total amount of these services purchased from Pantel was $2,554,191 during 2005 (2004: $2,056,281).

(b)   The Company provided the following services to Pantel:

-  International   leased  lines  and  local  telephone  lines  in  Romania;   -
International/national data and voice over internet protocol services; - Internet and related services;

The total value of these services sold was approximately $3,649,212 in 2005 (2004: $2,816,011).

However, the dependency on Pantel is even more significant. Some third party sales of Euroweb Romania involve Pantel as the subcontractor/service provider for the international/domestic lines (hence the revenues related to Pantel are greater than the amounts paid to Pantel), and some third party customers are also clients of Pantel outside of Romania (i.e. their relationship with Pantel is stronger than their relationship with Euroweb Romania). Effective dependency on Pantel - taking into account direct and Pantel -related sales - represents approximately up to 54% of total revenue of Euroweb Romania in the year ended December 31, 2005.

The trade accounts receivable due from Pantel was $507,761 as of December 31, 2005. There were no trade accounts payable to Pantel as of December 31, 2005.

There were no other material transactions with related parties.

9.    Income taxes

The statutory corporate tax rate in Romania was 16% for the years ended December 31, 2005 and 2004.

The current income tax expense of $188,412 (2004: $31,092) is attributable to income/loss from continuing operations and tax base adjustments based on the Romanian corporate tax laws.

The Company has no deferred tax assets resulting from any losses carried forward. In addition, the Company has no deferred tax liabilities.

                                    EXHIBIT E

                        EUROWEB INTERNATIONAL CORPORATION

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The accompanying unaudited pro forma condensed consolidated financial statements (the "unaudited pro forma financial statements") give effect to the sale of 100% of the interest of Euroweb International Corporation ("Euroweb") in each of Euroweb Internet Szolgaltato Rt. ("Euroweb Hungary") and Euroweb Romania S.A. ("Euroweb Romania") to Invitel Tavkozlesi Szolgaltato Rt. and the acquisition of 100% of Navigator Informatika Rt. ("Navigator").

Acquisition of 100% of Navigator
The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 also give effect to the acquisition by Euroweb of 100% of Navigator as if the acquisition occurred on January 1, 2005.

Sale of 100% of the interest of Euroweb in Euroweb Hungary and Euroweb Romania

The unaudited pro forma financial statements give effect to the sale of 100% of the Company's interest in Euroweb Hungary and Euroweb Romania. The sale is expected to be completed prior to June 30, 2006. Euroweb Hungary and Euroweb Romania are together expected to be sold for approximately $30,000,000 cash, less estimated transaction costs, severances, success fees and estimated guarantee provision accrual of approximately $1,900,000.

Euroweb International Corporation ("Euroweb") believes that the sale of Euroweb Hungary and Euroweb Romania meets the criteria for presentation as a discontinued operation under the provisions of Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Accordingly, Euroweb Hungary and Euroweb Romania are presented as discontinued operations in the historical consolidated financial statements of Euroweb. The estimated gain is $15,603,244 on the sale of Euroweb Hungary and Euroweb Romania, which is not reflected in the unaudited pro forma condensed consolidated statements of operations due to the non-recurring nature of the gain.

The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition of Euroweb Hungary and Euroweb Romania as if it occurred on December 31, 2005.

The pro forma adjustments described in the accompanying notes are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only and are not necessarily indicative of the actual results of operations or financial position that would have occurred had the transactions described above occurred on the dates indicated, nor are they necessarily indicative of future operating results. The unaudited pro forma financial statements are only a summary and should be read in conjunction with the historical consolidated financial statements and related notes of the Euroweb, in its Form 10-KSB for the year ended December 31, 2005.

All pro forma amounts are presented in U.S. dollars, the reporting currency of Euroweb.

                        Euroweb International Corporation
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2005

                                                               Euroweb       Pro Forma
                                                              Historical     Adjustments            Pro Forma
                                                            ------------       ------------       ------------
ASSETS                                                            (A)           (B)
  Current Assets
    Cash and cash equivalents                               $  1,568,690       $ 30,000,000 (1)   $ 25,568,690
                                                            ------------       ------------       ------------
                                                                                 (8,500,000)(2)
                                                                                  2,500,000 (3)
    Trade accounts receivable, net                             1,533,855               --           1,533,855
    Prepaid and other current assets
                                                            ------------       ------------       ------------
                                                                 321,315               --              321,315
                                                            ------------       ------------       ------------
         Total current assets of continuing operations         3,423,860         24,000,000         27,423,860
    Total assets of discontinued operations                  (20,371,849)        20,371,849 (4)           --
                                                            ------------       ------------       ------------
         Total current assets                                 23,795,709          3,628,151         27,423,860

  Property and equipment, net                                  1,071,989               --            1,071,989
  Goodwill                                                     8,150,672               --            8,150,672
  Intangibles - customer contracts                             3,132,300               --            3,132,300
                                                            ------------       ------------       ------------
       Total assets                                         $ 36,150,670       $  3,628,151       $ 39,778,821
                                                            ============       ============       ============


LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
    Trade accounts payable                                  $  2,065,333               --         $  2,065,333
    Current portion of bank loans                                269,220               --              269,220
    Bank overdrafts                                              325,409               --              325,409
    Other current liabilities                                    827,703       $  1,900,000 (5)      2,727,703
    Accrued expenses                                             545,964               --              545,964
                                                            ------------       ------------       ------------
       Total current liabilities of continuing operations      4,033,629          1,900,000          5,933,629
    Total liabilities of discontinued operations              13,783,582        (13,783,582)(4)          --
                                                            ------------       ------------       ------------
      Total current liabilities                               17,817,211        (11,883,582)         5,933,629

Non-current liabilities
   Deferred tax liability                                        501,168               --              501,168
   Non-current portion of bank loans                             471,134               --              471,134
                                                            ------------       ------------       ------------
       Total liabilities                                      18,789,513        (11,883,582)      6,905,931

   Stockholders' Equity
   Common stock, $.001 par value - Authorized 35,000,000
   shares; Issued and outstanding 5,784,099 shares                25,248               --               25,248
   Additional paid-in capital                                 51,538,659               --           51,538,659
   Accumulated deficit                                       (34,302,431)        15,603,244 (6)    (18,699,187)

   Accumulated other comprehensive losses                         99,681            (91,511)(7)          8,170
                                                            ------------       ------------       ------------

      Total stockholders' equity                              17,361,157         15,511,733         32,872,890
                                                            ------------       ------------       ------------

      Total liabilities and stockholders' equity            $ 36,150,670       $  3,628,151       $ 39,778,821
                                                            ============       ============       ============



      See notes to unaudited pro forma condensed consolidated balance sheet

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

      (A) Reflects the historical consolidated balance sheet of Euroweb as of December 31, 2005, included in the Form 10-KSB of Euroweb for the year ended December 31, 2005.

      (B) Pro forma adjustments related to the sale of Euroweb Hungary and Euroweb Romania on the basis described in the introduction to these unaudited pro forma financial statements:

(1) Represents the cash proceeds of $30,000,000 received upon the sale of Euroweb Hungary and Euroweb Romania.

(2) Represents the acquisition of 85% ownership of Navigator Informatika Rt. from Euroweb Hungary by Euroweb International Corporation for $8,500,000 at the date of closing.

(3) Reflects the repayment of $2,500,000 intercompany loan from Euroweb Hungary to Euroweb at the date of closing originated from the Navigator acquisition

(4) Adjustment to eliminate assets sold and liabilities transferred upon the sale of Euroweb Hungary and Euroweb Romania

(5) Adjustment to reflect the estimated direct transaction costs, bonuses, success fees, severances and accrued provision on estimated warranty claims totalling $1,900,000, to be paid, payable in connection with the sale

(6) Adjustment to reflect the pro forma gain on the sale of Euroweb Hungary and Euroweb Romania, after estimated direct transaction costs, bonuses, success fees, severances and accrued provision on estimated warranty claims of $1,900,000 to be paid or payable in connection with the sale. No tax liability is expected to arise as a result of the sale. Because the estimated pro forma gain assumes the sale was consummated on December 31, 2005, the pro forma gain will ultimately differ from the actual gain that will occur at the closing date of sale.

(7) Adjustment to eliminate cumulative other comprehensive gain/losses of Euroweb Hungary and Euroweb Romania

No adjustments have been made to reflect any income tax effect of the pro forma adjustments since Euroweb has significant net operating loss carryforwards and, therefore, does not expect to have taxable income in the foreseeable future.

                        Euroweb International Corporation
             Unaudited Pro Forma Condensed Consolidated Statement of
                 Operations for the Year Ended December 31, 2005


                                                                   Euroweb   Pro Forma  Notes
                                                                 Historical     Adjustments        Pro Forma
                                                                 -----------    -----------        -----------
Revenues                                                         $ 1,964,998    $ 5,673,926 (1)    $ 7,638,924

Cost of revenues  (exclusive of depreciation and
   amortization shown separately below)                              511,658      1,406,427 (1)      1,918,085

Operating expenses

   Compensation and related costs                                  1,054,342        894,984 (2)      1,949,326
   Consulting, professional and directors fees                     1,396,096      1,237,731 (3)      2,633,827
   Other selling, general and administrative expenses                703,770      1,198,590 (4)      1,902,360
   Depreciation and amortization                                     509,478      1,378,784 (5)      1,888,262
                                                                 -----------    -----------        -----------
               Total operating expenses                            3,663,686      4,710,089         8,373,775

Operating loss                                                    (2,210,346)      (442,590)       (2,652,936)

   Interest income                                                     2,512         15,185 (6)         17,697

   Interest expense                                                  (38,240)       (94,367)(6)      (132,607)
   Other income (expenses)                                           170,000           --             170,000


Loss from continuing operations before income taxes               (2,076,074)      (521,772)        (2,597,846)
                                                                 -----------    -----------        -----------

    Income tax expense - current                                        --         (143,677)(7)      (143,677)
    Income tax expense-deferred                                       57,908        166,796 (7)        224,704
                                                                 -----------    -----------        -----------
Income tax expense                                                    57,908         23,119            81,027


Loss from continuing operations                                  $(2,018,166)   $  (498,653)       $(2,516,819)
                                                                 ===========    ===========        ===========


Loss per share from continuing operations,
basic and diluted                                                     (0.37)                             (0.44)

Weighted average number of shares outstanding,
basic and diluted                                                 5,445,363                          5,784,099

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


(A) Reflects the statements of operations of the Company for the years ended December 31, 2005 included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005.

(B) Pro forma adjustments to record the acquisition of Navigator Informatika Rt. (,,Navigator") as if it had occurred on January 1, 2005 for purposes of presenting the pro forma statements of operations:


      1) Adjustment to reflect the revenues and costs of goods sold of Navigator for the period from January 1, 2005 to October 7, 2005.

      2) Adjustment to reflect the salary and related costs of Navigator for the period from January 1, 2005 to October 7, 2005..

      3) Adjustment to reflect the consulting, professional and directors' fees of Navigator for the period from January 1, 2005 to October 7, 2005.

      4) Adjustment to reflect the selling, general and administrative costs of Navigator for the period from January 1, 2005 to October 7, 2005.

      5) Adjustment to reflect the amortization and depreciation charge of Navigator for the period from January 1, 2005 to October 7, 2005.

      6) Adjustment to reflect the interest income and expenses of Navigator for the period from January 1, 2005 to October 7, 2005.

      7) Adjustment to reflect the income tax of Navigator for the period from January 1, 2005 to October 7, 2005.